UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07874

JPMorgan Insurance Trust

(Exact name of registrant as specified in charter)

1111 Polaris Parkway

Columbus, Ohio 43240

(Address of principal executive offices) (Zip code)

Frank J. Nasta

270 Park Avenue

New York, NY 10017

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: December 31

Date of reporting period: January 1, 2011 through June 30, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Semi-Annual Report

JPMorgan Insurance Trust

June 30, 2011 (Unaudited)

JPMorgan Insurance Trust Core Bond Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE This material must be preceded or accompanied by a current prospectus.

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered through qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

AUGUST 8, 2011 (Unaudited)

Dear Shareholder:

The year began on a relatively optimistic note for investors, but the tone changed significantly in May, as concerns mounted over rising oil prices, the European sovereign debt crisis and weak U.S. economic data. In response to this, investors moved away from risk assets, and into the safety of U.S. Treasuries.

“Earlier this year, we reminded investors about the likelihood of setbacks on the road out of the economic doldrums. Meanwhile, the tragic earthquake in Japan and political unrest in the Middle East are examples of how sensitive the markets and economy can be to geopolitical shocks and other global crises.”

As we enter the second half of 2011, concerns about softening U.S. economic data persist. While we are encouraged that corporate earnings and profits have continued to grow consistently, spending levels in many areas of the economy remain critically low, which has resulted in tight inventories and pent-up consumer demand. Meanwhile, investors still lack confidence in the ability of the European government to combat the region’s debt crisis. Concerns about the credit downgrade of U.S.-issued debt exacerbated this negative sentiment among investors and helped trigger the recent downturn, as August 8, 2011 saw each of the three major U.S. stock indices experience their worst one-day performance since December 1, 2008. The current slowdown in growth should not be viewed as a surprise. Earlier this year, we reminded investors about the likelihood of setbacks on the road out of the economic doldrums. Meanwhile, the tragic earthquake in Japan and political unrest in the Middle East are examples of how sensitive the markets and economy can be to geopolitical shocks and other global crises.

Despite volatility, stocks move higher

Despite periods of elevated volatility, most stock markets posted strong gains. As of the end of the six-month reporting period ended June 30, 2011, the S&P500 Index had risen 6.0% to a level of 1,321.

Mid cap growth stocks led all style categories for the six-month reporting period, with the Russell Midcap Growth Index returning 9.6%. For the same period, the Russell 2000 Growth Index returned 8.6%, compared to 6.8% for the Russell 1000 Growth Index. In the value category, the Russell Midcap Value Index returned 6.7%, outperforming both the Russell 2000 Value Index and Russell 1000 Value index, which returned 3.8% and 5.9%, respectively.

U.S. Treasury yields drop in response to softer economic growth

In the U.S. bond markets, yields were volatile, but generally moved lower over the past six months as economic expectations softened. The yield on the 10-year U.S. Treasury bond declined slightly from 3.3% to 3.2% as of the end of the six-month reporting period ended June 30, 2011, while yields on the 2-year U.S. Treasury bond declined from 0.6% to 0.5% as of the end of the same period.

Is the economic soft patch temporary?

As we enter the second half of 2011, the markets have clearly entered a period of uncertainty. Stocks have been volatile in response to weaker economic growth, as well as concerns over the European sovereign debt crisis, the credit downgrade of U.S.-issued debt, policy tightening in China, and the conclusion of the second round of quantitative easing (QE2) in the U.S. Given these events, it’s not surprising that investors remain largely risk averse, and less than confident about prospects for future growth.

Despite the slowdown and uncertain political environment, however, we do believe that some aspects of our markets and economy — including strong corporate balance sheets and valuations — present potential opportunities for investors. As always, we advise investors to be mindful of continued volatility and other unexpected risks by maintaining a diversified and balanced approach to investing.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Investment Management Americas

J.P. Morgan Asset Management

JUNE 30, 2011	JPMORGAN INSURANCE TRUST	1

JPMorgan Insurance Trust Core Bond Portfolio

PORTFOLIO COMMENTARY

SIX MONTHS ENDED JUNE 30, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class 1 Shares)*	2.96%
Barclays Capital U.S. Aggregate Index	2.72%

Net Assets as of 6/30/2011	$242,942,296

INVESTMENT OBJECTIVE**

The JPMorgan Insurance Trust Core Bond Portfolio (the “Portfolio”) seeks to maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.

HOW DID THE MARKET PERFORM?

Despite concerns about economic contagion from Europe’s debt crisis, political unrest in the Middle East and the tragic earthquake and subsequent tsunami in Japan, U.S. Treasury yields decreased during the six months ended June 30, 2011 (generally prices for bonds increase when yields decrease). Strong corporate earnings and robust merger-and-acquisition activity encouraged investors and helped support spread sectors (non-U.S. Treasuries), while mortgage-backed securities benefited as prepayments slowed during the reporting period (prepayments can hurt bondholders by returning the money they invested more quickly than anticipated).

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio (Class 1 Shares) outperformed the Barclays Capital U.S. Aggregate Index (the “Benchmark”) for the six months ended June 30, 2011.

The Portfolio was underweight U.S. Treasury securities versus the Benchmark during the reporting period. This underweight positioning contributed to relative performance in the first quarter of 2011, as non-U.S. Treasury sectors outperformed U.S. Treasuries. This contribution to relative performance was partially offset in the second quarter of 2011, when fears about contagion from the European debt crisis lowered investors’ appetite for risk, causing U.S. Treasury yields to decrease (generally prices for bonds increase when yields decrease). The Portfolio’s yield curve positioning was an overall contributor to relative performance during the reporting period, as the Portfolio was overweight the intermediate part of the yield curve (5-10 year U.S. Treasury securities), which outperformed other areas of the yield curve during the reporting period. On the negative side, the Portfolio’s underweight in commercial mortgage-backed securities (CMBS) hurt relative performance, as yields for these securities decreased and their prices increased.

HOW WAS THE PORTFOLIO POSITIONED?

The Portfolio’s primary strategy continued to be security selection and relative value, which seeks to exploit pricing discrepancies between individual securities or market sectors. The portfolio managers used bottom-up fundamental research to construct, in their view, a portfolio of undervalued fixed income securities. The Portfolio was overweight the intermediate part of the yield curve (U.S. Treasury securities with 5 to 10 year maturities) as the portfolio managers believed that these U.S. Treasuries had the most attractive risk/reward profile.

PORTFOLIO COMPOSITION***
Collateralized Mortgage Obligations	45.4%
U.S. Treasury Obligations	17.9
Corporate Bonds	14.5
U.S. Government Agency Securities	10.0
Mortgage Pass-Through Securities	5.7
Commercial Mortgage-Backed Securities	1.9
Asset-Backed Securities	1.5
Others (each less than 1.0%)	0.3
Short-Term Investment	2.8

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of June 30, 2011. The Portfolio’s composition is subject to change.

2	JPMORGAN INSURANCE TRUST	JUNE 30, 2011

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2011

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	5/1/97	2.96%	5.33%	6.84%	5.87%
CLASS 2 SHARES	8/16/06	2.80	4.99	6.58	5.75

*	Not annualized.

TEN YEAR PERFORMANCE (6/30/01 TO 6/30/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class 2 Shares prior to their inception date are based on the performance of Class 1 Shares. The actual returns of Class 2 Shares would have been lower than shown because Class 2 Shares have higher expenses than Class 1 Shares.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust Core Bond Portfolio, the Barclays Capital U.S. Aggregate Index and the Lipper Variable Underlying Funds General U.S. Government Funds Index from June 30, 2001 to June 30, 2011. The performance of the Portfolio assumes reinvestment of all dividends and capital gains, if any. The performance of the Barclays Capital U.S. Aggregate Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Variable

Underlying Funds General U.S. Government Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Portfolio. The Barclays Capital U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Lipper Variable Underlying Funds General U.S. Government Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2011	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (Unaudited)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Asset-Backed Securities — 1.5%
	AH Mortgage Advance Trust,
178,286	Series SART-1, Class A1, 2.630%, 05/10/42 (e)	178,788
282,000	Series SART-1, Class A2, 3.370%, 05/10/43 (e)	283,156
50,000	Ally Auto Receivables Trust, Series 2010-1, Class A3, 1.450%, 05/15/14	50,355
	AmeriCredit Automobile Receivables Trust,
3,400	Series 2010-1, Class A2, 0.970%, 01/15/13	3,400
25,000	Series 2010-1, Class A3, 1.660%, 03/17/14	25,103
96,000	Series 2011-3, Class A2, 0.840%, 11/10/14	95,967
	Bank of America Auto Trust,
88,933	Series 2009-1A, Class A3, 2.670%, 07/15/13 (e)	89,533
84,768	Series 2010-1A, Class A3, 1.390%, 03/15/14 (e)	85,170
100,000	Series 2010-1A, Class A4, 2.180%, 02/15/17 (e)	102,344
38,074	Bear Stearns Asset-Backed Securities Trust, Series 2006-SD1, Class A, VAR, 0.556%, 04/25/36	28,630
60,000	CarMax Auto Owner Trust, Series 2010-1, Class A3, 1.560%, 07/15/14	60,371
200,000	Centex Home Equity, Series 2004-D, Class AF4, SUB, 4.680%, 06/25/32	194,081
450,000	Citibank Credit Card Issuance Trust, Series 2002-C2, Class C2, 6.950%, 02/18/14	466,236
	CNH Equipment Trust,
80,442	Series 2010-A, Class A3, 1.540%, 07/15/14	80,849
87,000	Series 2011-A, Class A3, 1.200%, 05/16/16	87,209
80,000	Series 2011-A, Class A4, 2.040%, 10/17/16	80,496
	Countrywide Asset-Backed Certificates,
1,056	Series 2004-1, Class 3A, VAR, 0.466%, 04/25/34	849
120,000	Series 2004-1, Class M1, VAR, 0.686%, 03/25/34	95,264
93,212	Series 2004-1, Class M2, VAR, 0.736%, 03/25/34	77,942
20,982	Countrywide Home Equity Loan Trust, Series 2004-K, Class 2A, VAR, 0.487%, 02/15/34	13,100
53,031	Ford Credit Auto Owner Trust, Series 2009-B, Class A3, 2.790%, 08/15/13	53,547

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

100,000	Honda Auto Receivables Owner Trust, Series 2009-2, Class A4, 4.430%, 07/15/15	103,801
137,614	Lake Country Mortgage Loan Trust, Series 2006-HE1, Class A3, VAR, 0.536%, 07/25/34 (e)	132,985
	Long Beach Mortgage Loan Trust,
223,368	Series 2003-4, Class M1, VAR, 1.206%, 08/25/33	174,261
190,000	Series 2004-1, Class M1, VAR, 0.936%, 02/25/34	153,965
125,000	Series 2004-1, Class M2, VAR, 1.011%, 02/25/34	111,409
33,286	Series 2006-WL2, Class 2A3, VAR, 0.386%, 01/25/36	26,719
160,000	MBNA Credit Card Master Note Trust, Series 2002-C1, Class C1, 6.800%, 07/15/14	165,822
125,000	New Century Home Equity Loan Trust, Series 2005-1, Class M1, VAR, 0.636%, 03/25/35	95,210
114,661	Real Estate Asset Trust, Series 2011- 3A, Class A1, 5.440%, 06/25/31 (e)	114,661
11,162	Residential Asset Securities Corp., Series 2003-KS9, Class A2B, VAR, 0.826%, 11/25/33	5,466
235,338	Residential Credit Solutions Trust, Series 2011-1, Class A1, 6.000%, 03/25/41 (e) (f) (i)	234,750
47,951	Santander Drive Auto Receivables Trust, Series 2011-S2A, Class B, 2.060%, 06/15/17 (e)	47,881
90,000	World Omni Auto Receivables Trust, Series 2010-A, Class A4, 2.210%, 05/15/15	91,840

	Total Asset-Backed Securities (Cost $3,766,251)	3,611,160

Collateralized Mortgage Obligations — 45.3%
	Agency CMO — 34.6%
252,278	Federal Home Loan Mortgage Corp. - Government National Mortgage Association, Series 8, Class ZA, 7.000%, 03/25/23	281,978
	Federal Home Loan Mortgage Corp. REMICS,
1,349	Series 1065, Class J, 9.000%, 04/15/21	1,602
7,173	Series 11, Class D, 9.500%, 07/15/19	7,725
150,861	Series 1113, Class J, 8.500%, 06/15/21	173,911
9,018	Series 1250, Class J, 7.000%, 05/15/22	10,730
15,203	Series 1316, Class Z, 8.000%, 06/15/22	17,468
27,139	Series 1324, Class Z, 7.000%, 07/15/22	30,486

SEE NOTES TO FINANCIAL STATEMENTS.

4	JPMORGAN INSURANCE TRUST	JUNE 30, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
129,066	Series 1343, Class LA, 8.000%, 08/15/22	151,258
26,568	Series 1343, Class LB, 7.500%, 08/15/22	30,918
16,718	Series 1394, Class ID, IF, 9.566%, 10/15/22	17,158
16,160	Series 1395, Class G, 6.000%, 10/15/22	18,031
11,770	Series 1505, Class Q, 7.000%, 05/15/23	13,266
22,766	Series 1518, Class G, IF, 8.854%, 05/15/23	26,093
22,369	Series 1541, Class O, VAR, 2.310%, 07/15/23	23,299
399,959	Series 1577, Class PV, 6.500%, 09/15/23	434,391
459,374	Series 1584, Class L, 6.500%, 09/15/23	513,954
12,525	Series 1596, Class D, 6.500%, 10/15/13	12,522
6,031	Series 1607, Class SA, IF, 19.836%, 10/15/13	6,787
16,097	Series 1609, Class LG, IF, 16.927%, 11/15/23	19,715
459,195	Series 1633, Class Z, 6.500%, 12/15/23	498,576
500,000	Series 1638, Class H, 6.500%, 12/15/23	583,594
2,387	Series 1671, Class QC, IF, 10.000%, 02/15/24	2,758
101,167	Series 1694, Class PK, 6.500%, 03/15/24	109,748
15,117	Series 1700, Class GA, PO, 02/15/24	13,533
59,190	Series 1798, Class F, 5.000%, 05/15/23	63,759
125,097	Series 1863, Class Z, 6.500%, 07/15/26	140,242
4,026	Series 1865, Class D, PO, 02/15/24	2,573
40,744	Series 1981, Class Z, 6.000%, 05/15/27	44,086
54,185	Series 1987, Class PE, 7.500%, 09/15/27	64,094
202,250	Series 1999, Class PU, 7.000%, 10/15/27	235,523
7,535	Series 2025, Class PE, 6.300%, 01/15/13	7,534
314,594	Series 2031, Class PG, 7.000%, 02/15/28 (m)	358,985
13,118	Series 2033, Class SN, HB, IF, 25.328%, 03/15/24	9,139
295,921	Series 2035, Class PC, 6.950%, 03/15/28	337,228
21,790	Series 2038, Class PN, IO, 7.000%, 03/15/28	4,236
65,127	Series 2054, Class PV, 7.500%, 05/15/28	67,668
14,498	Series 2055, Class OE, 6.500%, 05/15/13	14,496
339,521	Series 2057, Class PE, 6.750%, 05/15/28	405,847
110,938	Series 2064, Class TE, 7.000%, 06/15/28	129,299
74,393	Series 2075, Class PH, 6.500%, 08/15/28	84,220
295,515	Series 2095, Class PE, 6.000%, 11/15/28	329,453
26,245	Series 2102, Class TU, 6.000%, 12/15/13	27,399
58,531	Series 2115, Class PE, 6.000%, 01/15/14	60,415
15,624	Series 2132, Class SB, HB, IF, 29.722%, 03/15/29	26,066

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
31,231	Series 2134, Class PI, IO, 6.500%, 03/15/19	5,137
3,774	Series 2135, Class UK, IO, 6.500%, 03/15/14	241
113,882	Series 2178, Class PB, 7.000%, 08/15/29	136,129
156,162	Series 2182, Class ZB, 8.000%, 09/15/29	181,522
6,283	Series 22, Class C, 9.500%, 04/15/20	6,870
27,650	Series 2247, Class Z, 7.500%, 08/15/30	31,956
323,932	Series 2259, Class ZC, 7.350%, 10/15/30	372,762
8,202	Series 2261, Class ZY, 7.500%, 10/15/30	9,487
138,488	Series 2283, Class K, 6.500%, 12/15/23	149,795
14,931	Series 2306, Class K, PO, 05/15/24	12,971
35,834	Series 2306, Class SE, IF, IO, 7.450%, 05/15/24	6,868
45,909	Series 2325, Class PM, 7.000%, 06/15/31	51,597
257,718	Series 2344, Class ZD, 6.500%, 08/15/31	285,959
44,863	Series 2344, Class ZJ, 6.500%, 08/15/31	49,827
25,261	Series 2345, Class NE, 6.500%, 08/15/31	26,943
197,386	Series 2345, Class PQ, 6.500%, 08/15/16	208,952
68,617	Series 2355, Class BP, 6.000%, 09/15/16	73,589
188,632	Series 2359, Class ZB, 8.500%, 06/15/31	221,283
346,320	Series 2367, Class ME, 6.500%, 10/15/31	383,398
42,869	Series 2390, Class DO, PO, 12/15/31	36,081
109,332	Series 2391, Class QR, 5.500%, 12/15/16	117,500
97,973	Series 2394, Class MC, 6.000%, 12/15/16	105,489
57,826	Series 2410, Class OE, 6.375%, 02/15/32	64,056
72,285	Series 2410, Class QS, IF, 19.014%, 02/15/32	92,512
57,228	Series 2410, Class QX, IF, IO, 8.463%, 02/15/32	14,501
65,630	Series 2412, Class SP, IF, 15.726%, 02/15/32	81,732
115,681	Series 2423, Class MC, 7.000%, 03/15/32	129,707
197,390	Series 2423, Class MT, 7.000%, 03/15/32	221,259
227,841	Series 2435, Class CJ, 6.500%, 04/15/32	261,684
150,870	Series 2435, Class VH, 6.000%, 07/15/19	152,415
82,452	Series 2444, Class ES, IF, IO, 7.763%, 03/15/32	15,424
54,968	Series 2450, Class SW, IF, IO, 7.813%, 03/15/32	11,125
203,900	Series 2455, Class GK, 6.500%, 05/15/32	230,294
134,339	Series 2484, Class LZ, 6.500%, 07/15/32	156,799
766,491	Series 2500, Class MC, 6.000%, 09/15/32	843,774
51,396	Series 2503, Class BH, 5.500%, 09/15/17	55,687
95,740	Series 2515, Class DE, 4.000%, 03/15/32	99,385
479,769	Series 2527, Class BP, 5.000%, 11/15/17	514,242

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
222,951	Series 2535, Class BK, 5.500%, 12/15/22	245,408
5,300,000	Series 2543, Class YX, 6.000%, 12/15/32 (m)	5,957,464
475,551	Series 2544, Class HC, 6.000%, 12/15/32	528,615
500,000	Series 2575, Class ME, 6.000%, 02/15/33	560,769
3,230,000	Series 2578, Class PG, 5.000%, 02/15/18	3,487,624
60,517	Series 2586, Class WI, IO, 6.500%, 03/15/33	12,467
121,066	Series 2594, Class VQ, 6.000%, 08/15/20	123,320
18,115	Series 2597, Class DS, IF, IO, 7.363%, 02/15/33	1,012
22,406	Series 2599, Class DS, IF, IO, 6.813%, 02/15/33	1,054
87,969	Series 2610, Class DS, IF, IO, 6.913%, 03/15/33	3,586
92,820	Series 2611, Class SH, IF, IO, 7.463%, 10/15/21	2,735
99,747	Series 2626, Class KA, 3.000%, 03/15/30	100,116
359,602	Series 2626, Class NS, IF, IO, 6.363%, 06/15/23	27,081
390,516	Series 2636, Class Z, 4.500%, 06/15/18	415,998
199,277	Series 2638, Class DS, IF, 8.413%, 07/15/23	216,488
273,091	Series 2647, Class A, 3.250%, 04/15/32	281,832
1,945,728	Series 2651, Class VZ, 4.500%, 07/15/18	2,072,590
2,438,000	Series 2656, Class BG, 5.000%, 10/15/32	2,634,819
83,645	Series 2668, Class SB, IF, 7.034%, 10/15/15	84,573
410,000	Series 2682, Class LC, 4.500%, 07/15/32	437,461
135,052	Series 2682, Class YS, IF, 8.713%, 10/15/33	127,991
1,773,483	Series 2684, Class PD, 5.000%, 03/15/29	1,785,613
68,780	Series 2684, Class TO, PO, 10/15/33	62,752
78,728	Series 2691, Class WS, IF, 8.719%, 10/15/33	74,274
65,895	Series 2705, Class SC, IF, 8.719%, 11/15/33	62,707
100,588	Series 2705, Class SD, IF, 8.760%, 11/15/33	100,046
727,711	Series 2727, Class BS, IF, 8.794%, 01/15/34	706,939
25,799	Series 2744, Class FE, VAR, 0.000%, 02/15/34	25,461
738,967	Series 2749, Class TD, 5.000%, 06/15/21	756,932
84,561	Series 2755, Class SA, IF, 13.826%, 05/15/30	96,850
6,607	Series 2766, Class SX, IF, 15.927%, 03/15/34	6,684

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
87,157	Series 2776, Class SK, IF, 8.794%, 04/15/34	82,579
95,901	Series 2780, Class JG, 4.500%, 04/15/19	101,670
625,000	Series 2827, Class DG, 4.500%, 07/15/19	677,693
30,530	Series 2827, Class SQ, IF, 7.500%, 01/15/19	30,615
220,005	Series 2929, Class PC, 5.000%, 01/15/28	220,619
57,628	Series 2989, Class PO, PO, 06/15/23	54,291
300,000	Series 3047, Class OD, 5.500%, 10/15/35	328,380
461,578	Series 3085, Class VS, HB, IF, 27.972%, 12/15/35	702,404
133,605	Series 3117, Class EO, PO, 02/15/36	112,653
148,133	Series 3260, Class CS, IF, IO, 5.953%, 01/15/37	21,291
644,801	Series 3385, Class SN, IF, IO, 5.813%, 11/15/37	77,993
409,459	Series 3387, Class SA, IF, IO, 6.233%, 11/15/37	59,661
691,830	Series 3430, Class AI, IO, 1.417%, 09/15/12	7,790
642,700	Series 3451, Class SA, IF, IO, 5.863%, 05/15/38	60,511
971,291	Series 3455, Class SE, IF, IO, 6.013%, 06/15/38	132,533
862,790	Series 3688, Class NI, IO, 5.000%, 04/15/32	110,978
291,916	Series 3759, Class HI, IO, 4.000%, 08/15/37	47,826
759,873	Series 3772, Class IO, IO, 3.500%, 09/15/24	100,501
1,156	Series 47, Class F, 10.000%, 06/15/20	1,349
1,018	Series 99, Class Z, 9.500%, 01/15/21	1,134
	Federal Home Loan Mortgage Corp. STRIPS,
428,061	Series 233, Class 11, IO, 5.000%, 09/15/35	86,843
782,924	Series 239, Class S30, IF, IO, 7.513%, 08/15/36	111,997
	Federal Home Loan Mortgage Corp. Structured Pass-Through Securities,
22,098	Series T-41, Class 3A, VAR, 7.054%, 07/25/32	25,250
147,275	Series T-54, Class 2A, 6.500%, 02/25/43	167,479
67,518	Series T-54, Class 3A, 7.000%, 02/25/43	78,729
265,504	Series T-56, Class APO, PO, 05/25/43	206,162
40,596	Series T-58, Class APO, PO, 09/25/43	34,373
	Federal National Mortgage Association REMICS,
13,119	Series 1988-16, Class B, 9.500%, 06/25/18	14,997

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	JUNE 30, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
6,165	Series 1989-83, Class H, 8.500%, 11/25/19	7,392
1,470	Series 1990-1, Class D, 8.800%, 01/25/20	1,686
8,242	Series 1990-10, Class L, 8.500%, 02/25/20	9,416
1,115	Series 1990-93, Class G, 5.500%, 08/25/20	1,217
30	Series 1990-140, Class K, HB, 652.145%, 12/25/20	461
2,496	Series 1990-143, Class J, 8.750%, 12/25/20	2,917
37,639	Series 1992-101, Class J, 7.500%, 06/25/22	39,876
19,858	Series 1992-143, Class MA, 5.500%, 09/25/22	21,621
58,619	Series 1993-146, Class E, PO, 05/25/23	52,174
148,538	Series 1993-155, Class PJ, 7.000%, 09/25/23	167,418
4,407	Series 1993-165, Class SD, IF, 11.973%, 09/25/23	5,361
21,977	Series 1993-165, Class SK, IF, 12.500%, 09/25/23	25,527
7,496	Series 1993-167, Class GA, 7.000%, 09/25/23	7,636
198,642	Series 1993-203, Class PL, 6.500%, 10/25/23	220,812
19,015	Series 1993-205, Class H, PO, 09/25/23	16,689
1,290,091	Series 1993-223, Class PZ, 6.500%, 12/25/23	1,433,361
177,286	Series 1993-225, Class UB, 6.500%, 12/25/23	192,613
5,083	Series 1993-230, Class FA, VAR, 0.819%, 12/25/23	5,112
393,666	Series 1993-250, Class Z, 7.000%, 12/25/23	423,717
29,912	Series 1993-257, Class C, PO, 06/25/23	29,273
474,453	Series 1994-37, Class L, 6.500%, 03/25/24	543,882
4,215,116	Series 1994-72, Class K, 6.000%, 04/25/24	4,651,243
35,122	Series 1995-2, Class Z, 8.500%, 01/25/25	40,503
83,206	Series 1995-19, Class Z, 6.500%, 11/25/23	95,416
8,783	Series 1996-59, Class J, 6.500%, 08/25/22	9,764
30,027	Series 1996-59, Class K, 6.500%, 07/25/23	30,881
272,865	Series 1997-20, Class IB, IO, VAR, 1.840%, 03/25/27	10,526
29,008	Series 1997-39, Class PD, 7.500%, 05/20/27	32,529

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
63,771	Series 1997-46, Class PL, 6.000%, 07/18/27	70,535
161,088	Series 1997-61, Class ZC, 7.000%, 02/25/23	180,061
55,126	Series 1998-36, Class ZB, 6.000%, 07/18/28	61,362
67,511	Series 1998-43, Class SA, IF, IO, 16.443%, 04/25/23	24,544
95,567	Series 1998-46, Class GZ, 6.500%, 08/18/28	108,283
206,694	Series 1998-58, Class PC, 6.500%, 10/25/28	228,440
415,883	Series 1999-39, Class JH, IO, 6.500%, 08/25/29	92,645
11,678	Series 2000-52, Class IO, IO, 8.500%, 01/25/31	2,633
169,630	Series 2001-4, Class PC, 7.000%, 03/25/21	185,151
140,494	Series 2001-30, Class PM, 7.000%, 07/25/31	160,872
672,752	Series 2001-33, Class ID, IO, 6.000%, 07/25/31	130,897
196,260	Series 2001-36, Class DE, 7.000%, 08/25/31	225,156
27,621	Series 2001-44, Class PD, 7.000%, 09/25/31	31,660
93,398	Series 2001-52, Class XN, 6.500%, 11/25/15	100,798
357,205	Series 2001-61, Class Z, 7.000%, 11/25/31	409,482
121,054	Series 2001-69, Class PG, 6.000%, 12/25/16	130,003
85,740	Series 2001-71, Class QE, 6.000%, 12/25/16	92,123
14,086	Series 2001-80, Class PE, 6.000%, 07/25/29	14,313
59,935	Series 2002-1, Class HC, 6.500%, 02/25/22	63,964
17,323	Series 2002-1, Class SA, HB, IF, 24.584%, 02/25/32	26,906
130,530	Series 2002-2, Class UC, 6.000%, 02/25/17	140,695
143,902	Series 2002-3, Class OG, 6.000%, 02/25/17	154,635
397,685	Series 2002-13, Class SJ, IF, IO, 1.600%, 03/25/32	18,792
175,994	Series 2002-28, Class PK, 6.500%, 05/25/32	199,995
740,116	Series 2002-62, Class ZE, 5.500%, 11/25/17	801,133

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	JPMORGAN INSURANCE TRUST	7

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
446,308	Series 2002-68, Class SH, IF, IO, 7.814%, 10/18/32	85,372
54,558	Series 2002-77, Class S, IF, 14.143%, 12/25/32	64,626
7,468	Series 2002-91, Class UH, IO, 5.500%, 06/25/22	441
500,000	Series 2002-94, Class BK, 5.500%, 01/25/18	541,883
346,821	Series 2003-7, Class A1, 6.500%, 12/25/42	385,729
293,000	Series 2003-22, Class UD, 4.000%, 04/25/33	291,669
485,564	Series 2003-35, Class MD, 5.000%, 11/25/16	489,685
250,000	Series 2003-41, Class PE, 5.500%, 05/25/23	279,428
146,676	Series 2003-44, Class IU, IO, 7.000%, 06/25/33	28,784
100,000	Series 2003-47, Class PE, 5.750%, 06/25/33	110,843
50,718	Series 2003-64, Class SX, IF, 13.272%, 07/25/33	55,472
86,978	Series 2003-66, Class PA, 3.500%, 02/25/33	90,361
647,059	Series 2003-68, Class LC, 3.000%, 07/25/22	665,284
143,986	Series 2003-68, Class QP, 3.000%, 07/25/22	146,965
127,191	Series 2003-71, Class DS, IF, 7.212%, 08/25/33	121,211
354,278	Series 2003-71, Class IM, IO, 5.500%, 12/25/31	44,595
320,956	Series 2003-80, Class SY, IF, IO, 7.464%, 06/25/23	37,466
3,600,000	Series 2003-81, Class MC, 5.000%, 12/25/32	3,883,915
584,812	Series 2003-82, Class VB, 5.500%, 08/25/33	643,416
63,977	Series 2003-91, Class SD, IF, 12.190%, 09/25/33	64,357
114,416	Series 2003-106, Class US, IF, 8.796%, 11/25/23	113,552
432,436	Series 2003-116, Class SB, IF, IO, 7.414%, 11/25/33	72,988
2,901,667	Series 2003-128, Class DY, 4.500%, 01/25/24	3,122,232
58,496	Series 2003-130, Class SX, IF, 11.241%, 01/25/34	66,119

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
88,545	Series 2003-132, Class OA, PO, 08/25/33	75,954
1,850,000	Series 2004-2, Class OE, 5.000%, 05/25/23	2,018,038
192,641	Series 2004-4, Class QM, IF, 13.828%, 06/25/33	227,533
117,006	Series 2004-10, Class SC, HB, IF, 27.857%, 02/25/34	171,459
86,751	Series 2004-14, Class SD, IF, 8.796%, 03/25/34	82,457
122,372	Series 2004-21, Class CO, PO, 04/25/34	92,824
81,407	Series 2004-22, Class A, 4.000%, 04/25/19	83,997
252,626	Series 2004-36, Class SA, IF, 19.014%, 05/25/34	342,372
187,629	Series 2004-46, Class SK, IF, 15.989%, 05/25/34	232,067
37,559	Series 2004-51, Class SY, IF, 13.868%, 07/25/34	44,162
146,170	Series 2004-61, Class SK, IF, 8.500%, 11/25/32	140,644
1,125,076	Series 2004-75, Class VK, 4.500%, 09/25/22	1,201,935
200,000	Series 2004-76, Class CL, 4.000%, 10/25/19	210,517
20,026	Series 2004-92, Class JO, PO, 12/25/34	19,723
88,810	Series 2005-28, Class JA, 5.000%, 04/25/35	89,554
368,250	Series 2005-45, Class DC, HB, IF, 23.629%, 06/25/35	487,086
2,538	Series 2005-47, Class AN, 5.000%, 12/25/16	2,537
150,776	Series 2005-52, Class PA, 6.500%, 06/25/35	164,307
853,000	Series 2005-68, Class BC, 5.250%, 06/25/35	930,576
520,074	Series 2005-84, Class XM, 5.750%, 10/25/35	567,979
700,000	Series 2005-110, Class MN, 5.500%, 06/25/35	776,487
136,706	Series 2006-22, Class AO, PO, 04/25/36	117,283
97,835	Series 2006-46, Class SW, HB, IF, 23.518%, 06/25/36	125,021
282,922	Series 2006-59, Class QO, PO, 01/25/33	247,384
323,778	Series 2006-110, Class PO, PO, 11/25/36	271,174
645,899	Series 2006-117, Class GS, IF, IO, 6.464%, 12/25/36	98,960
354,126	Series 2007-7, Class SG, IF, IO, 6.314%, 08/25/36	67,225

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	JUNE 30, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
997,175	Series 2007-53, Class SH, IF, IO, 5.914%, 06/25/37	124,033
437,288	Series 2007-88, Class VI, IF, IO, 6.354%, 09/25/37	62,621
674,670	Series 2007-100, Class SM, IF, IO, 6.264%, 10/25/37	102,194
697,864	Series 2008-1, Class BI, IF, IO, 5.724%, 02/25/38	95,476
261,275	Series 2008-16, Class IS, IF, IO, 6.014%, 03/25/38	35,449
304,345	Series 2008-46, Class HI, IO, VAR, 6.632%, 06/25/38	24,998
244,951	Series 2008-53, Class CI, IF, IO, 7.014%, 07/25/38	35,345
724,367	Series 2009-112, Class ST, IF, IO, 6.064%, 01/25/40	91,933
406,358	Series 2010-35, Class SB, IF, IO, 6.234%, 04/25/40	58,726
1,559	Series G92-15, Class Z, 7.000%, 01/25/22	1,559
3,908	Series G92-42, Class Z, 7.000%, 07/25/22	4,360
97,259	Series G92-44, Class ZQ, 8.000%, 07/25/22	110,392
46,374	Series G92-54, Class ZQ, 7.500%, 09/25/22	52,215
2,880	Series G92-59, Class F, VAR, 2.059%, 10/25/22	2,919
7,767	Series G92-61, Class Z, 7.000%, 10/25/22	9,239
17,375	Series G92-66, Class KA, 6.000%, 12/25/22	19,001
82,178	Series G92-66, Class KB, 7.000%, 12/25/22	91,832
23,063	Series G93-1, Class KA, 7.900%, 01/25/23	26,269
24,088	Series G93-17, Class SI, IF, 6.000%, 04/25/23	25,239
	Federal National Mortgage Association STRIPS,
45,142	Series 329, Class 1, PO, 01/01/33	39,561
198,775	Series 365, Class 8, IO, 5.500%, 05/01/36	33,208
	Federal National Mortgage Association Whole Loan,
83,664	Series 1999-W1, Class PO, PO, 02/25/29	71,114
409,522	Series 1999-W4, Class A9, 6.250%, 02/25/29	461,091
763,522	Series 2002-W7, Class A4, 6.000%, 06/25/29	853,952
517,940	Series 2003-W1, Class 1A1, VAR, 6.351%, 12/25/42	591,919
66,484	Series 2003-W1, Class 2A, VAR, 7.209%, 12/25/42	77,659
84,616	Series 2004-W2, Class 2A2, 7.000%, 02/25/44	97,816

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
	Government National Mortgage Association,
70,219	Series 1994-3, Class PQ, 7.488%, 07/16/24	82,097
296,718	Series 1994-7, Class PQ, 6.500%, 10/16/24	337,035
72,156	Series 1996-16, Class E, 7.500%, 08/16/26	82,219
69,780	Series 1997-8, Class PN, 7.500%, 05/16/27	79,277
168,793	Series 1998-22, Class PD, 6.500%, 09/20/28	185,158
80,598	Series 1998-26, Class K, 7.500%, 09/17/25	92,674
53,872	Series 1999-17, Class L, 6.000%, 05/20/29	58,890
63,865	Series 1999-41, Class Z, 8.000%, 11/16/29	74,006
43,132	Series 1999-44, Class PC, 7.500%, 12/20/29	49,348
52,653	Series 1999-44, Class ZG, 8.000%, 12/20/29	60,927
37,269	Series 2000-6, Class Z, 7.500%, 02/20/30	42,044
61,265	Series 2000-14, Class PD, 7.000%, 02/16/30	67,260
245,008	Series 2000-21, Class Z, 9.000%, 03/16/30	298,111
28,313	Series 2000-26, Class Z, 7.750%, 09/20/30	32,584
4,338	Series 2000-36, Class IK, IO, 9.000%, 11/16/30	1,138
756,711	Series 2000-36, Class PB, 7.500%, 11/16/30	866,098
54,101	Series 2000-37, Class B, 8.000%, 12/20/30	62,877
13,958	Series 2000-38, Class AH, 7.150%, 12/20/30	16,216
40,434	Series 2001-4, Class SJ, IF, IO, 7.964%, 01/19/30	9,884
2,008,417	Series 2001-10, Class PE, 6.500%, 03/16/31 (m)	2,250,315
295,617	Series 2001-22, Class PS, HB, IF, 20.526%, 03/17/31	414,823
101,980	Series 2001-36, Class S, IF, IO, 7.864%, 08/16/31	22,276
254,619	Series 2001-53, Class SR, IF, IO, 7.964%, 10/20/31	34,592
142,539	Series 2001-64, Class MQ, 6.500%, 12/20/31	151,868
1,000,000	Series 2001-64, Class PB, 6.500%, 12/20/31	1,095,143
18,674	Series 2002-24, Class SB, IF, 11.647%, 04/16/32	22,077

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	JPMORGAN INSURANCE TRUST	9

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
88,437	Series 2002-54, Class GB, 6.500%, 08/20/32	100,130
58,348	Series 2003-4, Class NI, IO, 5.500%, 01/20/32	3,804
11,368	Series 2003-24, Class PO, PO, 03/16/33	9,303
2,900,680	Series 2003-59, Class XA, IO, VAR, 1.361%, 06/16/34	109,218
1,166,700	Series 2003-75, Class BE, 6.000%, 04/16/28	1,179,533
167,290	Series 2003-76, Class LS, IF, IO, 7.015%, 09/20/31	14,893
622,476	Series 2004-11, Class SW, IF, IO, 5.315%, 02/20/34	72,115
54,893	Series 2004-28, Class S, IF, 19.152%, 04/16/34	76,679
885,438	Series 2004-62, Class VA, 5.500%, 07/20/15	932,268
526,270	Series 2007-45, Class QA, IF, IO, 6.454%, 07/20/37	83,748
463,342	Series 2007-76, Class SA, IF, IO, 6.344%, 11/20/37	71,966
421,632	Series 2008-2, Class MS, IF, IO, 6.974%, 01/16/38	63,708
328,067	Series 2008-55, Class SA, IF, IO, 6.014%, 06/20/38	43,627
258,982	Series 2009-6, Class SA, IF, IO, 5.914%, 02/16/39	31,725
751,365	Series 2009-6, Class SH, IF, IO, 5.854%, 02/20/39	98,741
453,712	Series 2009-14, Class KI, IO, 6.500%, 03/20/39	77,175
309,121	Series 2009-14, Class NI, IO, 6.500%, 03/20/39	53,732
1,000,993	Series 2009-22, Class SA, IF, IO, 6.084%, 04/20/39	123,587
1,010,690	Series 2009-31, Class ST, IF, IO, 6.164%, 03/20/39	147,260
1,010,690	Series 2009-31, Class TS, IF, IO, 6.114%, 03/20/39	126,123
1,180,759	Series 2009-64, Class SN, IF, IO, 5.914%, 07/16/39	159,961
291,226	Series 2009-79, Class OK, PO, 11/16/37	252,113
601,669	Series 2009-102, Class SM, IF, IO, 6.214%, 06/16/39	79,461
1,288,225	Series 2009-106, Class ST, VAR, IF, IO, 5.814%, 02/20/38	170,203
439,080	Series 2010-130, Class CP, 7.000%, 10/16/40	512,699

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
1,300,290	Series 2011-75, Class SM, IF, IO, 6.414%, 05/20/41	194,231
923,411	NCUA Guaranteed Notes, Series 2010-C1, Class APT, 2.650%, 10/29/20	921,351
	Vendee Mortgage Trust,
91,274	Series 1994-1, Class 1, VAR, 5.628%, 02/15/24	100,443
212,320	Series 1996-1, Class 1Z, 6.750%, 02/15/26	244,134
117,065	Series 1996-2, Class 1Z, 6.750%, 06/15/26	134,602
422,697	Series 1997-1, Class 2Z, 7.500%, 02/15/27	493,105
117,832	Series 1998-1, Class 2E, 7.000%, 03/15/28	135,804

		84,026,525

	Non-Agency CMO — 10.7%
5,762	Adjustable Rate Mortgage Trust, Series 2004-1, Class 9A2, VAR, 0.986%, 01/25/35	5,617
200,000	American General Mortgage Loan Trust, Series 2009-1, Class A7, VAR, 5.750%, 09/25/48 (e)	202,949
500,000	American Home Mortgage Investment Trust, Series 2005-3, Class 2A4, VAR, 2.021%, 09/25/35	201,703
	Banc of America Alternative Loan Trust,
179,220	Series 2003-9, Class 1CB2, 5.500%, 11/25/33	183,229
314,167	Series 2004-5, Class 3A3, PO, 06/25/34	208,812
85,759	Series 2004-6, Class 15PO, PO, 07/25/19	69,451
	Banc of America Funding Corp.,
95,882	Series 2003-1, Class APO, PO, 05/20/33	72,904
89,297	Series 2004-1, Class PO, PO, 03/25/34	71,438
679,183	Series 2005-6, Class 2A7, 5.500%, 10/25/35	660,675
115,657	Series 2005-7, Class 30PO, PO, 11/25/35	77,561
336,578	Series 2005-E, Class 4A1, VAR, 2.814%, 03/20/35	318,266
	Banc of America Mortgage Securities, Inc.,
32,443	Series 2003-8, Class APO, PO, 11/25/33	23,738
200,000	Series 2004-3, Class 1A26, 5.500%, 04/25/34	204,879
31,431	Series 2004-4, Class APO, PO, 05/25/34	23,403
590,021	Series 2004-5, Class 2A2, 5.500%, 06/25/34	589,867
250,000	Series 2004-6, Class 2A5, PO, 07/25/34	168,062
112,216	Series 2004-6, Class APO, PO, 07/25/34	81,545
263,352	Series 2004-7, Class 1A19, PO, 08/25/34	219,289
250,591	Series 2004-J, Class 3A1, VAR, 5.089%, 11/25/34	220,692

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	JUNE 30, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
896,532	Series 2005-5, Class 1A26, IO, 5.500%, 06/25/35	37,005
	BCAP LLC Trust,
250,000	Series 2011-RR5, 0.000%, 07/26/36 (i) (f)	239,375
304,251	Series 2011-RR5-I, 0.000%, 05/26/36	276,869
	Bear Stearns Adjustable Rate Mortgage Trust,
113,077	Series 2003-7, Class 3A, VAR, 2.789%, 10/25/33	108,001
216,230	Series 2005-5, Class A1, VAR, 2.340%, 08/25/35	203,335
554,139	Series 2006-1, Class A1, VAR, 2.520%, 02/25/36	492,144
224,116	Citicorp Mortgage Securities, Inc., Series 2004-5, Class 2A5, 4.500%, 08/25/34	231,513
	Citigroup Mortgage Loan Trust, Inc.,
21,889	Series 2003-UP3, Class A3, 7.000%, 09/25/33	22,410
77,297	Series 2003-UST1, Class A1, 5.500%, 12/25/18	79,160
25,967	Series 2003-UST1, Class PO1, PO, 12/25/18	23,952
20,149	Series 2003-UST1, Class PO3, PO, 12/25/18	19,153
137,825	Series 2005-1, Class 2A1A, VAR, 2.721%, 04/25/35	92,553
	Countrywide Alternative Loan Trust,
121,856	Series 2002-8, Class A4, 6.500%, 07/25/32	128,253
46,533	Series 2003-J1, Class PO, PO, 10/25/33	33,820
1,683,293	Series 2004-2CB, Class 1A9, 5.750%, 03/25/34	1,602,037
160,363	Series 2004-18CB, Class 2A4, 5.700%, 09/25/34	163,828
138,638	Series 2005-5R, Class A1, 5.250%, 12/25/18	141,220
887,368	Series 2005-20CB, Class 3A8, IF, IO, 4.564%, 07/25/35	96,069
40,772	Series 2005-26CB, Class A10, IF, 12.713%, 07/25/35	40,455
1,149,047	Series 2005-28CB, Class 1A4, 5.500%, 08/25/35	909,854
600,000	Series 2005-54CB, Class 1A11, 5.500%, 11/25/35	501,397
1,476,803	Series 2005-22T1, Class A2, IF, IO, 4.884%, 06/25/35	146,327
1,403,878	Series 2005-J1, Class 1A4, IF, IO, 4.914%, 02/25/35	141,069
	Countrywide Home Loan Mortgage Pass-Through Trust,
323,195	Series 2003-26, Class 1A6, 3.500%, 08/25/33	307,999

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — Continued
92,696	Series 2003-44, Class A6, PO, 10/25/33	91,837
67,840	Series 2003-J7, Class 4A3, IF, 9.533%, 08/25/18	70,926
119,628	Series 2004-7, Class 2A1, VAR, 2.275%, 06/25/34	106,413
73,305	Series 2004-HYB1, Class 2A, VAR, 2.878%, 05/20/34	62,829
97,301	Series 2004-HYB3, Class 2A, VAR, 2.554%, 06/20/34	78,031
239,329	Series 2004-J8, Class 1A2, 4.750%, 11/25/19	242,956
64,708	Series 2004-J8, Class POA, PO, 11/25/19	56,757
500,000	Series 2005-16, Class A23, 5.500%, 09/25/35	485,950
490,394	Series 2005-22, Class 2A1, VAR, 3.079%, 11/25/35	329,798
33,346	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-5, Class 5P, PO, 08/25/19	29,377
341,073	Credit Suisse Mortgage Capital Certificates, Series 2011-7R, Class A1, VAR, 1.436%, 08/28/47 (e)	340,220
349,600	First Horizon Alternative Mortgage Securities, Series 2005-FA8, Class 1A19, 5.500%, 11/25/35	263,376
	First Horizon Asset Securities, Inc.,
99,250	Series 2004-AR7, Class 2A1, VAR, 2.741%, 02/25/35	94,294
300,000	Series 2004-AR7, Class 2A2, VAR, 2.741%, 02/25/35	273,912
250,498	Series 2005-AR1, Class 2A2, VAR, 2.750%, 04/25/35	236,300
	GMAC Mortgage Corp. Loan Trust,
249,141	Series 2003-AR1, Class A4, VAR, 3.396%, 10/19/33	243,250
258,975	Series 2004-J5, Class A7, 6.500%, 01/25/35	268,654
650,000	Series 2005-AR3, Class 3A4, VAR, 3.092%, 06/19/35	545,960
	GSR Mortgage Loan Trust,
541,093	Series 2004-6F, Class 1A2, 5.000%, 05/25/34	540,210
772,056	Series 2004-6F, Class 3A4, 6.500%, 05/25/34	824,775
115,711	Series 2004-10F, Class 2A1, 5.000%, 08/25/19	116,815
71,980	Series 2004-13F, Class 3A3, 6.000%, 11/25/34	70,278

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	JPMORGAN INSURANCE TRUST	11

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
111,219	Impac Secured Assets CMN Owner Trust, Series 2006-1, Class 2A1, VAR, 0.536%, 05/25/36	103,068
2,083,875	Indymac Index Mortgage Loan Trust, Series 2005-AR11, Class A7, IO, VAR, 0.256%, 08/25/35	13,024
242,983	JP Morgan Mortgage Trust, Series 2006-A2, Class 5A3, VAR, 2.961%, 11/25/33	244,508
	MASTR Adjustable Rate Mortgages Trust,
166,469	Series 2004-13, Class 2A1, VAR, 2.796%, 04/21/34	162,110
550,559	Series 2004-13, Class 3A6, VAR, 2.836%, 11/21/34	541,799
	MASTR Alternative Loans Trust,
215,895	Series 2003-9, Class 8A1, 6.000%, 01/25/34	216,152
514,534	Series 2004-4, Class 10A1, 5.000%, 05/25/24	525,106
326,165	Series 2004-6, Class 7A1, 6.000%, 07/25/34	329,508
44,589	Series 2004-7, Class 30PO, PO, 08/25/34	27,664
280,142	Series 2004-8, Class 6A1, 5.500%, 09/25/19	285,276
286,623	Series 2004-10, Class 1A1, 4.500%, 09/25/19	291,651
	MASTR Asset Securitization Trust,
444,372	Series 2003-11, Class 9A6, 5.250%, 12/25/33	461,462
90,028	Series 2003-12, Class 15, PO, 12/25/18	78,050
130,498	Series 2004-6, Class 15PO, PO, 05/25/19	112,525
104,540	Series 2004-8, Class PO, PO, 08/25/19	96,417
212,223	Series 2004-10, Class 15, PO, 10/25/19	184,362
418,208	MASTR Resecuritization Trust, Series 2005-PO, Class 3PO, PO, 05/28/35 (e)	271,835
87,008	MortgageIT Trust, Series 2005-1, Class 1A1, VAR, 0.506%, 02/25/35	67,176
75,667	Nomura Asset Acceptance Corp., Series 2004-R2, Class A1, VAR, 6.500%, 10/25/34 (e)	76,275
619,903	PHH Alternative Mortgage Trust, Series 2007-2, Class 2X, IO, 6.000%, 05/25/37	94,501
	Residential Accredit Loans, Inc.,
132,197	Series 2002-QS8, Class A5, 6.250%, 06/25/17	135,162
926,978	Series 2003-QR19, Class CB4, 5.750%, 10/25/33	908,911

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — Continued
34,361	Series 2003-QS3, Class A2, IF, 16.091%, 02/25/18	37,451
103,568	Series 2003-QS3, Class A8, IF, IO, 7.414%, 02/25/18	11,494
248,434	Series 2003-QS9, Class A3, IF, IO, 7.364%, 05/25/18	33,989
320,994	Series 2003-QS14, Class A1, 5.000%, 07/25/18	333,185
98,958	Series 2003-QS18, Class A1, 5.000%, 09/25/18	102,028
34,589	Residential Asset Securitization Trust, Series 2003-A14, Class A1, 4.750%, 02/25/19	34,928
214,173	Residential Funding Mortgage Securities I, Series 2005-SA4, Class 1A1, VAR, 3.223%, 09/25/35	152,531
8,869	SACO I, Inc. (Bear Stearns), Series 1997-2, Class 1A5, 7.000%, 08/25/36 (e)	9,211
	Salomon Brothers Mortgage Securities VII, Inc.,
162,235	Series 2003-HYB1, Class A, VAR, 3.217%, 09/25/33	158,611
11,447	Series 2003-UP2, Class PO1, PO, 12/25/18	8,973
400,000	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 5A4, VAR, 4.938%, 06/25/34	385,804
	Structured Asset Securities Corp.,
149,645	Series 2003-8, Class 1A2, 5.000%, 04/25/18	153,932
214,465	Series 2003-33H, Class 1A1, 5.500%, 10/25/33	218,209
80,228	Series 2004-20, Class 1A3, 5.250%, 11/25/34	80,794
	WaMu Mortgage Pass-Through Certificates,
37,077	Series 2003-AR8, Class A, VAR, 2.711%, 08/25/33	36,318
186,877	Series 2003-AR9, Class 1A6, VAR, 2.714%, 09/25/33	178,742
122,027	Series 2003-S4, Class 3A, 5.500%, 06/25/33	127,489
195,167	Series 2003-S8, Class A4, 4.500%, 09/25/18	198,584
289,775	Series 2003-S10, Class A5, 5.000%, 10/25/18	291,641
22,291	Series 2003-S10, Class A6, PO, 10/25/18	22,247
83,585	Series 2003-S11, Class 2A5, IF, 16.539%, 11/25/33	87,128
67,276	Series 2004-AR3, Class A2, VAR, 2.577%, 06/25/34	65,374

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	JUNE 30, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
	Washington Mutual Alternative Mortgage Pass-Through Certificates,
2,103,020	Series 2005-2, Class 1A4, IF, IO, 4.864%, 04/25/35	218,033
741,693	Series 2005-2, Class 2A3, IF, IO, 4.814%, 04/25/35	74,718
563,464	Series 2005-3, Class CX, IO, 5.500%, 05/25/35	82,132
756,285	Series 2005-4, Class CB7, 5.500%, 06/25/35	632,209
56,045	Series 2005-4, Class DP, PO, 06/25/20	44,173
203,385	Series 2005-6, Class 2A4, 5.500%, 08/25/35	183,099
13,642	Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2002-MS12, Class A, 6.500%, 05/25/32	13,911
	Wells Fargo Mortgage-Backed Securities Trust,
95,551	Series 2003-8, Class A9, 4.500%, 08/25/18	98,618
362,806	Series 2003-11, Class 1A4, 4.750%, 10/25/18	362,668
30,714	Series 2003-11, Class 1APO, PO, 10/25/18	28,604
111,934	Series 2003-15, Class 1A1, 4.750%, 12/25/18	115,551
96,737	Series 2003-K, Class 1A1, VAR, 4.446%, 11/25/33	95,009
193,475	Series 2003-K, Class 1A2, VAR, 4.446%, 11/25/33	193,942
114,596	Series 2004-7, Class 2A2, 5.000%, 07/25/19	118,035
135,090	Series 2004-EE, Class 3A1, VAR, 2.880%, 12/25/34	134,522
346,391	Series 2004-P, Class 2A1, VAR, 2.894%, 09/25/34	334,280
196,227	Series 2005-AR8, Class 2A1, VAR, 2.808%, 06/25/35	188,690
129,112	Series 2005-AR16, Class 2A1, VAR, 2.756%, 10/25/35	116,355

		26,004,550

	Total Collateralized Mortgage Obligations (Cost $104,375,686)	110,031,075

Commercial Mortgage-Backed Securities — 1.9%
	Banc of America Merrill Lynch Commercial Mortgage, Inc.,
125,000	Series 2005-3, Class A4, 4.668%, 07/10/43	133,767

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

125,000	Series 2005-3, Class AM, 4.727%, 07/10/43	125,023
499,682	Series 2005-6, Class ASB, VAR, 5.367%, 09/10/47	528,062
250,000	Series 2006-4, Class A4, 5.634%, 07/10/46	273,543
	Bear Stearns Commercial Mortgage Securities,
250,000	Series 2005-PWR8, Class A4, 4.674%, 06/11/41	267,185
203,637	Series 2005-PWR9, Class AAB, 4.804%, 09/11/42	212,022
360,000	Series 2006-PW11, Class A4, VAR, 5.620%, 03/11/39	393,643
46,896	Series 2006-PW14, Class A1, 5.044%, 12/11/38	47,090
	Citigroup Commercial Mortgage Trust,
100,000	Series 2005-C3, Class AM, VAR, 4.830%, 05/15/43	100,421
18,136	Series 2006-C4, Class A1, VAR, 5.920%, 03/15/49	18,121
14,497,181	Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class XC, IO, VAR, 0.167%, 12/11/49 (e)	121,732
565,000	Credit Suisse Mortgage Capital Certificates, Series 2006-C1, Class A4, VAR, 5.609%, 02/15/39	615,436
100,000	GMAC Commercial Mortgage Securities, Inc., Series 2006-C1, Class A4, VAR, 5.238%, 11/10/45	107,896
200,000	GS Mortgage Securities Corp. II, Series 2004-GG2, Class A6, VAR, 5.396%, 08/10/38	216,327
75,000	LB-UBS Commercial Mortgage Trust, Series 2005-C1, Class A4, 4.742%, 02/15/30	80,122
260,054	Merrill Lynch Mortgage Trust, Series 2005-MCP1, Class ASB, VAR, 4.674%, 06/12/43	271,971
4,614,550	Morgan Stanley Capital I, Series 2006-IQ12, Class X1, IO, VAR, 0.205%, 12/15/43 (e)	58,561
300,000	Morgan Stanley Reremic Trust, Series 2011-IO, Class A, 2.500%, 02/23/51	299,145
400,000	TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class A3, VAR, 5.979%, 08/15/39	437,370
306,928	Wachovia Bank Commercial Mortgage Trust, Series 2004-C15, Class A2, 4.039%, 10/15/41	307,033

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	JPMORGAN INSURANCE TRUST	13

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Commercial Mortgage-Backed Securities — Continued
110,000	WF-RBS Commercial Mortgage Trust, Series 2011-C3, Class A4, 4.375%, 03/15/44 (e)	108,319

	Total Commercial Mortgage-Backed Securities (Cost $4,438,218)	4,722,789

Corporate Bonds — 14.4%
	Consumer Discretionary — 1.1%
	Automobiles — 0.0% (g)
60,000	Daimler Finance North America LLC, 7.300%, 01/15/12	62,089

	Household Durables — 0.0% (g)
50,000	Newell Rubbermaid, Inc., 4.700%, 08/15/20	50,344

	Media — 1.0%
	CBS Corp.,
21,000	5.750%, 04/15/20	22,761
100,000	7.875%, 07/30/30	119,343
125,000	Comcast Cable Communications LLC, 7.125%, 06/15/13	139,004
	Comcast Cable Holdings LLC,
235,000	9.800%, 02/01/12	247,126
75,000	10.125%, 04/15/22	103,736
	Comcast Corp.,
50,000	5.900%, 03/15/16	56,916
50,000	6.450%, 03/15/37	53,478
30,000	6.500%, 01/15/17	34,965
35,000	6.500%, 11/15/35	37,984
	Cox Communications, Inc.,
30,000	5.450%, 12/15/14	33,436
20,000	8.375%, 03/01/39 (e)	26,152
	DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.,
125,000	4.600%, 02/15/21	125,593
67,000	5.000%, 03/01/21	69,394
125,000	6.000%, 08/15/40	126,737
78,000	Discovery Communications LLC, 4.375%, 06/15/21	77,237
100,000	Historic TW, Inc., 9.150%, 02/01/23	134,555
75,000	NBC Universal, Inc., 5.950%, 04/01/41 (e)	76,267
	News America, Inc.,
50,000	6.650%, 11/15/37	53,585
50,000	7.250%, 05/18/18	59,379
150,000	7.300%, 04/30/28	166,744
	Time Warner Cable, Inc.,
50,000	6.550%, 05/01/37	53,111

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Media — Continued
50,000	6.750%, 07/01/18	57,984
50,000	7.300%, 07/01/38	58,121
70,000	8.250%, 02/14/14	81,420
	Time Warner Entertainment Co. LP,
50,000	8.375%, 03/15/23	63,477
25,000	8.375%, 07/15/33	31,953
150,000	10.150%, 05/01/12	161,358
	Time Warner, Inc.,
35,000	4.750%, 03/29/21	35,604
75,000	6.200%, 03/15/40	76,836
22,000	6.250%, 03/29/41	22,853

		2,407,109

	Specialty Retail — 0.1%
70,000	Home Depot, Inc., 5.400%, 03/01/16	78,219
75,000	Lowe’s Cos., Inc., 7.110%, 05/15/37	90,870
35,000	Staples, Inc., 9.750%, 01/15/14	41,667

		210,756

	Total Consumer Discretionary	2,730,298

	Consumer Staples — 0.6%
	Beverages — 0.2%
125,000	Anheuser-Busch InBev Worldwide, Inc., 7.750%, 01/15/19	157,255
50,000	Coca-Cola Enterprises, Inc., 8.500%, 02/01/12	52,323
95,000	Diageo Capital plc, (United Kingdom), 5.750%, 10/23/17	108,905
20,000	Diageo Finance B.V., (Netherlands), 5.300%, 10/28/15	22,574
15,000	FBG Finance Ltd., (Australia), 5.125%, 06/15/15 (e)	16,312

		357,369

	Food & Staples Retailing — 0.1%
	CVS Caremark Corp.,
60,000	5.750%, 05/15/41	58,994
30,000	6.125%, 09/15/39	30,756
	Kroger Co. (The),
18,000	5.400%, 07/15/40	17,297
25,000	7.500%, 04/01/31	30,267
70,000	Wal-Mart Stores, Inc., 6.500%, 08/15/37	80,394

		217,708

	Food Products — 0.3%
	Bunge Ltd. Finance Corp.,
50,000	5.875%, 05/15/13	53,274

SEE NOTES TO FINANCIAL STATEMENTS.

14	JPMORGAN INSURANCE TRUST	JUNE 30, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Food Products — Continued
55,000	8.500%, 06/15/19	67,052
27,000	Bunge N.A. Finance LP, 5.900%, 04/01/17	29,511
50,000	Kellogg Co., 4.250%, 03/06/13	52,769
	Kraft Foods, Inc.,
127,000	5.375%, 02/10/20	138,836
165,000	6.125%, 02/01/18	189,822
100,000	6.875%, 02/01/38	115,689

		646,953

	Household Products — 0.0% (g)
80,771	Procter & Gamble - ESOP, 9.360%, 01/01/21	104,469

	Total Consumer Staples	1,326,499

	Energy — 0.4%
	Energy Equipment & Services — 0.0% (g)
75,000	Transocean, Inc., (Cayman Islands), 6.500%, 11/15/20	83,868

	Oil, Gas & Consumable Fuels — 0.4%
50,000	Apache Corp., 6.900%, 09/15/18	60,628
100,000	Canadian Natural Resources Ltd., (Canada), 5.900%, 02/01/18	114,238
	ConocoPhillips,
25,000	5.750%, 02/01/19	28,751
120,000	6.000%, 01/15/20	140,327
150,000	Marathon Oil Corp., 6.000%, 10/01/17	172,313
60,000	Petro-Canada, (Canada), 6.800%, 05/15/38	67,676
60,000	Shell International Finance B.V., (Netherlands), 6.375%, 12/15/38	69,569
50,000	Statoil ASA, (Norway), 3.125%, 08/17/17	50,438
45,000	Suncor Energy, Inc., (Canada), 6.850%, 06/01/39	50,818
40,000	Talisman Energy, Inc., (Canada), 7.750%, 06/01/19	48,747
150,000	Total Capital S.A., (France), 2.300%, 03/15/16	149,885

		953,390

	Total Energy	1,037,258

	Financials — 8.3%
	Capital Markets — 1.9%
	Bank of New York Mellon Corp. (The),
75,000	2.950%, 06/18/15	77,412
55,000	4.600%, 01/15/20	57,291
	BlackRock, Inc.,
80,000	3.500%, 12/10/14	84,309
130,000	5.000%, 12/10/19	138,187

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Capital Markets — Continued
65,000	6.250%, 09/15/17	75,194
100,000	Blackstone Holdings Finance Co. LLC, 5.875%, 03/15/21 (e)	100,121
50,000	Credit Suisse USA, Inc., 4.875%, 01/15/15	53,918
	Goldman Sachs Group, Inc. (The),
75,000	3.625%, 02/07/16	75,814
20,000	3.700%, 08/01/15	20,365
375,000	4.750%, 07/15/13	395,862
150,000	5.250%, 10/15/13	160,941
156,000	5.375%, 03/15/20	161,093
100,000	5.500%, 11/15/14	108,126
150,000	5.950%, 01/18/18	161,681
75,000	5.950%, 01/15/27	73,519
100,000	6.250%, 09/01/17	110,340
80,000	6.750%, 10/01/37	79,999
125,000	7.500%, 02/15/19	145,443
	Jefferies Group, Inc.,
55,000	3.875%, 11/09/15	55,893
110,000	6.450%, 06/08/27	110,040
100,000	8.500%, 07/15/19	118,269
	Lehman Brothers Holdings, Inc.,
315,000	0.000%, 11/10/09 (d)	81,112
200,000	4.800%, 03/13/14 (d)	52,250
100,000	5.750%, 05/17/13 (d)	26,125
175,000	6.625%, 01/18/12 (d)	45,719
50,000	Macquarie Group Ltd., (Australia), 7.300%, 08/01/14 (e)	55,962
	Merrill Lynch & Co., Inc.,
120,000	5.450%, 07/15/14	129,197
274,000	6.150%, 04/25/13	294,203
135,000	6.400%, 08/28/17	147,363
90,000	6.875%, 04/25/18	99,578
	Morgan Stanley,
100,000	4.200%, 11/20/14	103,851
400,000	4.750%, 04/01/14	416,955
300,000	5.300%, 03/01/13	317,192
200,000	5.625%, 09/23/19	205,230
130,000	6.250%, 08/28/17	140,586
136,000	Nomura Holdings, Inc., (Japan), 6.700%, 03/04/20	148,601

		4,627,741

	Commercial Banks — 2.0%
82,000	Bank of Nova Scotia, (Canada), 3.400%, 01/22/15	86,147

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	JPMORGAN INSURANCE TRUST	15

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Commercial Banks — Continued
	Barclays Bank plc, (United Kingdom),
110,000	2.500%, 01/23/13	112,023
106,000	3.900%, 04/07/15	109,981
100,000	5.200%, 07/10/14	108,177
150,000	6.050%, 12/04/17 (e)	158,819
	BB&T Corp.,
110,000	3.850%, 07/27/12	113,618
100,000	3.950%, 04/29/16	104,651
50,000	4.900%, 06/30/17	53,562
50,000	5.700%, 04/30/14	55,491
75,000	Branch Banking & Trust Co., 4.875%, 01/15/13	78,777
150,000	Credit Suisse, (Switzerland), 5.000%, 05/15/13	160,112
100,000	6.000%, 02/15/18	107,906
100,000	Credit Suisse AG, (Switzerland), 5.400%, 01/14/20	101,238
350,000	Glitnir Banki HF, (Iceland), 0.000%, 10/15/08 (d) (e) (f) (i)	97,125
100,000	HSBC Bank plc, (United Kingdom), 3.500%, 06/28/15 (e)	102,613
111,000	4.125%, 08/12/20 (e)	107,448
100,000	KeyCorp, 6.500%, 05/14/13	108,815
	National Australia Bank Ltd., (Australia),
200,000	2.500%, 01/08/13 (e)	203,853
200,000	2.750%, 09/28/15 (e)	199,860
100,000	3.750%, 03/02/15 (e)	103,923
100,000	Nordea Bank AB, (Sweden), 1.750%, 10/04/13 (e)	100,120
	PNC Funding Corp.,
150,000	5.125%, 02/08/20	160,605
25,000	5.250%, 11/15/15	27,240
25,000	5.625%, 02/01/17	27,528
25,000	6.700%, 06/10/19	29,457
200,000	Rabobank Nederland N.V., (Netherlands), 3.200%, 03/11/15 (e)	206,907
	U.S. Bancorp,
90,000	2.450%, 07/27/15	90,844
100,000	7.500%, 06/01/26	124,141
	UBS AG, (Switzerland),
250,000	3.875%, 01/15/15	260,952
100,000	5.750%, 04/25/18	108,418
	Wachovia Bank N.A.,
250,000	6.000%, 11/15/17	278,886
250,000	6.600%, 01/15/38	274,061
250,000	VAR, 0.577%, 03/15/16	237,531

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Commercial Banks — Continued
	Wachovia Corp.,
250,000	5.500%, 05/01/13	268,838
50,000	5.750%, 02/01/18	55,289
200,000	Wells Fargo & Co., 3.676%, 06/15/16	205,468
	Westpac Banking Corp., (Australia),
65,000	4.200%, 02/27/15	68,782
121,000	4.875%, 11/19/19	125,859

		4,925,065

	Consumer Finance — 0.5%
50,000	American Express Co., 7.000%, 03/19/18	58,842
50,000	American Express Credit Corp., 7.300%, 08/20/13	55,650
	Capital One Financial Corp.,
65,000	5.700%, 09/15/11	65,653
185,000	6.250%, 11/15/13	203,665
100,000	6.750%, 09/15/17	115,613
	HSBC Finance Corp.,
13,000	4.750%, 07/15/13	13,766
150,000	5.000%, 06/30/15	161,377
150,000	5.250%, 01/15/14	161,708
50,000	7.350%, 11/27/32	51,143
100,000	VAR, 0.528%, 01/15/14	98,365
20,000	John Deere Capital Corp., 4.500%, 04/03/13	21,273
100,000	SLM Corp., 5.375%, 01/15/13	102,771
87,000	Toyota Motor Credit Corp., 3.200%, 06/17/15	90,420

		1,200,246

	Diversified Financial Services — 2.3%
150,000	BA Covered Bond Issuer, 5.500%, 06/14/12 (e)	155,646
	Bank of America Corp.,
295,000	5.650%, 05/01/18	311,027
245,000	5.750%, 12/01/17	260,503
50,000	6.500%, 08/01/16	55,763
200,000	7.375%, 05/15/14	224,839
25,000	7.625%, 06/01/19	28,960
150,000	BP Capital Markets plc, (United Kingdom), 4.742%, 03/11/21	154,740
	Caterpillar Financial Services Corp.,
80,000	5.450%, 04/15/18	90,476
100,000	6.200%, 09/30/13	111,278
100,000	7.050%, 10/01/18	122,098
50,000	7.150%, 02/15/19	61,689

SEE NOTES TO FINANCIAL STATEMENTS.

16	JPMORGAN INSURANCE TRUST	JUNE 30, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Diversified Financial Services — Continued
	Citigroup, Inc.,
150,000	4.700%, 05/29/15	158,384
62,000	4.750%, 05/19/15	65,569
300,000	5.000%, 09/15/14	314,387
36,000	5.375%, 08/09/20	37,568
55,000	5.500%, 04/11/13	58,392
285,000	6.000%, 08/15/17	312,100
150,000	6.010%, 01/15/15	165,066
100,000	8.125%, 07/15/39	125,137
45,000	8.500%, 05/22/19	55,784
	CME Group, Inc.,
50,000	5.400%, 08/01/13	54,403
50,000	5.750%, 02/15/14	55,537
75,000	ConocoPhillips Canada Funding Co. I, (Canada), 5.625%, 10/15/16	86,870
45,000	ERAC USA Finance LLC, 4.500%, 08/16/21 (e)	44,728
200,000	FUEL Trust, 3.984%, 06/15/16 (e)	198,375
	General Electric Capital Corp.,
200,000	4.750%, 09/15/14	216,789
100,000	5.250%, 10/19/12	105,422
190,000	5.500%, 01/08/20	203,471
400,000	5.625%, 05/01/18	437,487
100,000	5.875%, 01/14/38	101,157
390,000	5.875%, 02/15/12	403,209
115,000	5.900%, 05/13/14	127,755
110,000	6.000%, 06/15/12	115,659
200,000	6.750%, 03/15/32	222,210
125,000	GTP Acquisition Partners I LLC, 4.347%, 06/15/16 (e)	125,000
100,000	MassMutual Global Funding II, 2.300%, 09/28/15 (e)	100,011
	National Rural Utilities Cooperative Finance Corp.,
50,000	2.625%, 09/16/12	51,146
50,000	10.375%, 11/01/18	69,246

		5,587,881

	FDIC Guaranteed Securities (~) — 0.0% (g)
105,000	Goldman Sachs Group, Inc. (The), 3.250%, 06/15/12	107,947

	Insurance — 1.2%
35,000	ACE INA Holdings, Inc., 5.600%, 05/15/15	38,916
	Aflac, Inc.,
25,000	6.450%, 08/15/40	24,806
20,000	8.500%, 05/15/19	24,460

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Insurance — Continued
60,000	Allstate Life Global Funding Trusts, 5.375%, 04/30/13	64,662
130,000	American International Group, Inc., 4.250%, 05/15/13	133,636
	AON Corp.,
40,000	3.125%, 05/27/16	39,870
23,000	3.500%, 09/30/15	23,641
18,000	6.250%, 09/30/40	18,744
300,000	ASIF Global Financing XIX, 4.900%, 01/17/13 (e)	312,000
	Berkshire Hathaway Finance Corp.,
33,000	2.450%, 12/15/15	33,411
50,000	5.400%, 05/15/18	55,463
100,000	5.750%, 01/15/40	103,886
75,000	CNA Financial Corp., 5.875%, 08/15/20	77,980
200,000	Jackson National Life Global Funding, 6.125%, 05/30/12 (e)	209,661
20,000	Lincoln National Corp., 4.850%, 06/24/21	19,792
	Metropolitan Life Global Funding I,
120,000	2.500%, 01/11/13 (e)	122,172
100,000	2.875%, 09/17/12 (e)	102,196
175,000	3.650%, 06/14/18 (e)	163,966
100,000	5.200%, 09/18/13 (e)	108,714
100,000	Nationwide Financial Services, 6.250%, 11/15/11	101,314
250,000	New York Life Global Funding, 5.375%, 09/15/13 (e)	272,729
100,000	Pacific Life Global Funding, 5.000%, 05/15/17 (e)	104,863
300,000	Principal Life Global Funding I, 6.250%, 02/15/12 (e)	310,362
	Principal Life Income Funding Trusts,
35,000	5.100%, 04/15/14	38,104
80,000	5.300%, 04/24/13	86,033
150,000	Prudential Insurance Co. of America (The), 8.300%, 07/01/25 (e)	185,280
25,000	Travelers Cos, Inc. (The), 5.800%, 05/15/18	28,014

		2,804,675

	Real Estate Investment Trusts (REITs) — 0.3%
	CommonWealth REIT,
75,000	5.875%, 09/15/20	77,018
100,000	6.650%, 01/15/18	111,163
92,000	HCP, Inc., 5.375%, 02/01/21	94,891
	Simon Property Group LP,
8,000	4.200%, 02/01/15	8,510

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	JPMORGAN INSURANCE TRUST	17

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Real Estate Investment Trusts (REITs) — Continued
20,000	4.375%, 03/01/21	19,685
50,000	5.625%, 08/15/14	55,855
50,000	5.650%, 02/01/20	54,020
45,000	6.100%, 05/01/16	51,684
30,000	6.750%, 05/15/14	33,997
102,000	WEA Finance LLC/WT Finance Ltd., 6.750%, 09/02/19 (e)	115,667

		622,490

	Thrifts & Mortgage Finance — 0.1%
75,000	Countrywide Financial Corp., 6.250%, 05/15/16	79,037
250,000	Stadshypotek AB, (Sweden), 1.450%, 09/30/13 (e)	251,630

		330,667

	Total Financials	20,206,712

	Health Care — 0.2%
	Biotechnology — 0.1%
	Amgen, Inc.,
25,000	4.500%, 03/15/20	25,783
40,000	5.700%, 02/01/19	45,300
82,000	5.750%, 03/15/40	83,869

		154,952

	Health Care Equipment & Supplies — 0.0% (g)
10,000	Baxter International, Inc., 4.000%, 03/01/14	10,740

	Health Care Providers & Services — 0.0% (g)
30,000	Medco Health Solutions, Inc., 2.750%, 09/15/15	30,263
	WellPoint, Inc.,
13,000	5.875%, 06/15/17	14,863
9,000	7.000%, 02/15/19	10,750

		55,876

	Pharmaceuticals — 0.1%
35,000	AstraZeneca plc, (United Kingdom), 5.400%, 06/01/14	39,159
50,000	GlaxoSmithKline Capital, Inc., 4.375%, 04/15/14	54,431
80,000	Novartis Capital Corp., 4.125%, 02/10/14	86,215

		179,805

	Total Health Care	401,373

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Industrials — 0.5%
	Aerospace & Defense — 0.1%
100,000	United Technologies Corp., 6.125%, 02/01/19	116,946

	Airlines — 0.0% (g)
32,000	American Airlines 2011-1 Class A Pass-Through Trust, 5.250%, 01/31/21	31,280
54,212	Delta Air Lines 2010-2 Class A Pass- Through Trust, 4.950%, 05/23/19	54,212

		85,492

	Commercial Services & Supplies — 0.0% (g)
55,000	Allied Waste North America, Inc., 6.875%, 06/01/17	59,606
43,000	Waste Management, Inc., 4.750%, 06/30/20	44,627

		104,233

	Industrial Conglomerates — 0.2%
44,000	Danaher Corp., 3.900%, 06/23/21	43,827
	General Electric Co.,
250,000	5.000%, 02/01/13	265,350
65,000	5.250%, 12/06/17	72,008
22,000	Koninklijke Philips Electronics N.V., (Netherlands), 5.750%, 03/11/18	24,636
50,000	Tyco International Finance S.A., (Luxembourg), 8.500%, 01/15/19	63,386
30,000	Tyco International Ltd./Tyco International Finance S.A., (Switzerland), 7.000%, 12/15/19	35,640

		504,847

	Machinery — 0.0% (g)
25,000	Parker Hannifin Corp., 5.500%, 05/15/18	28,395

	Road & Rail — 0.2%
	Burlington Northern Santa Fe LLC,
25,000	3.600%, 09/01/20	24,185
75,000	5.400%, 06/01/41	73,693
100,000	5.650%, 05/01/17	113,614
35,000	5.750%, 05/01/40	36,054
	CSX Corp.,
33,000	4.250%, 06/01/21	32,845
50,000	5.500%, 04/15/41	48,787
25,000	7.375%, 02/01/19	30,474
35,000	Ryder System, Inc., 3.600%, 03/01/16	35,862
35,000	United Parcel Service of America, Inc., 8.375%, 04/01/20	47,225

		442,739

	Total Industrials	1,282,652

SEE NOTES TO FINANCIAL STATEMENTS.

18	JPMORGAN INSURANCE TRUST	JUNE 30, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Information Technology — 0.7%
	Communications Equipment — 0.1%
	Cisco Systems, Inc.,
80,000	5.500%, 02/22/16	90,960
75,000	5.900%, 02/15/39	79,241

		170,201

	Computers & Peripherals — 0.2%
	Dell, Inc.,
128,000	3.100%, 04/01/16	130,734
25,000	7.100%, 04/15/28	28,837
	Hewlett-Packard Co.,
85,000	2.950%, 08/15/12	87,086
50,000	4.300%, 06/01/21	50,489
75,000	4.750%, 06/02/14	81,844
	International Business Machines Corp.,
50,000	6.220%, 08/01/27	57,710
100,000	8.000%, 10/15/38	134,758

		571,458

	Electronic Equipment, Instruments & Components — 0.1%
	Arrow Electronics, Inc.,
10,000	3.375%, 11/01/15	10,131
25,000	6.000%, 04/01/20	26,735
85,000	6.875%, 07/01/13	92,606

		129,472

	IT Services — 0.0% (g)
50,000	HP Enterprise Services LLC, 7.450%, 10/15/29	63,514

	Office Electronics — 0.1%
	Pitney Bowes, Inc.,
75,000	4.875%, 08/15/14	80,650
80,000	5.000%, 03/15/15	86,018
	Xerox Corp.,
17,000	4.500%, 05/15/21	16,816
35,000	5.625%, 12/15/19	38,336
50,000	6.750%, 02/01/17	58,385

		280,205

	Semiconductors & Semiconductor Equipment — 0.1%
110,000	National Semiconductor Corp., 6.600%, 06/15/17	129,464

	Software — 0.1%
75,000	Microsoft Corp., 1.625%, 09/25/15	74,206
	Oracle Corp.,
50,000	5.250%, 01/15/16	56,426
50,000	5.750%, 04/15/18	57,223

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Software — Continued
100,000	6.500%, 04/15/38	115,956

		303,811

	Total Information Technology	1,648,125

	Materials — 0.3%
	Chemicals — 0.2%
	Dow Chemical Co. (The),
110,000	6.000%, 10/01/12	116,634
30,000	7.375%, 11/01/29	36,771
	E.l. du Pont de Nemours & Co.,
58,000	1.950%, 01/15/16	57,211
25,000	4.900%, 01/15/41	23,733
80,000	Monsanto Co., 7.375%, 08/15/12	85,835
50,000	Potash Corp. of Saskatchewan, Inc., (Canada), 4.875%, 03/01/13	53,275
	PPG Industries, Inc.,
14,000	5.500%, 11/15/40	13,702
50,000	9.000%, 05/01/21	65,643
90,000	Praxair, Inc., 5.250%, 11/15/14	101,095

		553,899

	Metals & Mining — 0.1%
	BHP Billiton Finance USA Ltd., (Australia),
40,000	5.400%, 03/29/17	45,476
80,000	6.500%, 04/01/19	95,730
	Rio Tinto Finance USA Ltd., (Australia),
12,000	3.500%, 11/02/20	11,484
60,000	8.950%, 05/01/14	72,052

		224,742

	Total Materials	778,641

	Telecommunication Services — 1.1%
	Diversified Telecommunication Services — 1.0%
7,000	AT&T Corp., 8.000%, 11/15/31	9,263
	AT&T, Inc.,
125,000	4.950%, 01/15/13	132,503
205,000	5.350%, 09/01/40	194,312
100,000	5.500%, 02/01/18	111,533
70,000	5.600%, 05/15/18	77,952
70,000	5.800%, 02/15/19	78,985
45,000	6.300%, 01/15/38	47,654
145,000	BellSouth Corp., 5.200%, 09/15/14	159,746
205,596	BellSouth Telecommunications, Inc., 6.300%, 12/15/15	220,129
50,000	Centel Capital Corp., 9.000%, 10/15/19	58,216

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	JPMORGAN INSURANCE TRUST	19

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Diversified Telecommunication Services — Continued
	CenturyLink, Inc.,
90,000	6.450%, 06/15/21	88,971
60,000	7.600%, 09/15/39	57,713
200,000	GTE Corp., 6.840%, 04/15/18	232,654
	Telecom Italia Capital S.A., (Luxembourg),
50,000	4.950%, 09/30/14	52,133
130,000	5.250%, 11/15/13	136,471
	Telefonica Emisiones S.A.U., (Spain),
19,000	5.462%, 02/16/21	19,288
100,000	5.855%, 02/04/13	106,045
25,000	5.877%, 07/15/19	26,252
90,000	Verizon Communications, Inc., 6.400%, 02/15/38	97,540
200,000	Verizon Global Funding Corp., 7.750%, 12/01/30	249,951
150,000	Verizon Maryland, Inc., 7.150%, 05/01/23	159,028
100,000	Verizon Pennsylvania, Inc., 8.350%, 12/15/30	121,904
100,000	Verizon Virginia, Inc., 4.625%, 03/15/13	105,466

		2,543,709

	Wireless Telecommunication Services — 0.1%
40,000	Crown Castle Towers LLC, 3.214%, 08/15/15 (e)	40,616
	Rogers Communications, Inc., (Canada),
70,000	6.375%, 03/01/14	78,510
50,000	6.800%, 08/15/18	58,998
50,000	Vodafone Group plc, (United Kingdom), 5.000%, 09/15/15	55,117

		233,241

	Total Telecommunication Services	2,776,950

	Utilities — 1.2%
	Electric Utilities — 0.9%
62,000	Alabama Power Co., 6.125%, 05/15/38	69,096
	Carolina Power & Light Co.,
100,000	5.125%, 09/15/13	108,816
25,000	5.300%, 01/15/19	27,905
100,000	CenterPoint Energy Houston Electric LLC, 5.750%, 01/15/14	110,649
40,000	Columbus Southern Power Co., 6.050%, 05/01/18	45,623
38,000	Consolidated Edison Co. of New York, Inc., 5.700%, 06/15/40	40,125
	Duke Energy Carolinas LLC,
39,000	4.300%, 06/15/20	40,442
75,000	5.100%, 04/15/18	82,950

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Electric Utilities — Continued
75,000	5.625%, 11/30/12	79,869
75,000	6.250%, 01/15/12	77,260
60,000	Duke Energy Indiana, Inc., 6.350%, 08/15/38	67,884
	Exelon Generation Co. LLC,
78,000	4.000%, 10/01/20	73,618
29,000	5.750%, 10/01/41	27,531
	Florida Power & Light Co.,
30,000	5.950%, 10/01/33	32,863
30,000	5.950%, 02/01/38	33,131
25,000	Georgia Power Co., 5.950%, 02/01/39	27,076
18,000	Great Plains Energy, Inc., 4.850%, 06/01/21	18,058
40,000	Niagara Mohawk Power Corp., 4.881%, 08/15/19 (e)	42,395
25,000	Northern States Power Co., 6.250%, 06/01/36	28,760
	Oncor Electric Delivery Co. LLC,
15,000	5.950%, 09/01/13	16,360
30,000	6.800%, 09/01/18	35,061
75,000	Pacific Gas & Electric Co., 5.625%, 11/30/17	85,136
75,000	Potomac Electric Power Co., 6.500%, 11/15/37	88,067
35,000	Progress Energy, Inc., 4.400%, 01/15/21	35,386
37,000	PSEG Power LLC, 5.125%, 04/15/20	38,828
18,000	Public Service Co. of Colorado, 3.200%, 11/15/20	17,076
175,000	Public Service Co. of Oklahoma, 6.625%, 11/15/37	195,150
	Public Service Electric & Gas Co.,
28,000	5.375%, 11/01/39	28,557
25,000	6.330%, 11/01/13	27,915
50,000	Southwestern Public Service Co., 8.750%, 12/01/18	64,130
	Spectra Energy Capital LLC,
45,000	7.500%, 09/15/38	54,205
50,000	8.000%, 10/01/19	61,163
	Virginia Electric and Power Co.,
140,000	5.100%, 11/30/12	148,273
50,000	5.400%, 04/30/18	56,010
70,000	5.950%, 09/15/17	81,728
70,000	6.350%, 11/30/37	79,953

		2,147,049

SEE NOTES TO FINANCIAL STATEMENTS.

20	JPMORGAN INSURANCE TRUST	JUNE 30, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Gas Utilities — 0.2%
	AGL Capital Corp.,
30,000	4.450%, 04/15/13	31,471
46,000	5.875%, 03/15/41	47,824
25,000	CenterPoint Energy Resources Corp., 6.125%, 11/01/17	28,664
100,000	NGPL PipeCo LLC, 7.119%, 12/15/17 (e)	112,028
	TransCanada PipeLines Ltd., (Canada),
50,000	4.000%, 06/15/13	52,803
50,000	6.500%, 08/15/18	58,821
50,000	7.125%, 01/15/19	61,276

		392,887

	Multi-Utilities — 0.1%
75,000	KCP&L Greater Missouri Operations Co., 11.875%, 07/01/12	82,631
	Sempra Energy,
100,000	6.500%, 06/01/16	115,809
40,000	8.900%, 11/15/13	46,230

		244,670

	Water Utilities — 0.0% (g)
100,000	American Water Capital Corp., 6.085%, 10/15/17	115,253

	Total Utilities	2,899,859

	Total Corporate Bonds (Cost $34,023,307)	35,088,367

Foreign Government Securities — 0.2%
	Province of Ontario, (Canada),
75,000	2.700%, 06/16/15	77,820
200,000	2.950%, 02/05/15	209,725
100,000	United Mexican States, (Mexico), 6.625%, 03/03/15	116,100

	Total Foreign Government Securities (Cost $375,955)	403,645

Mortgage Pass-Through Securities — 5.7%
	Federal Home Loan Mortgage Corp.,
104,348	ARM, 2.320%, 01/01/27	109,006
156,849	ARM, 2.334%, 03/01/35	164,628
217,972	ARM, 2.510%, 04/01/30 - 04/01/34	228,691
112,294	ARM, 5.945%, 01/01/37	120,813
	Federal Home Loan Mortgage Corp. Gold Pools, 15 Year, Single Family,
53,020	4.500%, 08/01/18	56,669
80,211	5.000%, 12/01/13 - 04/01/14	84,162
22,506	5.500%, 03/01/14	24,339
9,322	6.000%, 04/01/14	10,169

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

264,050	6.500%, 06/01/14 - 02/01/19	288,377
53,224	7.000%, 01/01/17	55,105
3,930	8.500%, 11/01/15	4,457
	Federal Home Loan Mortgage Corp. Gold Pools, 20 Year, Single Family,
58,062	6.000%, 12/01/22	64,122
109,388	6.500%, 11/01/22	123,347
	Federal Home Loan Mortgage Corp. Gold Pools, 30 Year, Single Family,
186,750	5.500%, 10/01/33	203,272
532,404	6.000%, 04/01/26 - 02/01/39	586,418
597,818	6.500%, 11/01/25 - 11/01/34	677,465
115,078	7.000%, 04/01/35	133,595
9,134	8.500%, 07/01/28	10,999
129,779	Federal Home Loan Mortgage Corp. Gold Pools, Other, 7.000%, 07/01/29	144,649
	Federal Home Loan Mortgage Corp., 30 Year, Single Family,
36,834	10.000%, 01/01/20 - 09/01/20	42,968
1,486	12.000%, 07/01/19	1,723
	Federal National Mortgage Association,
510,295	ARM, 1.984%, 01/01/35	536,637
2,973	ARM, 2.030%, 03/01/19	3,058
37,277	ARM, 2.387%, 04/01/34	39,191
117,537	ARM, 2.436%, 01/01/34	123,006
140,568	ARM, 2.445%, 07/01/33	147,722
117,709	ARM, 2.470%, 05/01/35	123,604
122,027	ARM, 2.534%, 04/01/33	127,802
158,392	ARM, 2.583%, 10/01/34	166,583
190,219	ARM, 2.995%, 08/01/34	199,629
8,245	ARM, 3.953%, 03/01/29	8,483
	Federal National Mortgage Association, 15 Year, Single Family,
225,562	3.500%, 09/01/18 - 05/01/19	235,584
47,100	4.000%, 07/01/18	49,840
378,508	4.500%, 07/01/18 - 05/01/23	403,037
34,933	5.000%, 06/01/18	37,760
425,622	5.500%, 04/01/22	461,617
292,645	6.000%, 04/01/13 - 09/01/22	320,224
102,761	6.500%, 05/01/13 - 08/01/20	111,924
29,162	8.000%, 11/01/12 - 01/01/16	29,617
	Federal National Mortgage Association, 20 Year, Single Family,
127,750	4.500%, 01/01/25	136,380
739,502	5.000%, 11/01/23	797,514
196,543	6.500%, 03/01/19 - 12/01/22	222,690

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	JPMORGAN INSURANCE TRUST	21

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Mortgage Pass-Through Securities — Continued
	Federal National Mortgage Association, 30 Year, FHA/VA,
63,212	8.500%, 10/01/26 - 06/01/30	74,323
89,489	9.000%, 04/01/25	106,361
	Federal National Mortgage Association, 30 Year, Single Family,
334,677	3.000%, 09/01/31	311,570
448,049	4.500%, 04/01/38 - 05/01/39	464,625
366,415	5.000%, 09/01/35	391,207
187,177	5.500%, 01/01/38 - 06/01/38	202,682
210,448	6.000%, 01/01/29 - 03/01/33	234,656
998,673	6.500%, 09/01/25 - 11/01/36	1,133,282
4,204	7.000%, 08/01/32	4,863
47,448	7.500%, 03/01/30 - 08/01/30	55,697
170,870	8.000%, 03/01/27 - 11/01/28	200,437
	Federal National Mortgage Association, Other,
494,298	4.130%, 07/01/20	508,874
399,238	5.500%, 09/01/33 - 04/01/38	428,711
137,984	6.000%, 09/01/28	153,160
222,598	6.500%, 10/01/35	252,020
19,287	7.500%, 02/01/13	20,510
	Government National Mortgage Association II, 30 Year, Single Family,
5,197	7.500%, 12/20/26	6,068
104,760	8.000%, 11/20/26 - 01/20/27	123,916
3,380	8.500%, 05/20/25	4,061
	Government National Mortgage Association II, Other,
607,988	ARM, 2.500%, 07/20/34 - 09/20/34	630,312
18,622	Government National Mortgage Association, 15 Year, Single Family, 8.000%, 01/15/16	20,094
	Government National Mortgage Association, 30 Year, Single Family,
217,924	6.000%, 05/15/37 - 10/15/38	243,421
251,453	6.500%, 03/15/28 - 12/15/38	285,954
46,323	7.000%, 12/15/25 - 06/15/33	54,145
23,753	7.500%, 05/15/23 - 09/15/28	27,821
28,594	8.000%, 09/15/22 - 10/15/27	33,889
9,160	9.000%, 11/15/24	10,818
291,723	9.500%, 10/15/24	346,804

	Total Mortgage Pass-Through Securities (Cost $12,849,121)	13,747,157

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — 0.1%
	Illinois — 0.0% (g)
160,000	State of Illinois, Taxable Pension, Series 2003, GO, 5.100%, 06/01/33	136,363

	New York — 0.1%
30,000	New York State Dormitory Authority, Build America Bonds, Rev., 5.600%, 03/15/40	30,824
130,000	Port Authority of New York & New Jersey, Taxable Construction 164th, Rev., 5.647%, 11/01/40	132,947

		163,771

	Total Municipal Bonds (Cost $319,216)	300,134

Supranational — 0.0% (g)
50,000	Corp. Andina de Fomento, 5.200%, 05/21/13 (Cost $49,952)	53,500

U.S. Government Agency Securities — 10.0%
	Federal Home Loan Mortgage Corp.,
30,000	4.875%, 06/13/18	34,097
125,000	5.125%, 10/18/16	143,149
	Federal National Mortgage Association,
3,000,000	Zero Coupon, 10/09/19	2,100,090
495,000	2.750%, 03/13/14	520,713
150,000	4.875%, 12/15/16	170,188
6,000,000	Federal National Mortgage Association Interest STRIPS, 09/23/20	4,181,562
630,000	Federal National Mortgage Association Principal STRIPS, 03/23/28	281,920
	Financing Corp., Principal STRIPS,
2,000,000	11/02/18	1,600,888
8,000,000	12/06/18	6,371,304
100,000	09/26/19	76,159
4,000,000	Residual Funding Corp., Principal Strip, 07/15/20	2,916,584
2,000,000	Resolution Funding Corp. Interest STRIPS, 01/15/20	1,496,138
33,000	Tennessee Valley Authority, 4.625%, 09/15/60	30,946
5,000,000	Tennessee Valley Authority STRIPS, 07/15/16	4,413,340

	Total U.S. Government Agency Securities (Cost $19,837,841)	24,337,078

U.S. Treasury Obligations — 17.9%
	U.S. Treasury Bonds,
415,000	4.375%, 02/15/38	417,723
50,000	4.500%, 02/15/36	51,672
75,000	4.500%, 05/15/38	76,992

SEE NOTES TO FINANCIAL STATEMENTS.

22	JPMORGAN INSURANCE TRUST	JUNE 30, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

U.S. Treasury Obligations — Continued
230,000	5.000%, 05/15/37	255,480
10,000	6.375%, 08/15/27	12,950
150,000	6.750%, 08/15/26	200,180
80,000	7.250%, 08/15/22	109,025
50,000	7.500%, 11/15/16	64,504
250,000	8.000%, 11/15/21	355,976
396,000	8.125%, 08/15/19	554,245
1,255,000	8.875%, 08/15/17	1,743,959
	U.S. Treasury Bonds STRIPS,
2,500,000	08/15/14	2,431,033
2,000,000	11/15/14	1,929,306
1,750,000	02/15/15	1,672,466
500,000	05/15/15	474,453
180,000	08/15/15	169,593
4,715,000	11/15/15	4,402,810
3,300,000	02/15/16 (m)	3,054,011
1,615,000	05/15/16	1,480,264
1,925,000	08/15/16	1,746,310
3,050,000	11/15/16	2,738,854
825,000	02/15/17	731,987
3,625,000	08/15/17	3,145,873
2,900,000	11/15/17	2,489,128
50,000	02/15/18	42,379
280,000	02/15/19	225,979
100,000	05/15/19	79,683
400,000	08/15/19	314,671
1,503,000	05/15/20	1,128,819
150,000	08/15/20	111,022
100,000	08/15/21	69,846
300,000	11/15/21	206,593
10,000	11/15/24	5,771
100,000	05/15/26	52,875
250,000	05/15/27	124,982
200,000	11/15/27	97,185
50,000	08/15/28	23,365
100,000	11/15/28	46,088

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

600,000	02/15/30	258,508
50,000	08/15/30	20,986
50,000	11/15/30	20,726
50,000	11/15/32	18,677
275,000	05/15/33	100,084
100,000	08/15/33	35,844
200,000	11/15/33	70,831
225,000	02/15/34	78,488
100,000	05/15/34	34,503
50,000	02/15/35	16,549
300,000	U.S. Treasury Inflation Indexed Bond, 3.625%, 04/15/28	549,318
170,000	U.S. Treasury Inflation Indexed Note, 1.375%, 07/15/18	192,514
	U.S. Treasury Notes,
10,000	1.500%, 12/31/13	10,215
742,000	3.125%, 05/15/19	766,115
200,000	3.250%, 12/31/16	213,359
545,000	4.750%, 08/15/17	626,835
10,000,000	U.S. Treasury Principal STRIPS, 05/15/20	7,560,440

	Total U.S. Treasury Obligations (Cost $38,911,944)	43,412,044

SHARES
Short-Term Investment — 2.8%
	Investment Company — 2.8%
6,815,289	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (Cost $6,815,289)	6,815,289

	Total Investments — 99.8% (Cost $225,762,780)	242,522,238
	Other Assets in Excess of Liabilities — 0.2%	420,058

	NET ASSETS — 100.0%	$242,942,296

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	JPMORGAN INSURANCE TRUST	23

JPMorgan Insurance Trust Core Bond Portfolio

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (Unaudited)

ARM	— Adjustable Rate Mortgage
CMO	— Collateralized Mortgage Obligation
ESOP	— Employee Stock Ownership Program
FHA	— Federal Housing Administration
GO	— General Obligation
GMAC	— General Motors Acceptance Corp.
HB

—  High Coupon Bonds (a.k.a. “IOettes”) represent the right to receive interest payments on an underlying pool of mortgages with similar features as those associated with IO securities. Unlike IO’s the owner also has a right to receive a very small portion of principal. The high interest rates result from taking interest payments from other classes in the Real Estate Mortgage Investment Conduit trust and allocating them to the small principal of the HB class.

IF

—  Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index. The interest rate shown is the rate in effect as of June 30, 2011. The rate may be subject to a cap and floor.

IO

—  Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

PO

—  Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying mortgages of these securities increase, the yield on these securities increases.

REMICS	— Real Estate Mortgage Investment Conduits
Rev.	— Revenue
STRIPS

—  Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.

SUB	— Step-Up Bond. The interest rate shown is the rate in effect as of June 30, 2011.
VA	— Veterans Administration
VAR	— Variable Rate Security. The interest rate shown is the rate in effect as of June 30, 2011.

(~)

—  Securities are guaranteed by the Federal Deposit Insurance Corporation (FDIC) under its Temporary Liquidity Guarantee Program (TLGP). Under this program, the FDIC guarantees, with the full faith and credit of the U.S. government, the payment of principal and interest. The expiration of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012.

(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(d)	— Defaulted Security.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(f)

—  Security is fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The portfolio owns fair valued securities with a value of approximately $571,250 which amounts to 0.2% of total investments.

(g)	— Amount rounds to less than 0.1%.
(i)	— Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.
(l)	— The rate shown is the current yield as of June 30, 2011.
(m)

—  All or portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

24	JPMORGAN INSURANCE TRUST	JUNE 30, 2011

STATEMENT OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2011 (Unaudited)

Core Bond Portfolio
ASSETS:
Investments in non-affiliates, at value	$235,706,949
Investments in affiliates, at value	6,815,289

Total investment securities, at value	242,522,238
Receivables:
Investment securities sold	237,433
Portfolio shares sold	1,136
Interest and dividends	1,187,942
Other assets	20,162

Total Assets	243,968,911

LIABILITIES:
Payables:
Investment securities purchased	684,632
Portfolio shares redeemed	55,368
Accrued liabilities:
Investment advisory fees	74,657
Administration fees	20,865
Distribution fees	4
Custodian and accounting fees	36,168
Trustees’ and Chief Compliance Officer’s fees	684
Printing & Postage fees	75,269
Other	78,968

Total Liabilities	1,026,615

Net Assets	$242,942,296

NET ASSETS:
Paid in capital	$227,032,540
Accumulated undistributed net investment income	6,202,007
Accumulated net realized gains (losses)	(7,051,709)
Net unrealized appreciation (depreciation)	16,759,458

Total Net Assets	$242,942,296

NET ASSETS:
Class 1	$242,922,091
Class 2	20,205

Total	$242,942,296

Outstanding units of beneficial interest (shares) (Unlimited amount authorized, no par value):
Class 1	21,653,000
Class 2	1,804

Net asset value, offering and redemption price per share:
Class 1	$11.22
Class 2	11.20

Cost of investments in non-affiliates	$218,947,491
Cost of investments in affiliates	6,815,289

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	JPMORGAN INSURANCE TRUST	25

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2011 (Unaudited)

Core Bond Portfolio
INVESTMENT INCOME:
Interest income from non-affiliates	$6,943,486
Dividend income from affiliates	2,271

Total investment income	6,945,757

EXPENSES:
Investment advisory fees	480,309
Administration fees	106,459
Distribution fees:
Class 2	25
Custodian and accounting fees	62,544
Interest expense to affiliates	65
Professional fees	33,679
Trustees’ and Chief Compliance Officer’s fees	1,294
Printing and mailing costs	48,703
Transfer agent fees	3,898
Other	17,425

Total expenses	754,401

Less amounts waived	(37,264)
Less earnings credits	(4)

Net expenses	717,133

Net investment income (loss)	6,228,624

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	279,239
Change in net unrealized appreciation (depreciation) of investments in non-affiliates	587,563

Net realized/unrealized gains (losses)	866,802

Change in net assets resulting from operations	$7,095,426

SEE NOTES TO FINANCIAL STATEMENTS.

26	JPMORGAN INSURANCE TRUST	JUNE 30, 2011

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Core Bond Portfolio
	Six Months Ended 6/30/2011 (Unaudited)	Year Ended 12/31/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$6,228,624	$13,325,369
Net realized gain (loss)	279,239	923,828
Change in net unrealized appreciation (depreciation)	587,563	9,276,930

Change in net assets resulting from operations	7,095,426	23,526,127

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1
From net investment income	(13,335,748)	(10,410,679)
Class 2
From net investment income	(1,059)	(689)

Total distributions to shareholders	(13,336,807)	(10,411,368)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	3,486,771	(30,994,509)

NET ASSETS:
Change in net assets	(2,754,610)	(17,879,750)
Beginning of period	245,696,906	263,576,656

End of period	$242,942,296	$245,696,906

Accumulated undistributed net investment income	$6,202,007	$13,310,190

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$15,371,340	$26,030,552
Dividends and distributions reinvested	13,335,748	10,410,679
Cost of shares redeemed	(25,221,376)	(67,436,429)

Change in net assets from Class 1 capital transactions	$3,485,712	$(30,995,198)

Class 2
Dividends and distributions reinvested	$1,059	$689

Change in net assets from Class 2 capital transactions	$1,059	$689

Total change in net assets from capital transactions	$3,486,771	$(30,994,509)

SHARE TRANSACTIONS:
Class 1
Issued	1,346,061	2,294,097
Reinvested	1,213,444	957,744
Redeemed	(2,202,792)	(5,939,474)

Change in Class 1 Shares	356,713	(2,687,633)

Class 2
Reinvested	97	63

Change in Class 2 Shares	97	63

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	JPMORGAN INSURANCE TRUST	27

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period
Core Bond Portfolio
Class 1
Six Months Ended June 30, 2011 (Unaudited)	$11.54	$0.29	(e)	$0.04	$0.33	$(0.65)	$11.22
Year Ended December 31, 2010	10.99	0.57	(e)	0.42	0.99	(0.44)	11.54
Year Ended December 31, 2009	10.94	0.61	(e)	0.38	0.99	(0.94)	10.99
Year Ended December 31, 2008	11.41	0.56	(e)	(0.41)	0.15	(0.62)	10.94
Year Ended December 31, 2007	11.30	0.51	(e)	0.17	0.68	(0.57)	11.41
Year Ended December 31, 2006	11.26	0.54		(0.08)	0.46	(0.42)	11.30

Class 2
Six Months Ended June 30, 2011 (Unaudited)	11.51	0.28	(e)	0.03	0.31	(0.62)	11.20
Year Ended December 31, 2010	10.97	0.54	(e)	0.42	0.96	(0.42)	11.51
Year Ended December 31, 2009	10.92	0.59	(e)	0.37	0.96	(0.91)	10.97
Year Ended December 31, 2008	11.38	0.54	(e)	(0.41)	0.13	(0.59)	10.92
Year Ended December 31, 2007	11.29	0.49	(e)	0.16	0.65	(0.56)	11.38
August 16, 2006 (f) through December 31, 2006	11.00	0.18		0.11	0.29	—	11.29

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

28	JPMORGAN INSURANCE TRUST	JUNE 30, 2011

Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

2.96%	$242,922	0.60%	5.19%	0.63%	6%
9.24	245,677	0.60	5.06	0.62	10
9.65	263,559	0.59	5.63	0.67	17
1.31	145,805	0.60	5.04	0.63	3
6.21	191,762	0.60	4.62	0.65	4
4.23	252,140	0.65	4.52	0.70	13

2.80	20	0.85	4.94	0.88	6
8.97	20	0.85	4.80	0.88	10
9.32	18	0.84	5.47	0.92	17
1.15	17	0.85	4.83	0.87	3
5.93	16	0.85	4.36	0.91	4
2.64	15	0.84	4.29	0.87	13

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	JPMORGAN INSURANCE TRUST	29

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2011 (Unaudited)

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company established as a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Core Bond Portfolio	Class 1 and Class 2	Diversified

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and service fees and each class has exclusive voting rights with respect to its distribution plan or administrative services plan.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on quotations received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Portfolio may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Portfolio to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share. Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Under these procedures, the Portfolio primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

30	JPMORGAN INSURANCE TRUST	JUNE 30, 2011

The following table represents each valuation input by sector as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Debt Securities
Asset-Backed Securities	$—	$3,376,410	$234,750	$3,611,160
Collateralized Mortgage Obligations
Agency	—	84,026,525	—	84,026,525
Non-Agency	—	25,765,175	239,375	26,004,550

Total Collateralized Mortgage Obligations	—	109,791,700	239,375	110,031,075

Commercial Mortgage-Backed Securities	—	4,722,789	—	4,722,789
Corporate Bonds
Consumer Discretionary	—	2,730,298	—	2,730,298
Consumer Staples	—	1,326,499	—	1,326,499
Energy	—	1,037,258	—	1,037,258
Financials	—	20,109,587	97,125	20,206,712
Health Care	—	401,373	—	401,373
Industrials	—	1,282,652	—	1,282,652
Information Technology	—	1,648,125	—	1,648,125
Materials	—	778,641	—	778,641
Telecommunication Services	—	2,776,950	—	2,776,950
Utilities	—	2,899,859	—	2,899,859

Total Corporate Bonds	—	34,991,242	97,125	35,088,367

Foreign Government Securities	—	403,645	—	403,645
Mortgage Pass-Through Securities	—	13,747,157	—	13,747,157
Municipal Bonds	—	300,134	—	300,134
Supranational	—	53,500	—	53,500
U.S. Government Agency Securities	—	24,337,078	—	24,337,078
U.S. Treasury Obligations	—	43,412,044	—	43,412,044
Short-Term Investment
Investment Company	6,815,289	—	—	6,815,289

Total Investments in Securities	$6,815,289	$235,135,699	$571,250	$242,522,238

There were no transfers between Levels 1 and 2 during the six months ended June 30, 2011.

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	Balance as of 12/31/10	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization (accretion)	Purchases (1)	Sales (2)	Transfers into Level 3	Transfers out of Level 3	Balance as of 06/30/11
Investments in Securities
Asset-Backed Securities	$—	$(9)	$(1)	$1	$249,375	$(14,616)	$—	$—	$234,750
Collateralized Mortgage Obligations — Agency	195,154	—	—	—	—	—	—	(195,154)	—
Collateralized Mortgage Obligations — Non-Agency	47,898	(117,910)	127,955	88	239,375	(58,031)	—	—	239,375
Corporate Bonds — Financials	104,125	—	(7,000)	—	—	—	—	—	97,125

Total	$347,177	$(117,919)	$120,954	$89	$488,750	$(72,647)	$—	$(195,154)	$571,250

(1)	Purchases include all purchases of securities and securities received in corporate actions.
(2)	Sales include all sales of securities, maturities, paydowns and securities tendered in a corporate action.

JUNE 30, 2011	JPMORGAN INSURANCE TRUST	31

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2011 (Unaudited) (continued)

Transfers into and out of Level 3 are valued using values as of the beginning of the period.

Transfers from Level 2 to Level 3 or from Level 3 to Level 2 are due to a decline or an increase in market activity (e.g. frequency of trades), which resulted in a lack of or increase in available market inputs to determine price.

The change in unrealized appreciation (depreciation) attributable to securities owned at June 30, 2011, which were valued using significant unobservable inputs (Level 3) amounted to approximately $(7,000). This amount is included in Change in net unrealized appreciation (depreciation) of investments in non-affiliates on the Statement of Operations.

B. Restricted and Illiquid Securities — Certain securities held by the Portfolio may be subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The following is the value and percentage of net assets of illiquid securities as of June 30, 2011:

Value	Percentage
$571,250	0.2%

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

D. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a portfolio are charged directly to that portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. Each class of shares bears its pro-rata portion of expenses attributable to the Portfolio, except that each class separately bears expenses related specifically to that class, such as distribution fees.

E. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Portfolio’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

F. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid at least annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMIM acts as the investment advisor to the Portfolio. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIM supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual fee rate of 0.40%.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended June 30, 2011, the annualized effective rate was 0.09% of the Portfolio’s average daily net assets.

32	JPMORGAN INSURANCE TRUST	JUNE 30, 2011

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to the Distributor, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

E. Waivers and Reimbursements — The Advisor and Administrator have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Portfolio’s average daily net assets as shown in the table below:

Class 1	Class 2
0.60%	0.85%

The contractual expense limitation agreements were in effect for the six months ended June 30, 2011. The contractual expense limitation percentages in the table above are in place until at least April 30, 2012.

For the six months ended June 30, 2011, the Advisor contractually waived fees for the Portfolio in the amount of $33,836. The Advisor does not expect the Portfolio to repay any such waived fees in future years.

Additionally, the Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and the Distributor waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in the money market funds for the six months ended June 30, 2011 was $3,428.

F. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended June 30, 2011, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party broker/dealers. For the six months ended June 30, 2011, the Portfolio did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the six months ended June 30, 2011, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$9,007,388	$19,362,325	$4,091,630	$2,631,073

JUNE 30, 2011	JPMORGAN INSURANCE TRUST	33

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2011 (Unaudited) (continued)

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2011, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$225,762,780	$22,020,304	$5,260,846	$16,759,458

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (“the Act”), net capital losses recognized by the Portfolio after December 31, 2010, may get carried forward indefinitely, and retain their character as short-term and/or long term losses. Prior to this Act, pre-enactment net capital losses incurred by the Portfolio were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses are used before pre-enactment net capital losses.

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 15, 2011.

The Portfolio had no borrowings outstanding from another portfolio or from the unsecured, uncommitted credit facility at June 30, 2011, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from another portfolio or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

The Portfolio is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Portfolio could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Portfolio is also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Portfolio such as swap and option contracts, credit-linked notes and TBA securities.

The Portfolio is subject to risks associated with securities with contractual cash flows including asset-backed and mortgage-related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, prepayments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

The Portfolio is subject to the risk that should the Portfolio decide to sell an illiquid investment when a ready buyer is not available at a price the Portfolio deems representative of its value, the value of the Portfolio’s net assets could be adversely affected.

34	JPMORGAN INSURANCE TRUST	JUNE 30, 2011

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees (for Class 2 Shares) and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, January 1, 2011, and continued to hold your shares at the end of the reporting period, June 30, 2011.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2011	Ending Account Value, June 30, 2011	Expenses Paid During January 1, 2011 to June 30, 2011*	Annualized Expense Ratio
Class 1
Actual	$1,000.00	$1,029.60	$3.02	0.60%
Hypothetical	1,000.00	1,021.82	3.01	0.60
Class 2
Actual	1,000.00	1,028.00	4.27	0.85
Hypothetical	1,000.00	1,020.58	4.26	0.85

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

JUNE 30, 2011	JPMORGAN INSURANCE TRUST	35

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2011 All rights reserved. June 2011.	SAN-JPMITCBP-611

Semi-Annual Report

JPMorgan Insurance Trust

June 30, 2011 (Unaudited)

JPMorgan Insurance Trust Equity Index Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE This material must be preceded or accompanied by a current prospectus.

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered through qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio including management fees and other expenses. Please read it carefully before investing.

CEO’s LETTER

AUGUST 8, 2011 (Unaudited)

Dear Shareholder:

The year began on a relatively optimistic note for investors, but the tone changed significantly in May, as concerns mounted over rising oil prices, the European sovereign debt crisis and weak U.S. economic data. In response to this, investors moved away from risk assets, and into the safety of U.S. Treasuries.

“Earlier this year, we reminded investors about the likelihood of setbacks on the road out of the economic doldrums. Meanwhile, the tragic earthquake in Japan and political unrest in the Middle East are examples of how sensitive the markets and economy can be to geopolitical shocks and other global crises.”

As we enter the second half of 2011, concerns about softening U.S. economic data persist. While we are encouraged that corporate earnings and profits have continued to grow consistently, spending levels in many areas of the economy remain critically low, which has resulted in tight inventories and pent-up consumer demand. Meanwhile, investors still lack confidence in the ability of the European government to combat the region’s debt crisis. Concerns about the credit downgrade of U.S.-issued debt exacerbated this negative sentiment among investors and helped trigger the recent downturn, as August 8, 2011 saw each of the three major U.S. stock indices experience their worst one-day performance since December 1, 2008. The current slowdown in growth should not be viewed as a surprise. Earlier this year, we reminded investors about the likelihood of setbacks on the road out of the economic doldrums. Meanwhile, the tragic earthquake in Japan and political unrest in the Middle East are examples of how sensitive the markets and economy can be to geopolitical shocks and other global crises.

Despite volatility, stocks move higher

Despite periods of elevated volatility, most stock markets posted strong gains. As of the end of the six-month reporting period ended June 30, 2011, the S&P500 Index had risen 6.0% to a level of 1,321.

Mid cap growth stocks led all style categories for the six-month reporting period, with the Russell Midcap Growth Index returning 9.6%. For the same period, the Russell 2000 Growth Index returned 8.6%, compared to 6.8% for the Russell 1000 Growth Index. In the value category, the Russell Midcap Value Index returned 6.7%, outperforming both the Russell 2000 Value Index and Russell 1000 Value index, which returned 3.8% and 5.9%, respectively.

U.S. Treasury yields drop in response to softer economic growth

In the U.S. bond markets, yields were volatile, but generally moved lower over the past six months as economic expectations softened. The yield on the 10-year U.S. Treasury bond declined slightly from 3.3% to 3.2% as of the end of the six-month reporting period ended June 30, 2011, while yields on the 2-year U.S. Treasury bond declined from 0.6% to 0.5% as of the end of the same period.

Is the economic soft patch temporary?

As we enter the second half of 2011, the markets have clearly entered a period of uncertainty. Stocks have been volatile in response to weaker economic growth, as well as concerns over the European sovereign debt crisis, the credit downgrade of U.S.-issued debt, policy tightening in China, and the conclusion of the second round of quantitative easing (QE2) in the U.S. Given these events, it’s not surprising that investors remain largely risk averse, and less than confident about prospects for future growth.

Despite the slowdown and uncertain political environment, however, we do believe that some aspects of our markets and economy — including strong corporate balance sheets and valuations — present potential opportunities for investors. As always, we advise investors to be mindful of continued volatility and other unexpected risks by maintaining a diversified and balanced approach to investing.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Investment Management Americas

J.P. Morgan Asset Management

JUNE 30, 2011	JPMORGAN INSURANCE TRUST	1

JPMorgan Insurance Trust Equity Index Portfolio

PORTFOLIO COMMENTARY

SIX MONTHS ENDED JUNE 30, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Portfolio (Class 1 Shares)*	5.89%
S&P 500 Index**	6.02%

Net Assets as of 6/30/2011	$74,296,515

INVESTMENT OBJECTIVE***

The JPMorgan Insurance Trust Equity Index Portfolio (the “Portfolio”) seeks investment results that correspond to the aggregate price and dividend performance of securities in the S&P 500 Index (the “Benchmark”).

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio (Class 1 Shares) underperformed the S&P 500 Index (the “Benchmark”) for the six months ended June 30, 2011. This was consistent with its indexing strategy and investment objective, as the Portfolio looks to generate returns that are comparable to that of the Benchmark.

Despite concerns about economic contagion from Europe’s debt crisis, political unrest in the Middle East and the tragic earthquake and subsequent tsunami in Japan, U.S. stocks advanced during the reporting period, as the Benchmark gained 6.02% for the six months ended June 30, 2011. Strong corporate earnings and robust merger-and-acquisition activity encouraged investors and helped support U.S. stock prices during the reporting period.

The majority of sectors in the Benchmark produced positive returns during the six-month period. The financials sector posted a negative return and was the worst performing sector, followed by the information technology sector which had a slightly positive return and underperformed other sectors. The health care and energy sectors produced the strongest returns.

HOW WAS THE PORTFOLIO POSITIONED?

The Portfolio was managed in strict conformity with a full replication index strategy and aimed to hold the same stocks in nearly the same proportions as those found in the Benchmark. The Portfolio was generally 100% invested and used index futures contracts to manage daily cash flows and maintain market exposure in line with the Benchmark. The portfolio managers attempted to minimize the transaction costs associated with implementing the strategy to lessen their impact on performance. Regardless of the market outlook, the Portfolio strategy did not change, as it continued to follow the full-replication index strategy.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO****
1.	Exxon Mobil Corp.	3.3%
2.	Apple, Inc.	2.6
3.	International Business Machines Corp.	1.7
4.	Chevron Corp.	1.7
5.	General Electric Co.	1.6
6.	Microsoft Corp.	1.6
7.	AT&T, Inc.	1.5
8.	Johnson & Johnson	1.5
9.	Procter & Gamble Co. (The)	1.5
10.	Pfizer, Inc.	1.3

PORTFOLIO COMPOSITION BY SECTOR****
Information Technology	17.6%
Financials	15.0
Energy	12.5
Health Care	11.6
Industrials	11.1
Consumer Staples	10.5
Consumer Discretionary	10.5
Materials	3.6
Utilities	3.4
Telecommunication Services	3.1
Short-Term Investments	1.1

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	“S&P 500 Index” is a registered service mark of Standard & Poor’s Corporation, which does not sponsor, and is in no way affiliated with, the Portfolio.
***	The advisor seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2011. The Portfolio’s composition is subject to change.

2	JPMORGAN INSURANCE TRUST	JUNE 30, 2011

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2011

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	3 YEAR	5 YEAR	10 YEAR
Class 1 Shares	5/01/98	5.89%	30.19%	3.05%	2.62%	2.31%

*	Not annualized.

TEN YEAR PERFORMANCE (6/30/01 TO 6/30/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in the Class 1 Shares of the JPMorgan Insurance Trust Equity Index Portfolio, the S&P 500 Index and the Lipper Variable Underlying Funds S&P 500 Funds Index from June 30, 2001 to June 30, 2011. The performance of the Portfolio assumes reinvestment of all dividends and capital gains, if any. The performance of the S&P 500 Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Variable Underlying Funds S&P 500 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Portfolio. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Variable Underlying Funds S&P 500 Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2011	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust Equity Index Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 99.0%
	Consumer Discretionary — 10.5%
	Auto Components — 0.3%
1,493	Goodyear Tire & Rubber Co. (The) (a)	25,038
4,150	Johnson Controls, Inc.	172,889

		197,927

	Automobiles — 0.5%
23,231	Ford Motor Co. (a)	320,355
1,445	Harley-Davidson, Inc.	59,202

		379,557

	Distributors — 0.1%
962	Genuine Parts Co.	52,333

	Diversified Consumer Services — 0.1%
745	Apollo Group, Inc., Class A (a)	32,541
374	DeVry, Inc.	22,115
1,867	H&R Block, Inc. (c)	29,947

		84,603

	Hotels, Restaurants & Leisure — 1.8%
2,642	Carnival Corp.	99,418
190	Chipotle Mexican Grill, Inc. (a)	58,556
834	Darden Restaurants, Inc.	41,500
1,834	International Game Technology	32,242
1,736	Marriott International, Inc., Class A	61,611
6,346	McDonald’s Corp.	535,095
4,585	Starbucks Corp.	181,062
1,193	Starwood Hotels & Resorts Worldwide, Inc.	66,856
1,040	Wyndham Worldwide Corp.	34,996
465	Wynn Resorts Ltd.	66,746
2,848	Yum! Brands, Inc.	157,323

		1,335,405

	Household Durables — 0.3%
1,719	D.R. Horton, Inc.	19,803
943	Fortune Brands, Inc.	60,135
428	Harman International Industries, Inc.	19,504
874	Leggett & Platt, Inc.	21,308
983	Lennar Corp., Class A	17,841
1,781	Newell Rubbermaid, Inc.	28,104
2,060	Pulte Group, Inc. (a)	15,780
466	Whirlpool Corp.	37,895

		220,370

	Internet & Catalog Retail — 0.9%
2,184	Amazon.com, Inc. (a)	446,606
1,221	Expedia, Inc.	35,397
266	NetFlix, Inc. (a)	69,875
304	priceline.com, Inc. (a)	155,627

		707,505

SHARES	SECURITY DESCRIPTION	VALUE($)

	Leisure Equipment & Products — 0.1%
833	Hasbro, Inc.	36,593
2,126	Mattel, Inc.	58,444

		95,037

	Media — 3.3%
1,408	Cablevision Systems Corp., Class A	50,984
4,091	CBS Corp., Class B	116,553
16,919	Comcast Corp., Class A	428,727
4,696	DIRECTV, Class A (a)	238,651
1,704	Discovery Communications, Inc., Class A (a)	69,796
1,490	Gannett Co., Inc.	21,337
2,989	Interpublic Group of Cos., Inc. (The)	37,363
1,864	McGraw-Hill Cos., Inc. (The)	78,120
13,977	News Corp., Class A	247,393
1,719	Omnicom Group, Inc.	82,787
555	Scripps Networks Interactive, Inc., Class A	27,128
2,058	Time Warner Cable, Inc.	160,606
6,550	Time Warner, Inc.	238,224
3,579	Viacom, Inc., Class B	182,529
11,561	Walt Disney Co. (The)	451,341
32	Washington Post Co. (The), Class B	13,406

		2,444,945

	Multiline Retail — 0.7%
460	Big Lots, Inc. (a)	15,249
748	Family Dollar Stores, Inc.	39,315
1,304	J.C. Penney Co., Inc.	45,040
1,719	Kohl’s Corp.	85,967
2,610	Macy’s, Inc.	76,316
1,026	Nordstrom, Inc.	48,160
263	Sears Holdings Corp. (a) (c)	18,789
4,215	Target Corp.	197,726

		526,562

	Specialty Retail — 1.8%
536	Abercrombie & Fitch Co., Class A	35,869
389	AutoNation, Inc. (a)	14,241
155	AutoZone, Inc. (a)	45,702
1,524	Bed Bath & Beyond, Inc. (a)	88,956
1,973	Best Buy Co., Inc.	61,972
1,381	CarMax, Inc. (a)	45,670
865	GameStop Corp., Class A (a) (c)	23,069
2,390	Gap, Inc. (The)	43,259
9,739	Home Depot, Inc.	352,747
1,543	Limited Brands, Inc.	59,328
7,964	Lowe’s Cos., Inc.	185,641
843	O’Reilly Automotive, Inc. (a)	55,225
715	Ross Stores, Inc.	57,286

SEE NOTES TO FINANCIAL STATEMENTS.

4	JPMORGAN INSURANCE TRUST	JUNE 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Specialty Retail — Continued
4,362	Staples, Inc.	68,920
781	Tiffany & Co.	61,324
2,362	TJX Cos., Inc.	124,076
762	Urban Outfitters, Inc. (a)	21,450

		1,344,735

	Textiles, Apparel & Luxury Goods — 0.6%
1,796	Coach, Inc.	114,818
2,320	NIKE, Inc., Class B	208,754
393	Polo Ralph Lauren Corp.	52,116
535	V.F. Corp.	58,079

		433,767

	Total Consumer Discretionary	7,822,746

	Consumer Staples — 10.5%
	Beverages — 2.5%
630	Brown-Forman Corp., Class B	47,055
14,002	Coca-Cola Co. (The)	942,195
1,988	Coca-Cola Enterprises, Inc.	58,010
1,094	Constellation Brands, Inc., Class A (a)	22,777
1,354	Dr. Pepper Snapple Group, Inc.	56,773
972	Molson Coors Brewing Co., Class B	43,487
9,668	PepsiCo, Inc.	680,917

		1,851,214

	Food & Staples Retailing — 2.3%
2,672	Costco Wholesale Corp.	217,073
8,293	CVS Caremark Corp.	311,651
3,709	Kroger Co. (The)	91,983
2,166	Safeway, Inc.	50,620
1,298	SUPERVALU, Inc. (c)	12,214
3,569	Sysco Corp.	111,281
5,599	Walgreen Co.	237,734
11,682	Wal-Mart Stores, Inc.	620,782
914	Whole Foods Market, Inc.	57,993

		1,711,331

	Food Products — 1.8%
4,172	Archer-Daniels-Midland Co.	125,786
1,116	Campbell Soup Co.	38,558
2,501	ConAgra Foods, Inc.	64,551
1,120	Dean Foods Co. (a)	13,742
3,905	General Mills, Inc.	145,344
1,968	H.J. Heinz Co.	104,855
938	Hershey Co. (The)	53,325
849	Hormel Foods Corp.	25,309
709	JM Smucker Co. (The)	54,196

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food Products — Continued
1,531	Kellogg Co.	84,695
10,752	Kraft Foods, Inc., Class A	378,793
810	McCormick & Co., Inc. (Non- Voting)	40,152
1,250	Mead Johnson Nutrition Co.	84,438
3,579	Sara Lee Corp.	67,965
1,834	Tyson Foods, Inc., Class A	35,616

		1,317,325

	Household Products — 2.1%
816	Clorox Co.	55,031
2,990	Colgate-Palmolive Co.	261,356
2,403	Kimberly-Clark Corp.	159,944
17,073	Procter & Gamble Co. (The)	1,085,330

		1,561,661

	Personal Products — 0.2%
2,631	Avon Products, Inc.	73,668
697	Estee Lauder Cos., Inc. (The), Class A	73,317

		146,985

	Tobacco — 1.6%
12,804	Altria Group, Inc.	338,154
879	Lorillard, Inc.	95,697
10,877	Philip Morris International, Inc.	726,257
2,068	Reynolds American, Inc.	76,619

		1,236,727

	Total Consumer Staples	7,825,243

	Energy — 12.6%
	Energy Equipment & Services — 2.4%
2,658	Baker Hughes, Inc.	192,864
1,499	Cameron International Corp. (a)	75,385
425	Diamond Offshore Drilling, Inc. (c)	29,924
1,470	FMC Technologies, Inc. (a)	65,841
5,597	Halliburton Co.	285,447
654	Helmerich & Payne, Inc.	43,243
1,758	Nabors Industries Ltd., (Bermuda) (a)	43,317
2,588	National Oilwell Varco, Inc.	202,408
1,542	Noble Corp., (Switzerland)	60,770
780	Rowan Cos., Inc. (a)	30,272
8,300	Schlumberger Ltd.	717,120

		1,746,591

	Oil, Gas & Consumable Fuels — 10.2%
1,386	Alpha Natural Resources, Inc. (a)	62,980
3,043	Anadarko Petroleum Corp.	233,581
2,345	Apache Corp.	289,350
639	Cabot Oil & Gas Corp.	42,372
4,023	Chesapeake Energy Corp.	119,443

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust Equity Index Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Oil, Gas & Consumable Fuels — Continued
12,296	Chevron Corp.	1,264,521
8,646	ConocoPhillips	650,093
1,386	Consol Energy, Inc.	67,193
2,430	Denbury Resources, Inc. (a)	48,600
2,587	Devon Energy Corp.	203,881
4,703	El Paso Corp.	95,001
1,642	EOG Resources, Inc.	171,671
914	EQT Corp.	48,003
30,130	Exxon Mobil Corp.	2,451,979
1,849	Hess Corp.	138,231
4,355	Marathon Oil Corp.	229,421
1,183	Murphy Oil Corp.	77,676
809	Newfield Exploration Co. (a)	55,028
1,079	Noble Energy, Inc.	96,711
4,972	Occidental Petroleum Corp.	517,287
1,656	Peabody Energy Corp.	97,555
714	Pioneer Natural Resources Co.	63,953
1,081	QEP Resources, Inc.	45,218
983	Range Resources Corp.	54,557
2,128	Southwestern Energy Co. (a)	91,249
3,976	Spectra Energy Corp.	108,982
741	Sunoco, Inc.	30,907
879	Tesoro Corp. (a)	20,138
3,488	Valero Energy Corp.	89,188
3,597	Williams Cos., Inc. (The)	108,809

		7,573,578

	Total Energy	9,320,169

	Financials — 15.0%
	Capital Markets — 2.3%
1,482	Ameriprise Financial, Inc.	85,482
7,595	Bank of New York Mellon Corp. (The)	194,584
588	BlackRock, Inc.	112,784
6,126	Charles Schwab Corp. (The)	100,773
1,540	E*Trade Financial Corp. (a)	21,252
569	Federated Investors, Inc., Class B (c)	13,565
882	Franklin Resources, Inc.	115,798
3,167	Goldman Sachs Group, Inc. (The)	421,496
2,826	Invesco Ltd.	66,128
1,139	Janus Capital Group, Inc.	10,752
910	Legg Mason, Inc.	29,812
9,448	Morgan Stanley	217,399
1,479	Northern Trust Corp.	67,975
3,083	State Street Corp.	139,012
1,589	T. Rowe Price Group, Inc.	95,880

		1,692,692

SHARES	SECURITY DESCRIPTION	VALUE($)

	Commercial Banks — 2.7%
4,260	BB&T Corp.	114,339
1,081	Comerica, Inc.	37,370
5,619	Fifth Third Bancorp	71,642
1,611	First Horizon National Corp.	15,369
5,281	Huntington Bancshares, Inc.	34,643
5,816	KeyCorp	48,447
768	M&T Bank Corp.	67,546
3,242	Marshall & Ilsley Corp.	25,839
3,219	PNC Financial Services Group, Inc.	191,885
7,685	Regions Financial Corp.	47,647
3,284	SunTrust Banks, Inc.	84,727
11,784	U.S. Bancorp	300,610
32,350	Wells Fargo & Co.	907,741
1,124	Zions Bancorp	26,987

		1,974,792

	Consumer Finance — 0.8%
6,397	American Express Co.	330,725
2,808	Capital One Financial Corp.	145,089
3,336	Discover Financial Services	89,238
3,226	SLM Corp.	54,229

		619,281

	Diversified Financial Services — 3.7%
61,977	Bank of America Corp.	679,268
17,864	Citigroup, Inc.	743,857
410	CME Group, Inc.	119,552
450	IntercontinentalExchange, Inc. (a)	56,120
24,304	JPMorgan Chase & Co. (q)	995,005
1,212	Leucadia National Corp.	41,329
1,212	Moody’s Corp.	46,480
919	NASDAQ OMX Group, Inc. (The) (a)	23,251
1,601	NYSE Euronext	54,866

		2,759,728

	Insurance — 3.7%
2,064	ACE Ltd., (Switzerland)	135,853
2,861	Aflac, Inc.	133,551
3,199	Allstate Corp. (The)	97,665
2,668	American International Group, Inc. (a)	78,226
2,022	AON Corp.	103,729
590	Assurant, Inc.	21,399
10,589	Berkshire Hathaway, Inc., Class B (a)	819,483
1,789	Chubb Corp.	112,009
997	Cincinnati Financial Corp. (c)	29,092
3,000	Genworth Financial, Inc., Class A (a)	30,840
2,768	Hartford Financial Services Group, Inc.	72,992
1,917	Lincoln National Corp.	54,615

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	JUNE 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Insurance — Continued
1,900	Loews Corp.	79,971
3,350	Marsh & McLennan Cos., Inc.	104,487
6,465	MetLife, Inc.	283,620
1,965	Principal Financial Group, Inc.	59,775
3,998	Progressive Corp. (The)	85,477
2,985	Prudential Financial, Inc.	189,816
465	Torchmark Corp.	29,825
2,562	Travelers Cos., Inc. (The)	149,570
1,883	Unum Group	47,979
1,892	XL Group plc, (Ireland)	41,586

		2,761,560

	Real Estate Investment Trusts (REITs) — 1.6%
731	Apartment Investment & Management Co., Class A	18,662
534	AvalonBay Communities, Inc.	68,566
890	Boston Properties, Inc.	94,482
1,802	Equity Residential	108,120
2,483	HCP, Inc.	91,101
1,081	Health Care REIT, Inc.	56,677
4,197	Host Hotels & Resorts, Inc.	71,139
2,489	Kimco Realty Corp.	46,395
990	Plum Creek Timber Co., Inc.	40,135
2,779	ProLogis, Inc.	99,599
856	Public Storage	97,593
1,794	Simon Property Group, Inc.	208,517
1,000	Ventas, Inc.	52,710
1,003	Vornado Realty Trust	93,459
3,294	Weyerhaeuser Co.	72,007

		1,219,162

	Real Estate Management & Development — 0.1%
1,785	CB Richard Ellis Group, Inc., Class A (a)	44,821

	Thrifts & Mortgage Finance — 0.1%
3,221	Hudson City Bancorp, Inc.	26,380
2,190	People’s United Financial, Inc.	29,434

		55,814

	Total Financials	11,127,850

	Health Care — 11.6%
	Biotechnology — 1.2%
5,687	Amgen, Inc. (a)	331,836
1,478	Biogen Idec, Inc. (a)	158,028
2,831	Celgene Corp. (a)	170,766
470	Cephalon, Inc. (a)	37,553
4,814	Gilead Sciences, Inc. (a)	199,348

		897,531

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care Equipment & Supplies — 1.9%
3,489	Baxter International, Inc.	208,258
1,338	Becton, Dickinson & Co.	115,296
9,347	Boston Scientific Corp. (a)	64,588
524	C.R. Bard, Inc.	57,567
1,367	CareFusion Corp. (a)	37,141
3,032	Covidien plc, (Ireland)	161,393
861	DENTSPLY International, Inc.	32,787
701	Edwards Lifesciences Corp. (a)	61,113
240	Intuitive Surgical, Inc. (a)	89,306
6,541	Medtronic, Inc.	252,025
2,011	St. Jude Medical, Inc.	95,885
2,041	Stryker Corp.	119,786
717	Varian Medical Systems, Inc. (a)	50,204
1,174	Zimmer Holdings, Inc. (a)	74,197

		1,419,546

	Health Care Providers & Services — 2.2%
2,321	Aetna, Inc.	102,333
1,676	AmerisourceBergen Corp.	69,386
2,144	Cardinal Health, Inc.	97,381
1,655	CIGNA Corp.	85,117
907	Coventry Health Care, Inc. (a)	33,078
584	DaVita, Inc. (a)	50,580
3,238	Express Scripts, Inc. (a)	174,787
1,030	Humana, Inc.	82,956
613	Laboratory Corp. of America Holdings (a)	59,332
1,542	McKesson Corp.	128,988
2,445	Medco Health Solutions, Inc. (a)	138,191
586	Patterson Cos., Inc.	19,274
962	Quest Diagnostics, Inc.	56,854
2,994	Tenet Healthcare Corp. (a)	18,683
6,627	UnitedHealth Group, Inc.	341,821
2,246	WellPoint, Inc.	176,918

		1,635,679

	Health Care Technology — 0.1%
884	Cerner Corp. (a)	54,021

	Life Sciences Tools & Services — 0.5%
2,129	Agilent Technologies, Inc. (a)	108,813
1,093	Life Technologies Corp. (a)	56,913
690	PerkinElmer, Inc.	18,568
2,344	Thermo Fisher Scientific, Inc. (a)	150,930
560	Waters Corp. (a)	53,614

		388,838

	Pharmaceuticals — 5.7%
9,507	Abbott Laboratories	500,258
1,864	Allergan, Inc.	155,178

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	JPMORGAN INSURANCE TRUST	7

JPMorgan Insurance Trust Equity Index Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Pharmaceuticals — Continued
10,434	Bristol-Myers Squibb Co.	302,169
6,231	Eli Lilly & Co.	233,850
1,750	Forest Laboratories, Inc. (a)	68,845
1,026	Hospira, Inc. (a)	58,133
16,766	Johnson & Johnson	1,115,274
18,879	Merck & Co., Inc.	666,240
2,687	Mylan, Inc. (a)	66,288
48,326	Pfizer, Inc.	995,516
774	Watson Pharmaceuticals, Inc. (a)	53,197

		4,214,948

	Total Health Care	8,610,563

	Industrials — 11.1%
	Aerospace & Defense — 2.8%
4,516	Boeing Co. (The)	333,868
2,275	General Dynamics Corp.	169,533
764	Goodrich Corp.	72,962
4,814	Honeywell International, Inc.	286,866
1,126	ITT Corp.	66,355
649	L-3 Communications Holdings, Inc.	56,755
1,742	Lockheed Martin Corp.	141,050
1,790	Northrop Grumman Corp.	124,137
880	Precision Castparts Corp.	144,892
2,179	Raytheon Co.	108,623
942	Rockwell Collins, Inc.	58,112
1,689	Textron, Inc.	39,877
5,598	United Technologies Corp.	495,479

		2,098,509

	Air Freight & Logistics — 1.0%
997	C.H. Robinson Worldwide, Inc.	78,603
1,299	Expeditors International of Washington, Inc.	66,496
1,931	FedEx Corp.	183,155
6,032	United Parcel Service, Inc., Class B	439,914

		768,168

	Airlines — 0.1%
4,842	Southwest Airlines Co.	55,296

	Building Products — 0.0% (g)
2,190	Masco Corp.	26,346

	Commercial Services & Supplies — 0.5%
646	Avery Dennison Corp.	24,955
773	Cintas Corp.	25,532
1,227	Iron Mountain, Inc.	41,828
1,247	Pitney Bowes, Inc.	28,668
1,147	R.R. Donnelley & Sons Co.	22,493
1,856	Republic Services, Inc.	57,258

SHARES	SECURITY DESCRIPTION	VALUE($)

	Commercial Services & Supplies — Continued
525	Stericycle, Inc. (a)	46,788
2,900	Waste Management, Inc.	108,083

		355,605

	Construction & Engineering — 0.2%
1,066	Fluor Corp.	68,928
776	Jacobs Engineering Group, Inc. (a)	33,562
1,322	Quanta Services, Inc. (a)	26,704

		129,194

	Electrical Equipment — 0.5%
4,597	Emerson Electric Co.	258,581
883	Rockwell Automation, Inc.	76,609
587	Roper Industries, Inc.	48,897

		384,087

	Industrial Conglomerates — 2.4%
4,346	3M Co.	412,218
64,867	General Electric Co.	1,223,392
2,868	Tyco International Ltd., (Switzerland)	141,765

		1,777,375

	Machinery — 2.4%
3,942	Caterpillar, Inc.	419,665
1,200	Cummins, Inc.	124,188
3,331	Danaher Corp.	176,510
2,567	Deere & Co.	211,649
1,141	Dover Corp.	77,360
2,087	Eaton Corp.	107,376
341	Flowserve Corp.	37,473
3,058	Illinois Tool Works, Inc.	172,747
2,026	Ingersoll-Rand plc, (Ireland)	92,001
642	Joy Global, Inc.	61,144
2,235	PACCAR, Inc.	114,186
710	Pall Corp.	39,923
992	Parker Hannifin Corp.	89,022
356	Snap-On, Inc.	22,243
1,028	Stanley Black & Decker, Inc.	74,067

		1,819,554

	Professional Services — 0.1%
302	Dun & Bradstreet Corp.	22,813
753	Equifax, Inc.	26,144
898	Robert Half International, Inc.	24,273

		73,230

	Road & Rail — 0.9%
6,745	CSX Corp.	176,854
2,160	Norfolk Southern Corp.	161,849
314	Ryder System, Inc.	17,851

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	JUNE 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Road & Rail — Continued
3,000	Union Pacific Corp.	313,200

		669,754

	Trading Companies & Distributors — 0.2%
1,803	Fastenal Co. (c)	64,890
356	W.W. Grainger, Inc.	54,699

		119,589

	Total Industrials	8,276,707

	Information Technology — 17.6%
	Communications Equipment — 2.0%
33,641	Cisco Systems, Inc.	525,136
496	F5 Networks, Inc. (a)	54,684
778	Harris Corp.	35,057
1,388	JDS Uniphase Corp. (a)	23,124
3,260	Juniper Networks, Inc. (a)	102,690
1,804	Motorola Mobility Holdings, Inc. (a)	39,760
2,077	Motorola Solutions, Inc. (a)	95,625
10,211	QUALCOMM, Inc.	579,883
2,222	Tellabs, Inc.	10,243

		1,466,202

	Computers & Peripherals — 4.2%
5,656	Apple, Inc. (a)	1,898,550
10,042	Dell, Inc. (a)	167,400
12,585	EMC Corp. (a)	346,717
12,686	Hewlett-Packard Co.	461,770
485	Lexmark International, Inc., Class A (a)	14,191
2,250	NetApp, Inc. (a)	118,755
1,458	SanDisk Corp. (a)	60,507
1,421	Western Digital Corp. (a)	51,696

		3,119,586

	Electronic Equipment, Instruments & Components — 0.4%
1,077	Amphenol Corp., Class A	58,147
9,602	Corning, Inc.	174,276
977	FLIR Systems, Inc.	32,935
1,203	Jabil Circuit, Inc.	24,301
850	Molex, Inc. (c)	21,904

		311,563

	Internet Software & Services — 1.6%
1,142	Akamai Technologies, Inc. (a)	35,939
6,986	eBay, Inc. (a)	225,438
1,537	Google, Inc., Class A (a)	778,306
791	Monster Worldwide, Inc. (a)	11,596
1,030	VeriSign, Inc.	34,464
7,969	Yahoo!, Inc. (a)	119,854

		1,205,597

SHARES	SECURITY DESCRIPTION	VALUE($)

	IT Services — 3.2%
3,056	Automatic Data Processing, Inc.	160,990
1,861	Cognizant Technology Solutions Corp., Class A (a)	136,486
949	Computer Sciences Corp.	36,024
1,646	Fidelity National Information Services, Inc.	50,680
878	Fiserv, Inc. (a)	54,989
7,408	International Business Machines Corp.	1,270,843
576	MasterCard, Inc., Class A	173,572
1,970	Paychex, Inc.	60,518
1,707	SAIC, Inc. (a)	28,712
1,032	Teradata Corp. (a)	62,126
990	Total System Services, Inc.	18,394
2,930	Visa, Inc., Class A	246,882
3,867	Western Union Co. (The)	77,456

		2,377,672

	Office Electronics — 0.1%
8,570	Xerox Corp.	89,214

	Semiconductors & Semiconductor Equipment — 2.4%
3,532	Advanced Micro Devices, Inc. (a)	24,689
1,971	Altera Corp.	91,356
1,833	Analog Devices, Inc.	71,743
8,063	Applied Materials, Inc.	104,900
2,918	Broadcom Corp., Class A (a)	98,161
332	First Solar, Inc. (a) (c)	43,914
32,429	Intel Corp.	718,627
1,027	KLA-Tencor Corp.	41,573
1,393	Linear Technology Corp.	45,997
3,704	LSI Corp. (a)	26,372
1,409	MEMC Electronic Materials, Inc. (a)	12,019
1,165	Microchip Technology, Inc. (c)	44,165
5,268	Micron Technology, Inc. (a)	39,405
1,475	National Semiconductor Corp.	36,300
546	Novellus Systems, Inc. (a)	19,732
3,672	NVIDIA Corp. (a)	58,513
1,134	Teradyne, Inc. (a)	16,783
7,102	Texas Instruments, Inc.	233,159
1,625	Xilinx, Inc.	59,264

		1,786,672

	Software — 3.7%
3,085	Adobe Systems, Inc. (a)	97,023
1,413	Autodesk, Inc. (a)	54,542
1,082	BMC Software, Inc. (a)	59,185
2,322	CA, Inc.	53,034
1,150	Citrix Systems, Inc. (a)	92,000
1,335	Compuware Corp. (a)	13,030

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	JPMORGAN INSURANCE TRUST	9

JPMorgan Insurance Trust Equity Index Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Software — Continued
2,033	Electronic Arts, Inc. (a)	47,979
1,673	Intuit, Inc. (a)	86,762
45,389	Microsoft Corp.	1,180,114
23,833	Oracle Corp.	784,344
1,181	Red Hat, Inc. (a)	54,208
737	Salesforce.com, Inc. (a)	109,798
4,621	Symantec Corp. (a)	91,126

		2,723,145

	Total Information Technology	13,079,651

	Materials — 3.6%
	Chemicals — 2.2%
1,296	Air Products & Chemicals, Inc.	123,872
427	Airgas, Inc.	29,907
437	CF Industries Holdings, Inc.	61,910
7,190	Dow Chemical Co. (The)	258,840
5,680	E.I. du Pont de Nemours & Co.	307,004
435	Eastman Chemical Co.	44,400
1,419	Ecolab, Inc.	80,003
439	FMC Corp.	37,763
492	International Flavors & Fragrances, Inc.	31,606
3,278	Monsanto Co.	237,786
967	PPG Industries, Inc.	87,794
1,860	Praxair, Inc.	201,605
540	Sherwin-Williams Co. (The)	45,290
745	Sigma-Aldrich Corp.	54,668

		1,602,448

	Construction Materials — 0.0% (g)
790	Vulcan Materials Co. (c)	30,439

	Containers & Packaging — 0.1%
1,027	Ball Corp.	39,498
644	Bemis Co., Inc.	21,754
1,003	Owens-Illinois, Inc. (a)	25,888
980	Sealed Air Corp.	23,314

		110,454

	Metals & Mining — 1.1%
674	AK Steel Holding Corp.	10,622
6,506	Alcoa, Inc.	103,185
649	Allegheny Technologies, Inc.	41,192
885	Cliffs Natural Resources, Inc.	81,818
5,794	Freeport-McMoRan Copper & Gold, Inc.	306,503
3,020	Newmont Mining Corp.	162,990
1,933	Nucor Corp.	79,678
551	Titanium Metals Corp.	10,094
879	United States Steel Corp.	40,469

		836,551

SHARES	SECURITY DESCRIPTION	VALUE($)

	Paper & Forest Products — 0.2%
2,674	International Paper Co.	79,739
1,038	MeadWestvaco Corp.	34,576

		114,315

	Total Materials	2,694,207

	Telecommunication Services — 3.1%
	Diversified Telecommunication Services — 2.7%
36,221	AT&T, Inc.	1,137,702
3,673	CenturyLink, Inc.	148,499
6,087	Frontier Communications Corp.	49,122
17,304	Verizon Communications, Inc.	644,228
3,119	Windstream Corp.	40,422

		2,019,973

	Wireless Telecommunication Services — 0.4%
2,426	American Tower Corp., Class A (a)	126,953
1,624	MetroPCS Communications, Inc. (a)	27,949
18,298	Sprint Nextel Corp. (a)	98,626

		253,528

	Total Telecommunication Services	2,273,501

	Utilities — 3.4%
	Electric Utilities — 1.8%
2,947	American Electric Power Co., Inc.	111,043
8,143	Duke Energy Corp.	153,332
1,993	Edison International	77,229
1,089	Entergy Corp.	74,357
4,051	Exelon Corp.	173,545
2,558	FirstEnergy Corp.	112,935
2,581	NextEra Energy, Inc.	148,304
1,081	Northeast Utilities	38,019
1,381	Pepco Holdings, Inc.	27,109
667	Pinnacle West Capital Corp.	29,735
3,530	PPL Corp.	98,240
1,801	Progress Energy, Inc.	86,466
5,194	Southern Co.	209,734

		1,340,048

	Gas Utilities — 0.1%
279	Nicor, Inc.	15,272
655	Oneok, Inc.	48,477

		63,749

	Independent Power Producers & Energy Traders — 0.2%
4,018	AES Corp. (The) (a)	51,189
1,228	Constellation Energy Group, Inc.	46,615
1,475	NRG Energy, Inc. (a)	36,256

		134,060

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	JUNE 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Multi-Utilities — 1.3%
1,475	Ameren Corp.	42,539
2,602	CenterPoint Energy, Inc.	50,349
1,543	CMS Energy Corp. (c)	30,382
1,789	Consolidated Edison, Inc.	95,246
3,522	Dominion Resources, Inc.	170,007
1,036	DTE Energy Co.	51,821
476	Integrys Energy Group, Inc.	24,676
1,710	NiSource, Inc.	34,628
2,434	PG&E Corp.	102,301
3,094	Public Service Enterprise Group, Inc.	100,988
699	SCANA Corp.	27,520
1,465	Sempra Energy	77,469
1,315	TECO Energy, Inc.	24,840
1,430	Wisconsin Energy Corp.	44,830
2,961	Xcel Energy, Inc.	71,952

		949,548

	Total Utilities	2,487,405

	Total Common Stocks (Cost $58,759,270)	73,518,042

NO. OF WARRANTS	SECURITY DESCRIPTION	VALUE($)
Warrant — 0.0% (g)
	Financials — 0.0% (g)
	Insurance — 0.0% (g)
492	American International Group, Inc., expiring 01/19/21 (a) (Cost $—)	5,018

SHARES
Short-Term Investments — 1.0%
	Investment Company — 0.9%
702,942	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m)	702,942

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.1%
95,000	U.S. Treasury Bills, 0.008%, 07/28/11 (k) (n)	94,998

	Total Short-Term Investments (Cost $797,942)	797,940

SHARES
Investments of Cash Collateral for Securities on Loan — 0.5%
	Investment Company — 0.5%
346,591	JPMorgan Prime Money Market Fund, Capital Shares, 0.080% (b) (l) (Cost $346,591)	346,591

	Total Investments — 100.5% (Cost $59,903,803)	74,667,591
	Liabilities in Excess of Other Assets — (0.5)%	(371,076)

	NET ASSETS — 100.0%	$74,296,515

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/11	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
12	E-mini S&P 500	09/16/11	$789,300	$28,529

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS :

(a)	— Non-income producing security
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	— Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.
(g)	— Amount rounds to less than 0.1%.
(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(l)	— The rate shown is the current yield as of June 30, 2011.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

(n)	— The rate shown is the effective yield at the date of purchase.
(q)	— Investment in affiliate. This security is included in an index in which the Portfolio, as an index fund, invests.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	JPMORGAN INSURANCE TRUST	11

STATEMENT OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2011 (Unaudited)

Equity Index Portfolio
ASSETS:
Investments in non-affiliates, at value	$72,623,053
Investments in affiliates, at value	2,044,538

Total investment securities, at value	74,667,591
Receivables:
Investment securities sold	8,628
Interest and dividends	93,876
Securities lending income	501
Variation margin on futures contracts	7,241

Total Assets	74,777,837

LIABILITIES:
Payables:
Collateral for securities lending program	346,591
Portfolio shares redeemed	25,182
Accrued liabilities:
Investment advisory fees	9,285
Administration fees	6,499
Custodian and accounting fees	38,354
Trustees’ and Chief Compliance Officer’s fees	567
Printing & Postage fees	33,835
Other	21,009

Total Liabilities	481,322

Net Assets	$74,296,515

NET ASSETS:
Paid in capital	$70,488,816
Accumulated undistributed net investment income	599,091
Accumulated net realized gains (losses)	(11,583,709)
Net unrealized appreciation (depreciation)	14,792,317

Total Net Assets	$74,296,515

Outstanding units of beneficial interest (shares)
(unlimited number of shares authorized, no par value):	6,531,440

Net asset value, offering and redemption price per share	$11.38

Cost of investments in non-affiliates	$58,003,576
Cost of investments in affiliates	1,900,227
Value of securities on loan	341,345

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	JUNE 30, 2011

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2011 (Unaudited)

Equity Index Portfolio
INVESTMENT INCOME:
Interest income from non-affiliates	$55
Dividend income from non-affiliates	735,727
Dividend income from affiliates	8,052
Income from securities lending (net)	2,080
Other income	996

Total investment income	746,910

EXPENSES:
Investment advisory fees	95,328
Administration fees	33,811
Custodian and accounting fees	25,490
Interest expense to affiliates	36
Professional fees	21,773
Trustees’ and Chief Compliance Officer’s fees	411
Printing and mailing costs	23,260
Other	7,222

Total expenses	207,331

Less amounts waived	(55,367)
Less earnings credits	(1)

Net expenses	151,963

Net investment income (loss)	594,947

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	1,304,251
Investments in affiliates	27,531
Futures	64,614

Net realized gain (loss)	1,396,396

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	2,499,294
Investments in affiliates	(59,971)
Futures	6,850

Change in net unrealized appreciation (depreciation)	2,446,173

Net realized/unrealized gains (losses)	3,842,569

Change in net assets resulting from operations	$4,437,516

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	JPMORGAN INSURANCE TRUST	13

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Equity Index Portfolio
	Six Months Ended 6/30/2011 (Unaudited)	Year Ended 12/31/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$594,947	$1,293,343
Net realized gain (loss)	1,396,396	(1,205,688)
Change in net unrealized appreciation (depreciation)	2,446,173	10,815,626

Change in net assets resulting from operations	4,437,516	10,903,281

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,278,018)	(1,708,349)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	793,400	8,654,954
Dividends and distributions reinvested	1,278,018	1,708,349
Cost of shares redeemed	(9,808,444)	(22,700,057)

Total change in net assets from capital transactions	$(7,737,026)	$(12,336,754)

NET ASSETS:
Change in net assets	(4,577,528)	(3,141,822)
Beginning of period	78,874,043	82,015,865

End of period	$74,296,515	$78,874,043

Accumulated undistributed net investment income	$599,091	$1,282,162

SHARE TRANSACTIONS:
Issued	70,402	912,867
Reinvested	113,300	163,949
Redeemed	(866,728)	(2,277,311)

Change in Shares	(683,026)	(1,200,495)

SEE NOTES TO FINANCIAL STATEMENTS.

14	JPMORGAN INSURANCE TRUST	JUNE 30, 2011

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2011	JPMORGAN INSURANCE TRUST	15

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

Class 1
	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income

Equity Index Portfolio
Six Months Ended June 30, 2011 (Unaudited)	$10.93	$0.11		$0.53		$0.64	$(0.19)
Year Ended December 31, 2010	9.75	0.16	(e)	1.23		1.39	(0.21)
Year Ended December 31, 2009	7.93	0.20	(f)	1.83	(f)	2.03	(0.21)
Year Ended December 31, 2008	12.87	0.21	(e)	(4.93	)(g)	(4.72)	(0.22)
Year Ended December 31, 2007	12.43	0.22		0.41		0.63	(0.19)
Year Ended December 31, 2006	10.92	0.19		1.48		1.67	(0.16)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Includes gains resulting from litigation payments on securities owned in a prior year. Without these gains, the net realized and unrealized gains (losses) on investments per share would have been $1.82, the total return would have been 26.31%, and the net investment income (loss) ratio would have been 2.23%. The impact on net investment income (loss) per share was less than $0.01.
(g)	Includes a gain resulting from a litigation payment on a security owned in a prior year. Without this gain, the net realized and unrealized gains (losses) on investments per share would have been $(4.94) and the total return would have been (37.28)%.

SEE NOTES TO FINANCIAL STATEMENTS.

16	JPMORGAN INSURANCE TRUST	JUNE 30, 2011

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$11.38	5.89%		$74,297	0.40%	1.56%		0.54%	1%
10.93	14.41		78,874	0.40	1.67		0.60	11
9.75	26.44	(f)	82,016	0.40	2.25	(f)	0.62	13
7.93	(37.21	)(g)	74,329	0.40	1.95		0.52	12
12.87	5.10		132,032	0.40	1.56		0.53	6
12.43	15.42		144,097	0.40	1.54		0.57	7

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	JPMORGAN INSURANCE TRUST	17

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2011 (Unaudited)

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company established as a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Equity Index Portfolio	Class 1	Diversified

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Portfolio may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Portfolio to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. Under these procedures, the Portfolio primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Portfolio applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Portfolio’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Portfolio calculates its net asset value.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

18	JPMORGAN INSURANCE TRUST	JUNE 30, 2011

The following table represents each valuation input by sector as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities #	$74,567,575	$100,016	$—	$74,667,591

Appreciation in Other Financial Instruments
Futures Contracts	$28,529	$—	$—	$28,529

#	Portfolio holdings designated as Level 1 and level 2 are disclosed individually in the SOI. Level 2 consists of U.S. Treasury Bills that are held for futures collateral and Warrants. Please refer to the SOI for industry specifics of portfolio holdings.

There were no transfers between Levels 1 and 2 during the six months ended June 30, 2011.

B. Futures Contracts — The Portfolio uses index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Portfolio buys futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Portfolio to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Portfolio is required to deposit with the broker cash or securities in an amount equal to a certain percentage of the contract amount which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Portfolio periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statement of Operations at the closing or expiration of futures contracts. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The Portfolio may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

The table below discloses the volume of the Portfolio’s futures activities during the six months ended June 30, 2011:

Futures Contracts:
Average Notional Balance Long	$1,047,379
Ending Notional Balance Long	789,300

C. Transactions with Affiliates — An issuer which is under common control with the Portfolio may be considered to be an affiliate. For the purposes of the report, the Portfolio assumes the following to be affiliated issuers (amounts in thousands):

	For the six months ended June 30, 2011
	Value at December 31, 2010	Purchase Cost	Sales Proceeds	Realized Gain/Loss	Dividend/ Interest Income	Shares at June 30, 2011	Value at June 30, 2011
JPMorgan Chase & Co. (Common Stock)*	$1,117,852	$16,378	$106,785	$27,531	$7,703	24,304	$995,005
JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares	324,385	8,189,182	7,810,625	—	349	702,942	702,942
JPMorgan Prime Money Market Fund, Capital Shares**	894,110	806,348	1,353,867	—	248	346,591	346,591

Total	$2,336,347			$27,531	$8,300		$2,044,538

*	Security is included in an index in which the Fund, as an index fund, invests.
**	Represents investment of cash collateral related to securities on loan, as described in Note 2.D. Dividend income earned from this investment is included in Income from securities lending (net) in the Statement of Operations.

D. Securities Lending — The Portfolio may lend securities to brokers approved by J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) in order to generate additional income. Goldman Sachs Bank USA (“GS Bank”) serves as lending agent for the Portfolio. Securities loaned

JUNE 30, 2011	JPMORGAN INSURANCE TRUST	19

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2011 (Unaudited) (continued)

are collateralized by cash, which is invested in Capital Shares of the JPMorgan Prime Money Market Fund. Upon termination of the loan, the Portfolio is required to return to the borrower the posted cash collateral. Loans are subject to termination by the Portfolio or the borrower at any time.

Securities lending income is comprised of income earned on cash collateral investments (“Collateral Investments”), net of a rebate received from or paid to borrowers for use of cash collateral and lending agent fees. This amount is recorded as Income from securities lending (net) on the Statement of Operations. The Portfolio also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statement of Operations.

For the six months ended June 30, 2011, the Portfolio earned $248 from the investment of cash collateral, prior to rebates or fees, from an investment in an affiliated fund as described below.

At the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. dollar-denominated securities plus accrued interest. The securities lending agreement with GS Bank requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 102% of the value of loaned securities.

The value of the cash collateral received is recorded as a liability on the Statement of Assets and Liabilities and details of Collateral Investments are disclosed in the SOI. At June 30, 2011, the value of outstanding securities on loan and the value of Collateral Investments were as follows:

Value of Securities on Loan	Cash Collateral Posted by Borrower	Total Value of Collateral Investments
$341,345	$346,591	$346,591

The Portfolio bears the risk of loss associated with the Collateral Investments and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the Collateral Investments decline below the amount owed to a borrower, the Portfolio may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Portfolio may use leverage (borrow money) to repay the borrower for cash collateral posted if the Advisor does not believe that it is prudent to sell the Collateral Investments to fund the payment of this liability.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, GS Bank has agreed to indemnify the Portfolio from losses resulting from a borrower’s failure to return a loaned security.

The Advisor waived fees associated with the Portfolio’s investment in JPMorgan Prime Money Market Fund in the amount of $181. This amount offsets the administration fees and shareholder servicing fees incurred by JPMorgan Prime Money Market Fund related to the Portfolio’s investment in such fund. A portion of the waiver is voluntary.

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

F. Allocation of Expenses — Expenses directly attributable to the Portfolio are charged directly to the Portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios.

G. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Portfolio’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

H. Dividends and Distributions to Shareholders — Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMIM acts as the investment advisor to the Portfolio. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”).

20	JPMORGAN INSURANCE TRUST	JUNE 30, 2011

JPMIM supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual fee rate of 0.25%.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended June 30, 2011, the annualized effective rate was 0.09% of the Portfolio’s average daily net assets.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares. The Distributor receives no compensation in its capacity as the Portfolio’s underwriter.

D. Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Portfolio, provides portfolio custody and accounting services for the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

E. Waivers and Reimbursements — The Advisor and Administrator have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.40% of the Portfolio’s average daily net assets.

The contractual expense limitation agreements were in effect for the six months ended June 30, 2011. The expense limitation percentage above is in place until at least April 30, 2012.

For the six months ended June 30, 2011, the Advisor contractually waived fees for the Portfolio in the amount of $54,769. The Advisor does not expect the Portfolio to repay any such waived fees in future years.

Additionally, the Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and the Distributor waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in the money market funds for the six months ended June 30, 2011 (excluding the waiver disclosed in Note 2.D. regarding cash collateral for securities lending invested in the JPMorgan Prime Money Market Fund) was $598.

F. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended June 30, 2011, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party broker/dealers. For the six months ended June 30, 2011, the Portfolio did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

JUNE 30, 2011	JPMORGAN INSURANCE TRUST	21

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2011 (Unaudited) (continued)

4. Investment Transactions

During the six months ended June 30, 2011, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$953,847	$8,210,872

During the six months ended June 30, 2011, there were no purchases or sales of U.S. Government Securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2011, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$59,903,803	$19,775,696	$5,011,908	$14,763,788

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (“the Act”), net capital losses recognized by the Portfolio after December 31, 2010, may get carried forward indefinitely, and retain their character as short-term and/or long term losses. Prior to this Act, pre-enactment net capital losses incurred by the Portfolio were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses are used before pre-enactment net capital losses.

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 15, 2011.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility at June 30, 2011, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

22	JPMORGAN INSURANCE TRUST	JUNE 30, 2011

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs: including investment advisory, administration fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Portfolio at the beginning of the reporting period, January 1, 2011, and continued to hold your shares at the end of the reporting period, June 30, 2011.

Actual Expenses

The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2011	Ending Account Value, June 30, 2011	Expenses Paid During January 1, 2011 to June 30, 2011*	Annualized Expense Ratio
Class 1
Actual	$1,000.00	$1,058.90	$2.04	0.40%
Hypothetical	1,000.00	1,022.81	2.01	0.40

*	Expenses are equal to the Portfolios’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

JUNE 30, 2011	JPMORGAN INSURANCE TRUST	23

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2011. All rights reserved. June 2011.	SAN-JPMITEIP-611

Semi-Annual Report

JPMorgan Insurance Trust

June 30, 2011 (Unaudited)

JPMorgan Insurance Trust International Equity Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE This material must be preceded or accompanied by a current prospectus.

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered through qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

AUGUST 8, 2011 (Unaudited)

Dear Shareholder:

The year began on a relatively optimistic note for investors, but the tone changed significantly in May, as concerns mounted over rising oil prices, the European sovereign debt crisis and weak U.S. economic data. In response to this, investors moved away from risk assets, and into the safety of U.S. Treasuries.

“Earlier this year, we reminded investors about the likelihood of setbacks on the road out of the economic doldrums. Meanwhile, the tragic earthquake in Japan and political unrest in the Middle East are examples of how sensitive the markets and economy can be to geopolitical shocks and other global crises.”

As we enter the second half of 2011, concerns about softening U.S. economic data persist. While we are encouraged that corporate earnings and profits have continued to grow consistently, spending levels in many areas of the economy remain critically low, which has resulted in tight inventories and pent-up consumer demand. Meanwhile, investors still lack confidence in the ability of the European government to combat the region’s debt crisis. Concerns about the credit downgrade of U.S.-issued debt exacerbated this negative sentiment among investors and helped trigger the recent downturn, as August 8, 2011 saw each of the three major U.S. stock indices experience their worst one-day performance since December 1, 2008. The current slowdown in growth should not be viewed as a surprise. Earlier this year, we reminded investors about the likelihood of setbacks on the road out of the economic doldrums. Meanwhile, the tragic earthquake in Japan and political unrest in the Middle East are examples of how sensitive the markets and economy can be to geopolitical shocks and other global crises.

Despite volatility, stocks move higher

Despite periods of elevated volatility, most stock markets posted strong gains. As of the end of the six-month reporting period ended June 30, 2011, the S&P500 Index had risen 6.0% to a level of 1,321.

Mid cap growth stocks led all style categories for the six-month reporting period, with the Russell Midcap Growth Index returning 9.6%. For the same period, the Russell 2000 Growth Index returned 8.6%, compared to 6.8% for the Russell 1000 Growth Index. In the value category, the Russell Midcap Value Index returned 6.7%, outperforming both the Russell 2000 Value Index and Russell 1000 Value index, which returned 3.8% and 5.9%, respectively.

U.S. Treasury yields drop in response to softer economic growth

In the U.S. bond markets, yields were volatile, but generally moved lower over the past six months as economic expectations softened. The yield on the 10-year U.S. Treasury bond declined slightly from 3.3% to 3.2% as of the end of the six-month reporting period ended June 30, 2011, while yields on the 2-year U.S. Treasury bond declined from 0.6% to 0.5% as of the end of the same period.

Is the economic soft patch temporary?

As we enter the second half of 2011, the markets have clearly entered a period of uncertainty. Stocks have been volatile in response to weaker economic growth, as well as concerns over the European sovereign debt crisis, the credit downgrade of U.S.-issued debt, policy tightening in China, and the conclusion of the second round of quantitative easing (QE2) in the U.S. Given these events, it’s not surprising that investors remain largely risk averse, and less than confident about prospects for future growth.

Despite the slowdown and uncertain political environment, however, we do believe that some aspects of our markets and economy — including strong corporate balance sheets and valuations — present potential opportunities for investors. As always, we advise investors to be mindful of continued volatility and other unexpected risks by maintaining a diversified and balanced approach to investing.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Investment Management Americas

J.P. Morgan Asset Management

JUNE 30, 2011	JPMORGAN INSURANCE TRUST	1

JPMorgan Insurance Trust International Equity Portfolio

PORTFOLIO COMMENTARY

SIX MONTHS ENDED JUNE 30, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Portfolio (Class 1 Shares)*	5.20%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index (net of foreign withholding taxes)	4.98%

Net Assets as of 6/30/2011	$38,688,240

INVESTMENT OBJECTIVE**

The JPMorgan Insurance Trust International Equity Portfolio (the “Portfolio”) seeks to provide high total return from a portfolio of equity securities of foreign companies. Total return consists of capital growth and current income.

HOW DID THE MARKET PERFORM?

Despite political unrest in the Middle East and the tragic earthquake and subsequent tsunami in Japan, international stocks, as measured by the MSCI EAFE Index (the “Benchmark”), advanced during the six months ended June 30, 2011, gaining 4.98%. Better-than-expected corporate earnings and robust merger-and-acquisition activity encouraged investors and helped support stock prices during the reporting period. Meanwhile, the threat of rising inflation hurt emerging market stocks, causing them to underperform stocks in developed markets during the reporting period.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio (Class 1 Shares) outperformed the Benchmark for the six months ended June 30, 2011. The Portfolio’s stock selection in the consumer discretionary sector and underweight versus the Benchmark in the utilities sector contributed to relative performance. The Portfolio’s stock selection in the industrials sector and overweight versus the Benchmark in the information technology sector detracted from relative performance.

Individual contributors to relative performance included the Portfolio’s overweight positions versus the Benchmark in Bur-

berry Group plc and Volkswagen AG. Shares of Burberry Group plc, a luxury retail company, benefited from recovering demand among higher-end consumers, tight cost controls, an expanded product line and a growing presence in Asia. Shares of Volkswagen AG increased as the success of the car manufacturer’s Audi brand, its strong presence in China and recovering global demand for autos fueled strong earnings growth.

In addition, the Portfolio did not own shares of Tokyo Electric Power Co. Inc., which was held by the Benchmark, and this contributed to the Portfolio’s relative performance. The stock plunged after its Fukushima nuclear plant was damaged by the earthquake and subsequent tsunami in Japan.

Individual detractors from relative performance included the Portfolio’s overweight positions versus the Benchmark in China Life Insurance Co., Ltd., Nintendo Co., Ltd. and Mitsubishi Corp. Shares of China Life Insurance Co., Ltd. and video-game maker Nintendo Co., Ltd. both declined due to disappointing results and concerns about increased competition. Shares of Japan-based Mitsubishi Corp., a diversified Japanese company with an energy and metals segment, declined on investors’ concerns about a pullback in commodity prices.

HOW WAS THE PORTFOLIO POSITIONED?

The Fund’s portfolio managers focused on stock selection to build a portfolio of international equities. They used bottom-up fundamental research to identify what they believed were attractively priced stocks of well-managed companies with the potential to grow their earnings faster than their industry peers.

2	JPMORGAN INSURANCE TRUST	JUNE 30, 2011

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Royal Dutch Shell plc, Class A	3.1%
2.	BHP Billiton Ltd.	3.0
3.	Nestle S.A.	2.3
4.	Vodafone Group plc	2.3
5.	Total S.A.	2.3
6.	HSBC Holdings plc	2.2
7.	BG Group plc	2.2
8.	Standard Chartered plc	2.0
9.	Novartis AG	1.8
10.	ING Groep N.V. CVA	1.7

PORTFOLIO COMPOSITION BY COUNTRY***
United Kingdom	24.7%
Japan	16.1
France	15.5
Switzerland	11.9
Germany	7.7
Netherlands	5.8
Australia	4.1
China	2.7
Spain	1.7
Belgium	1.4
Ireland	1.3
Hong Kong	1.2
United States	1.0
Others (each less than 1.0%)	4.9

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles gener- ally accepted in the United States of America.
**	The advisor seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of June 30, 2011. The Portfolio’s composition is subject to change.

JUNE 30, 2011	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust International Equity Portfolio

PORTFOLIO COMMENTARY

SIX MONTHS ENDED JUNE 30, 2011 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2011

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	1/3/95	5.20%	32.15%	1.69%	4.55%
CLASS 2 SHARES	4/24/09	5.12	31.76	1.58	4.49

*	Not annualized.

TEN YEAR PERFORMANCE (6/30/01 TO 6/30/11)

Source: Lipper Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual Funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

Inception date for Class 1 Shares is January 3, 1995, which is the inception date of JPMorgan International Equity Portfolio (“Predecessor Portfolio”). The JPMorgan Insurance Trust International Equity Portfolio acquired all of the assets and liabilities of the Predecessor Portfolio in a reorganization on April 24, 2009. The Predecessor Portfolio’s performance and financial history have been adopted by International Equity Portfolio and have been used since the reorganization. As a result the performance for Class 1 Shares prior to April 25, 2009 is the performance of the Predecessor Portfolio.

Returns for Class 2 Shares prior to April 25, 2009 are based on the performance of Class 1 Shares. The actual returns of Class 2 Shares would have been lower than shown because Class 2 Shares have higher expenses than Class 1 Shares and the Predecessor Portfolio.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust International Equity Portfolio, the MSCI EAFE Index and the Lipper Variable Underlying Funds International Core Funds Index from June 30, 2001 to June 30, 2011. The performance of the Portfolio assumes reinvestment of all dividends and capital gains, if any. The performance of the MSCI EAFE Index does not reflect the deduction of expenses associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper Variable Underlying Funds International Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Portfolio. The MSCI EAFE (Europe, Australia, Far East) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding U.S. and Canada. The Lipper Variable Underlying Funds International Core Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the United States can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Portfolio may also be subject to the additional risk of “regional” investing, which involves focusing investments in a particular geographic region or regions.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	JPMORGAN INSURANCE TRUST	JUNE 30, 2011

JPMorgan Insurance Trust International Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.1%
	Australia — 4.1%
24,760	BHP Billiton Ltd. (m)	1,170,180
4,697	Rio Tinto Ltd. (m)	420,423

		1,590,603

	Belgium — 1.4%
9,360	Anheuser-Busch InBev N.V. (m)	543,230

	China — 2.7%
276,000	China Construction Bank Corp., Class H (m)	229,766
148,000	CNOOC Ltd. (m)	348,596
522,500	Industrial & Commercial Bank of
	China, Class H (m)	398,535
39,000	Li Ning Co., Ltd. (m)	67,671

		1,044,568

	France — 15.4%
5,993	Accor S.A. (m)	268,112
19,599	AXA S.A. (m)	444,901
8,289	BNP Paribas S.A. (m)	639,156
4,425	Imerys S.A. (m)	311,278
6,390	Lafarge S.A. (m)	407,168
3,097	LVMH Moet Hennessy Louis Vuitton S.A. (m)	556,522
3,388	Pernod-Ricard S.A. (m)	334,145
2,240	PPR (m)	398,956
6,597	Sanofi (m)	530,667
2,331	Schneider Electric S.A. (m)	389,211
8,310	Societe Generale S.A. (m)	492,168
3,010	Technip S.A. (m)	322,647
15,106	Total S.A. (m)	873,331

		5,968,262

	Germany — 6.3%
5,940	Bayer AG (m)	477,080
7	E.ON AG (m)	199
3,150	Fresenius Medical Care AG & Co. KGaA (m)	235,604
2,459	Linde AG (m)	431,423
7,798	SAP AG (m)	472,780
4,285	Siemens AG (m)	588,848
6,992	Symrise AG (m)	222,658

		2,428,592

	Hong Kong — 1.2%
62,000	Belle International Holdings Ltd. (m)	130,987
79,000	Hang Lung Properties Ltd. (m)	324,820

		455,807

	Ireland — 1.3%
40,582	WPP plc (m)	508,405

	Israel — 0.8%
6,830	Teva Pharmaceutical Industries Ltd., ADR (m)	329,343

SHARES	SECURITY DESCRIPTION	VALUE($)

	Italy — 0.8%
113,366	Intesa Sanpaolo S.p.A. (m)	301,869

	Japan — 16.1%
11,600	Canon, Inc. (m)	551,769
6,900	Daikin Industries Ltd. (m)	244,580
5,200	East Japan Railway Co. (m)	297,808
16,000	Honda Motor Co., Ltd. (m)	616,431
69	Japan Tobacco, Inc. (m)	266,345
18,000	Komatsu Ltd. (m)	562,017
44,000	Kubota Corp. (m)	390,349
22,500	Mitsubishi Corp. (m)	562,002
3,700	Murata Manufacturing Co., Ltd. (m)	247,376
3,900	Nidec Corp. (m)	364,105
800	Nintendo Co., Ltd. (m)	150,231
6,000	Omron Corp. (m)	166,850
6,700	Shin-Etsu Chemical Co., Ltd. (m)	359,132
1,700	SMC Corp. (m)	306,459
30,400	Sumitomo Corp. (m)	413,569
10,200	Toyota Motor Corp. (m)	420,028
857	Yahoo! Japan Corp. (m)	294,933

		6,213,984

	Macau — 0.3%
41,200	Sands China Ltd. (a) (m)	111,675

	Mexico — 0.5%
3,930	America Movil S.A.B. de C.V.,
	Series L, ADR (m)	211,748

	Netherlands — 5.8%
52,943	ING Groep N.V. CVA (a) (m)	652,444
29,208	Reed Elsevier N.V. (m)	392,373
33,869	Royal Dutch Shell plc, Class A (m)	1,202,644

		2,247,461

	South Korea — 0.8%
411	Samsung Electronics Co., Ltd. (m)	319,441

	Spain — 1.7%
34,639	Banco Bilbao Vizcaya Argentaria S.A. (m)	406,620
2,569	Inditex S.A. (m)	234,071

		640,691

	Sweden — 0.7%
10,830	Atlas Copco AB, Class A (m)	285,223

	Switzerland — 11.8%
20,860	ABB Ltd. (a) (m)	541,991
10,830	Credit Suisse Group AG (a) (m)	422,069
4,821	Holcim Ltd. (a) (m)	364,588
14,266	Nestle S.A. (m)	887,752
11,279	Novartis AG (m)	691,258
3,273	Roche Holding AG (m)	547,968

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust International Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Switzerland — Continued
126	SGS S.A. (m)	239,342
20,299	Xstrata plc (m)	447,093
1,675	Zurich Financial Services AG (a) (m)	423,842

		4,565,903

	Taiwan — 0.8%
23,167	Taiwan Semiconductor
	Manufacturing Co., Ltd., ADR (m)	292,136

	United Kingdom — 24.6%
9,190	Autonomy Corp. plc (a) (m)	251,733
75,397	Barclays plc (m)	309,305
36,821	BG Group plc (m)	836,055
12,280	British American Tobacco plc (m)	538,497
19,570	Burberry Group plc (m)	455,094
71,824	Centrica plc (m)	372,944
27,893	GlaxoSmithKline plc (m)	597,865
84,166	HSBC Holdings plc (m)	837,022
45,669	ICAP plc (m)	346,369
12,041	Imperial Tobacco Group plc (m)	400,875
74,680	Man Group plc (m)	284,065
50,270	Marks & Spencer Group plc (m)	291,413
36,241	Prudential plc (m)	418,468
7,918	Rio Tinto plc (m)	571,725
29,614	Standard Chartered plc (m)	777,891
67,858	Tesco plc (m)	438,429
12,930	Tullow Oil plc (m)	257,489
19,755	Unilever plc (m)	637,415
332,428	Vodafone Group plc (m)	881,480

		9,504,134

	Total Common Stocks (Cost $26,767,014)	37,563,075

Preferred Stock — 1.4%
	Germany — 1.4%
2,620	Volkswagen AG (m) (Cost $310,797)	541,805

Short-Term Investment — 1.0%
	Investment Company — 1.0%
400,023	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (Cost $400,023)	400,023

	Total Investments — 99.5% (Cost $27,477,834)	38,504,903
	Other Assets in Excess of Liabilities — 0.5%	183,337

	NET ASSETS — 100.0%	$38,688,240

Percentages indicated are based on net assets.

Summary of Investments by Industry, June 30, 2011

The following table represents the portfolio investments of the Portfolio by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Commercial Banks	11.4%
Oil, Gas & Consumable Fuels	9.1
Pharmaceuticals	8.2
Metals & Mining	6.8
Automobiles	4.1
Machinery	4.0
Food Products	4.0
Electrical Equipment	3.4
Insurance	3.3
Tobacco	3.1
Wireless Telecommunication Services	2.8
Construction Materials	2.8
Textiles, Apparel & Luxury Goods	2.8
Capital Markets	2.7
Chemicals	2.6
Trading Companies & Distributors	2.5
Media	2.3
Beverages	2.3
Software	2.3
Multiline Retail	1.8
Diversified Financial Services	1.7
Semiconductors & Semiconductor Equipment	1.6
Industrial Conglomerates	1.5
Office Electronics	1.4
Food & Staples Retailing	1.1
Electronic Equipment, Instruments & Components	1.1
Hotels, Restaurants & Leisure	1.0
Multi-Utilities	1.0
Short-Term Investments	1.0
Others (each less than 1.0%)	6.3

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

ADR	— American Depositary Receipt
CVA	— Dutch Certification
(a)	— Non-income producing security
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(l)	— The rate shown is the current yield as of June 30, 2011.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

In addition, the value and percentage, based on total investments, of the investments that apply the fair valuation policy for the international investments described in Note 2.A. of the notes to financial statements are $37,271,653 which amounts to 96.8% of total investments.

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	JUNE 30, 2011

STATEMENT OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2011 (Unaudited)

International Equity Portfolio
ASSETS:
Investments in non-affiliates, at value	$38,104,880
Investments in affiliates, at value	400,023

Total investment securities, at value	38,504,903
Cash	169,644
Foreign currency, at value	37,062
Receivables:
Investment securities sold	4
Portfolio shares sold	3,863
Interest and dividends	118,485
Tax reclaims	68,561

Total Assets	38,902,522

LIABILITIES:
Payables:
Portfolio shares redeemed	136,229
Accrued liabilities:
Investment advisory fees	17,472
Administration fees	2,911
Distribution fees	12
Custodian and accounting fees	20,342
Trustees’ and Chief Compliance Officer’s fees	108
Audit fees	20,465
Other	16,743

Total Liabilities	214,282

Net Assets	$38,688,240

NET ASSETS:
Paid in capital	$30,338,424
Accumulated undistributed net investment income	539,770
Accumulated net realized gains (losses)	(3,226,674)
Net unrealized appreciation (depreciation)	11,036,720

Total Net Assets	$38,688,240

Net Assets:
Class 1	$38,627,124
Class 2	61,116

Total	$38,688,240

Outstanding units of beneficial interest (shares) (unlimited number of shares authorized, no par value):
Class 1	3,661,637
Class 2	5,733

Net Asset Value, offering and redemption price per share:
Class 1	$10.55
Class 2	10.66

Cost of investments in non-affiliates	$27,077,811
Cost of investments in affiliates	400,023
Cost of foreign currency	36,760

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	JPMORGAN INSURANCE TRUST	7

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2011 (Unaudited)

International Equity Portfolio
INVESTMENT INCOME:
Dividend income from non-affiliates	$805,094
Dividend income from affiliates	48
Interest income from affiliates	157
Foreign taxes withheld	(64,117)

Total investment income	741,182

EXPENSES:
Investment advisory fees	117,179
Administration fees	17,316
Distribution fees — Class 2	75
Custodian and accounting fees	27,224
Interest expense to affiliates	157
Professional fees	22,321
Trustees’ and Chief Compliance Officer’s fees	210
Printing and mailing costs	11,530
Transfer agent fees	2,246
Other	6,306

Total expenses	204,564

Less amounts waived	(3,274)

Net expenses	201,290

Net investment income (loss)	539,892

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	443,598
Foreign currency transactions	1,667

Net realized gain (loss)	445,265

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	1,140,713
Foreign currency translations	4,748

Change in net unrealized appreciation (depreciation)	1,145,461

Net realized/unrealized gains (losses)	1,590,726

Change in net assets resulting from operations	$2,130,618

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	JUNE 30, 2011

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	International Equity Portfolio
	Six Months Ended 6/30/2011 (Unaudited)	Year Ended 12/31/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$539,892	$659,660
Net realized gain (loss)	445,265	708,925
Change in net unrealized appreciation (depreciation)	1,145,461	1,080,169

Change in net assets resulting from operations	2,130,618	2,448,754

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1
From net investment income	(665,932)	(98,232)
Class 2
From net investment income	(887)	(125)

Total distributions to shareholders	(666,819)	(98,357)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(1,923,111)	(7,195,356)

NET ASSETS:
Change in net assets	(459,312)	(4,844,959)
Beginning of period	39,147,552	43,992,511

End of period	$38,688,240	$39,147,552

Accumulated undistributed net investment income	$539,770	$666,697

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$1,667,336	$4,422,429
Dividends and distributions reinvested	665,932	98,232
Cost of shares redeemed	(4,257,266)	(11,716,142)

Change in net assets from Class 1 capital transactions	$(1,923,998)	$(7,195,481)

Class 2
Dividends and distributions reinvested	887	125

Change in net assets from Class 2 capital transactions	$887	$125

Total change in net assets from capital transactions	$(1,923,111)	$(7,195,356)

SHARE TRANSACTIONS:
Class 1
Issued	158,844	484,131
Reinvested	63,302	9,952
Redeemed	(405,120)	(1,255,353)

Change in Class 1 Shares	(182,974)	(761,270)

Class 2
Reinvested	83	13

Change in Class 2 Shares	83	13

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	JPMORGAN INSURANCE TRUST	9

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
International Equity Portfolio
Class 1 (e)
Six Months Ended June 30, 2011 (Unaudited)	$10.17	$0.14	(f)	$0.42	$0.56	$(0.18)	$—	$(0.18)
Year Ended December 31, 2010	9.54	0.15	(f)	0.50	0.65	(0.02)	—	(0.02)
Year Ended December 31, 2009	7.93	0.16	(f)	2.31	2.47	(0.50)	(0.36)	(0.86)
Year Ended December 31, 2008	15.95	0.34		(6.00)	(5.66)	(0.23)	(2.13)	(2.36)
Year Ended December 31, 2007	14.74	0.19	(f)	1.18	1.37	(0.16)	—	(0.16)
Year Ended December 31, 2006	12.20	0.13		2.55	2.68	(0.14)	—	(0.14)

Class 2
Six Months Ended June 30, 2011 (Unaudited)	10.26	0.13	(f)	0.43	0.56	(0.16)	—	(0.16)
Year Ended December 31, 2010	9.65	0.13	(f)	0.50	0.63	(0.02)	—	(0.02)
April 24, 2009(i) through December 31, 2009	6.88	0.45	(f)	2.33	2.78	(0.01)	—	(0.01)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	International Equity Portfolio acquired all of the assets and liabilities of JPMorgan International Equity Portfolio (“Predecessor Portfolio”) in a reorganization on April 24, 2009. The Predecessor Portfolio’s performance and financial history have been adopted by International Equity Portfolio and have been used since the reorganization. As a result, the financial highlight information reflects that of the Predecessor Portfolio for the periods prior to reorganization with International Equity Portfolio.
(f)	Calculated based upon average shares outstanding.
(g)	Ratios are disproportionate between classes due to the size of net assets and fixed expenses.
(h)	Includes interest expense of 0.02%.
(i)	Because of the reorganization with the Predecessor Portfolio in which the performance and financial history of the International Equity Portfolio was replaced with that of the Predecessor Portfolio, the performance and the financial history began on April 24, 2009.

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	JUNE 30, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets, end of period, (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$10.55	5.52%	$38,627	1.03%		2.76%		1.05%	12%
10.17	6.84	39,090	1.02		1.66		1.13	15
9.54	34.91	43,938	1.01		2.00	(g)	1.38	13
7.93	(41.35)	41,741	1.09		2.68		1.20	21
15.95	9.33	83,639	1.22	(h)	1.20		1.22	15
14.74	22.04	104,411	1.20		1.02		1.20	15

10.66	5.43	61	1.28		2.54		1.30	12
10.26	6.56	58	1.27		1.39		1.38	15
9.65	40.42	54	1.26		8.82	(g)	1.44	13

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	JPMORGAN INSURANCE TRUST	11

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2011 (Unaudited)

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company established as a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
International Equity Portfolio	Class 1 and Class 2	Diversified

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and service fees, and each class has exclusive voting rights with respect to its distribution plan or administrative services plan.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Portfolio may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Portfolio to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Under these procedures, the Portfolio primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Portfolio applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Portfolio’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Portfolio calculates its net asset values.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Portfolio’s assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

12	JPMORGAN INSURANCE TRUST	JUNE 30, 2011

The following table represents each valuation input by country as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities #	$400,023	$38,104,880	$—	$38,504,903

#	Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOI. Level 1 consists of a money market mutual fund that is held for daily investments of cash. Please refer to the SOI for industry specifics of the portfolio holdings.

There were no transfers between Levels 1 and 2 during the six months ended June 30, 2011.

B. Foreign Currency Translation — The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions on the Statement of Operations.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, purchase of foreign currency in certain countries (such as Brazil) that impose a tax on such purchases currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end.

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Portfolio first learns of the dividend.

D. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a portfolio are charged directly to that portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. Each class of shares bears its pro-rata portion of expenses attributable to the Portfolio, except that each class separately bears expenses related specifically to that class, such as distribution fees.

E. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Portfolio’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

F. Foreign Taxes — The Portfolio may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Portfolio will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

G. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid at least annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

JUNE 30, 2011	JPMORGAN INSURANCE TRUST	13

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2011 (Unaudited) (continued)

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) acts as the investment advisor to the Portfolio. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual fee rate of 0.60%.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended June 30, 2011, the annualized effective rate was 0.09% of the Portfolio’s average daily net assets.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to the Distributor, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D. Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Portfolio, provides portfolio custody and accounting services for the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The Portfolio earns interest on uninvested cash balances held by the custodian. Such interest amounts are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations. Interest income, if any, earned on cash balances at the custodian is included as Interest income from affiliates in the Statement of Operations.

E. Waivers and Reimbursements — The Advisor and Administrator have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Portfolio’s respective average daily net assets as shown in the table below:

Class 1	Class 2
1.03%	1.28%

The contractual expense limitation agreements were in effect for the six months ended June 30, 2011. The expense limitation percentages in the table above are in place until at least April 30, 2012. In addition, the Portfolio’s service providers have voluntarily waived fees during the six months ended June 30, 2011. However, the Portfolio’s service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

For the six months ended June 30, 2011, the Advisor contractually waived fees for the Portfolio in the amount of $3,175. The Advisor does not expect the Portfolio to repay any such waived fees in future years.

Additionally, the Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and the Distributor waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in the money market funds for the six months ended June 30, 2011 was $99.

F. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended June 30, 2011, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

14	JPMORGAN INSURANCE TRUST	JUNE 30, 2011

The Portfolio may use related party broker/dealers. For the six months ended June 30, 2011, the Portfolio did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the six months ended June 30, 2011, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$4,533,337	$6,925,048

During the six months ended June 30, 2011, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2011, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$27,477,834	$12,518,368	$1,491,299	$11,027,069

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (“the Act”), net capital losses recognized by the Portfolio after December 31, 2010, may get carried forward indefinitely, and retain their character as short-term and/or long term losses. Prior to this Act, pre-enactment net capital losses incurred by the Portfolio were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses are used before pre-enactment net capital losses.

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 15, 2011.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility at June 30, 2011, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

The Portfolio may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year. Such concentrations may subject the Portfolio to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the Portfolio’s securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of June 30, 2011, substantially all of the Portfolio’s net assets consist of securities of issuers that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities.

As June 30, 2011, the Portfolio invested approximately 24.7% of its total investments in the United Kingdom.

JUNE 30, 2011	JPMORGAN INSURANCE TRUST	15

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees (for Class 2 Shares) and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, January 1, 2011, and continued to hold your shares at the end of the reporting period, June 30, 2011.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2011	Ending Account Value, June 30, 2011	Expenses Paid During January 1, 2011 to June 30, 2011*	Annualized Expense Ratio
Class 1
Actual	$1,000.00	$1,055.20	$5.25	1.03%
Hypothetical	1,000.00	1,019.69	5.16	1.03
Class 2
Actual	1,000.00	1,054.30	6.52	1.28
Hypothetical	1,000.00	1,018.45	6.41	1.28

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

16	JPMORGAN INSURANCE TRUST	JUNE 30, 2011

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2011. All rights reserved. June 2011.	SAN-JPMITIEP-611

Semi-Annual Report

JPMorgan Insurance Trust

June 30, 2011 (Unaudited)

JPMorgan Insurance Trust Intrepid Growth Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE This material must be preceded or accompanied by a current prospectus.

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered through qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

AUGUST 8, 2011 (Unaudited)

Dear Shareholder:

The year began on a relatively optimistic note for investors, but the tone changed significantly in May, as concerns mounted over rising oil prices, the European sovereign debt crisis and weak U.S. economic data. In response to this, investors moved away from risk assets, and into the safety of U.S. Treasuries.

“Earlier this year, we reminded investors about the likelihood of setbacks on the road out of the economic doldrums. Meanwhile, the tragic earthquake in Japan and political unrest in the Middle East are examples of how sensitive the markets and economy can be to geopolitical shocks and other global crises.”

As we enter the second half of 2011, concerns about softening U.S. economic data persist. While we are encouraged that corporate earnings and profits have continued to grow consistently, spending levels in many areas of the economy remain critically low, which has resulted in tight inventories and pent-up consumer demand. Meanwhile, investors still lack confidence in the ability of the European government to combat the region’s debt crisis. Concerns about the credit downgrade of U.S.-issued debt exacerbated this negative sentiment among investors and helped trigger the recent downturn, as August 8, 2011 saw each of the three major U.S. stock indices experience their worst one-day performance since December 1, 2008. The current slowdown in growth should not be viewed as a surprise. Earlier this year, we reminded investors about the likelihood of setbacks on the road out of the economic doldrums. Meanwhile, the tragic earthquake in Japan and political unrest in the Middle East are examples of how sensitive the markets and economy can be to geopolitical shocks and other global crises.

Despite volatility, stocks move higher

Despite periods of elevated volatility, most stock markets posted strong gains. As of the end of the six-month reporting period ended June 30, 2011, the S&P500 Index had risen 6.0% to a level of 1,321.

Mid cap growth stocks led all style categories for the six-month reporting period, with the Russell Midcap Growth Index returning 9.6%. For the same period, the Russell 2000 Growth Index returned 8.6%, compared to 6.8% for the Russell 1000 Growth Index. In the value category, the Russell Midcap Value Index returned 6.7%, outperforming both the Russell 2000 Value Index and Russell 1000 Value index, which returned 3.8% and 5.9%, respectively.

U.S. Treasury yields drop in response to softer economic growth

In the U.S. bond markets, yields were volatile, but generally moved lower over the past six months as economic expectations softened. The yield on the 10-year U.S. Treasury bond declined slightly from 3.3% to 3.2% as of the end of the six-month reporting period ended June 30, 2011, while yields on the 2-year U.S. Treasury bond declined from 0.6% to 0.5% as of the end of the same period.

Is the economic soft patch temporary?

As we enter the second half of 2011, the markets have clearly entered a period of uncertainty. Stocks have been volatile in response to weaker economic growth, as well as concerns over the European sovereign debt crisis, the credit downgrade of U.S.-issued debt, policy tightening in China, and the conclusion of the second round of quantitative easing (QE2) in the U.S. Given these events, it’s not surprising that investors remain largely risk averse, and less than confident about prospects for future growth.

Despite the slowdown and uncertain political environment, however, we do believe that some aspects of our markets and economy — including strong corporate balance sheets and valuations — present potential opportunities for investors. As always, we advise investors to be mindful of continued volatility and other unexpected risks by maintaining a diversified and balanced approach to investing.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Investment Management Americas

J.P. Morgan Asset Management

JUNE 30, 2011	JPMORGAN INSURANCE TRUST	1

JPMorgan Insurance Trust Intrepid Growth Portfolio

PORTFOLIO COMMENTARY

SIX MONTHS ENDED JUNE 30, 2011 (Unaudited)

Reporting Period Return:
Portfolio (Class 1 Shares)*	8.94%
Russell 1000 Growth Index	6.83%

Net Assets as of 6/30/2011	$43,804,892

INVESTMENT OBJECTIVE**

The JPMorgan Insurance Trust Intrepid Growth Portfolio (the “Portfolio”) seeks to provide long-term capital growth.

HOW DID THE MARKET PERFORM?

Despite concerns about economic contagion from Europe’s debt crisis, political unrest in the Middle East and the tragic earthquake and subsequent tsunami in Japan, U.S. stocks advanced during the reporting period, as the S&P 500 Index gained 6.02% for the six months ended June 30, 2011. Strong corporate earnings and robust merger-and-acquisition activity encouraged investors and helped support U.S. stock prices during the reporting period. Large-cap U.S. growth stocks outperformed large-cap U.S. value stocks, as the Russell 1000 Growth Index (the “Benchmark”) gained 6.83% versus the 5.92% return for the Russell 1000 Value Index.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio (Class 1 Shares) outperformed the Benchmark for the six months ended June 30, 2011. The Portfolio’s stock selection in the health care and consumer discretionary sectors contributed to the Portfolio’s relative performance, while the Portfolio’s stock selection in the telecommunication services and industrials sectors detracted from relative performance.

Individual contributors to relative performance included the Portfolio’s positions in CBS Corp. and Biogen Idec Inc. Shares of media company CBS Corp. benefited from improving advertising spending and the company’s announced increase of its quarterly dividend. Shares of Biogen Idec Inc. increased after the biotechnology company released positive clinical data for its multiple sclerosis drug candidate.

Individual detractors from relative performance included the Portfolio’s positions in Ford Motor Co. and Microsoft Corp. Shares of auto manufacturer Ford Motor Co. declined as many investors became concerned that rising prices for raw materials would hurt the company’s profit. Shares of Microsoft Corp. declined on concerns about declining sales for personal computers.

HOW WAS THE PORTFOLIO POSITIONED?

The portfolio managers used the JPMorgan Intrepid investment philosophy, which is rooted in behavioral finance, in positioning the Portfolio. Behavioral finance, which is a field of study that emphasizes the importance of human psychology in financial markets, examines how investor behavior can be affected by biases and emotional reactions and theorizes that inefficiencies arise in the stock market because investors are consistently irrational in making many investment decisions.

The JPMorgan Intrepid investment team (the “Team”) aimed to capitalize on these market inefficiencies by targeting stocks that were attractively valued with strong momentum characteristics and by seeking stocks with increasing prices that they believed would continue to increase. The investment process started with a disciplined proprietary ranking methodology that attempted to identify stocks in each sector that had more attractive value and stronger momentum characteristics relative to the Benchmark. In addition, the Team looked to sell stocks held in the Portfolio that became overvalued and/or experienced momentum that deteriorated materially, replacing them with more attractive stocks identified by the proprietary ranking methodology. The Team combined its value and momentum factors with disciplined portfolio construction, qualitative research and value-added trading.

2	JPMORGAN INSURANCE TRUST	JUNE 30, 2011

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	5.9%
2.	International Business Machines Corp.	4.6
3.	Exxon Mobil Corp.	4.2
4.	Oracle Corp.	3.3
5.	Philip Morris International, Inc.	3.0
6.	priceline.com, Inc.	1.9
7.	Microsoft Corp.	1.9
8.	Wynn Resorts Ltd.	1.8
9.	CBS Corp., Class B	1.7
10.	PPG Industries, Inc.	1.7

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	26.8%
Consumer Discretionary	13.7
Industrials	13.0
Energy	11.0
Consumer Staples	10.8
Health Care	10.2
Financials	6.8
Materials	6.0
Telecommunication Services	0.5
Short-Term Investment	1.2

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2011. The Portfolio’s composition is subject to change.

JUNE 30, 2011	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust Intrepid Growth Portfolio

PORTFOLIO COMMENTARY

AS OF JUNE 30, 2011 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2011

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	8/1/94	8.94%	37.75%	4.13%	1.26%
CLASS 2 SHARES	8/16/06	8.72	37.29	3.87	1.13

*	Not annualized.

TEN YEAR PERFORMANCE (6/30/01 TO 6/30/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111. Effective November 1, 2006, the Portfolio’s investment objective and strategies changed. Although past performance is not necessarily an indication of how the Portfolio will perform in the future, in view of these changes, the Portfolio’s performance record prior to this period might be less relevant for investors considering whether to purchase shares of the Portfolio.

Returns for Class 2 Shares prior to their inception date are based on the performance of Class 1 Shares. The actual returns of Class 2 Shares would have been lower than shown because Class 2 Shares have higher expenses than Class 1 Shares.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust Intrepid Growth Portfolio, Russell 1000 Growth Index and the Lipper Variable Underlying Funds Large-Cap Growth Funds Index from June 30, 2001 to June 30, 2011. The performance of the Portfolio assumes reinvestment of all dividends and capital gains, if any. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Variable Underlying Funds Large-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Portfolio. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Variable Underlying Funds Large-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	JPMORGAN INSURANCE TRUST	JUNE 30, 2011

JPMorgan Insurance Trust Intrepid Growth Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 98.6%
	Consumer Discretionary — 13.7%
	Auto Components — 0.4%
3,000	TRW Automotive Holdings Corp. (a)	177,090

	Automobiles — 1.1%
35,800	Ford Motor Co. (a)	493,682

	Diversified Consumer Services — 0.4%
2,200	Weight Watchers International, Inc.	166,034

	Hotels, Restaurants & Leisure — 2.7%
6,300	Wyndham Worldwide Corp.	211,995
5,400	Wynn Resorts Ltd.	775,116
3,100	Yum! Brands, Inc.	171,244

		1,158,355

	Household Durables — 0.5%
3,000	Tempur-Pedic International, Inc. (a)	203,460

	Internet & Catalog Retail — 3.0%
1,400	Amazon.com, Inc. (a)	286,286
800	NetFlix, Inc. (a)	210,152
1,600	priceline.com, Inc. (a)	819,088

		1,315,526

	Media — 2.9%
26,400	CBS Corp., Class B	752,136
7,100	DIRECTV, Class A (a)	360,822
12,000	Gannett Co., Inc.	171,840

		1,284,798

	Multiline Retail — 0.4%
5,750	Macy’s, Inc.	168,130

	Specialty Retail — 1.3%
700	AutoZone, Inc. (a)	206,395
5,400	Limited Brands, Inc.	207,630
3,500	Signet Jewelers Ltd., (Bermuda) (a)	163,835

		577,860

	Textiles, Apparel & Luxury Goods — 1.0%
1,800	Deckers Outdoor Corp. (a)	158,652
1,100	Fossil, Inc. (a)	129,492
2,500	Phillips-Van Heusen Corp.	163,675

		451,819

	Total Consumer Discretionary	5,996,754

	Consumer Staples — 10.8%
	Beverages — 0.8%
6,100	Coca-Cola Enterprises, Inc.	177,998
7,400	Constellation Brands, Inc., Class A (a)	154,068

		332,066

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food & Staples Retailing — 2.3%
7,000	Walgreen Co.	297,220
13,350	Wal-Mart Stores, Inc.	709,419

		1,006,639

	Food Products — 2.0%
10,100	H.J. Heinz Co.	538,128
8,200	Smithfield Foods, Inc. (a)	179,334
7,400	Tyson Foods, Inc., Class A	143,708

		861,170

	Household Products — 1.5%
5,000	Colgate-Palmolive Co.	437,050
3,300	Kimberly-Clark Corp.	219,648

		656,698

	Personal Products — 0.5%
4,200	Herbalife Ltd., (Cayman Islands)	242,088

	Tobacco — 3.7%
3,000	Lorillard, Inc.	326,610
19,600	Philip Morris International, Inc.	1,308,692

		1,635,302

	Total Consumer Staples	4,733,963

	Energy — 11.0%
	Energy Equipment & Services — 2.6%
3,300	Dresser-Rand Group, Inc. (a)	177,375
5,900	Halliburton Co.	300,900
1,500	National Oilwell Varco, Inc.	117,315
4,500	Oceaneering International, Inc.	182,250
5,700	Patterson-UTI Energy, Inc.	180,177
7,500	RPC, Inc.	184,050

		1,142,067

	Oil, Gas & Consumable Fuels — 8.4%
2,900	Apache Corp.	357,831
7,100	Chevron Corp.	730,164
22,800	Exxon Mobil Corp.	1,855,464
3,650	Occidental Petroleum Corp.	379,746
13,200	Valero Energy Corp.	337,524

		3,660,729

	Total Energy	4,802,796

	Financials — 6.7%
	Capital Markets — 1.2%
9,500	Ameriprise Financial, Inc.	547,960

	Commercial Banks — 0.4%
7,100	SunTrust Banks, Inc.	183,180

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust Intrepid Growth Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Consumer Finance — 2.1%
8,100	Capital One Financial Corp.	418,527
18,200	Discover Financial Services	486,850

		905,377

	Diversified Financial Services — 0.3%
3,020	Citigroup, Inc.	125,753

	Insurance — 1.4%
6,300	Lincoln National Corp.	179,487
8,600	MetLife, Inc.	377,282
1,000	Prudential Financial, Inc.	63,590

		620,359

	Real Estate Investment Trusts (REITs) — 0.9%
23,000	Chimera Investment Corp.	79,580
1,950	Digital Realty Trust, Inc. (c)	120,471
1,612	Simon Property Group, Inc.	187,362

		387,413

	Thrifts & Mortgage Finance — 0.4%
13,300	People’s United Financial, Inc.	178,752

	Total Financials	2,948,794

	Health Care — 10.2%
	Biotechnology — 1.8%
4,700	Alexion Pharmaceuticals, Inc. (a)	221,041
2,750	Amgen, Inc. (a)	160,463
4,100	Biogen Idec, Inc. (a)	438,372

		819,876

	Health Care Equipment & Supplies — 2.0%
3,100	Baxter International, Inc.	185,039
2,600	Cooper Cos., Inc. (The)	206,024
1,400	Hill-Rom Holdings, Inc.	64,456
4,800	St. Jude Medical, Inc.	228,864
2,900	Zimmer Holdings, Inc. (a)	183,280

		867,663

	Health Care Providers & Services — 2.1%
2,500	Humana, Inc.	201,350
10,500	UnitedHealth Group, Inc.	541,590
3,200	Universal Health Services, Inc., Class B	164,896

		907,836

	Health Care Technology — 0.4%
3,000	SXC Health Solutions Corp. (a)	176,760

	Life Sciences Tools & Services — 1.2%
6,200	Agilent Technologies, Inc. (a)	316,882
2,800	Illumina, Inc. (a)	210,420

		527,302

SHARES	SECURITY DESCRIPTION	VALUE($)

	Pharmaceuticals — 2.7%
4,900	Endo Pharmaceuticals Holdings, Inc. (a)	196,833
29,000	Pfizer, Inc.	597,400
6,450	Warner Chilcott plc, (Ireland), Class A	155,638
3,300	Watson Pharmaceuticals, Inc. (a)	226,809

		1,176,680

	Total Health Care	4,476,117

	Industrials — 12.9%
	Aerospace & Defense — 2.8%
4,300	General Dynamics Corp.	320,436
11,900	Honeywell International, Inc.	709,121
2,200	TransDigm Group, Inc. (a)	200,618

		1,230,175

	Air Freight & Logistics — 0.6%
3,700	United Parcel Service, Inc., Class B	269,841

	Airlines — 1.4%
2,900	Alaska Air Group, Inc. (a)	198,534
23,200	Delta Air Lines, Inc. (a)	212,744
9,400	United Continental Holdings, Inc. (a)	212,722

		624,000

	Commercial Services & Supplies — 0.4%
7,700	R.R. Donnelley & Sons Co.	150,997

	Construction & Engineering — 0.4%
4,600	KBR, Inc.	173,374

	Industrial Conglomerates — 1.1%
9,800	Tyco International Ltd., (Switzerland)	484,414

	Machinery — 6.2%
6,100	Caterpillar, Inc.	649,406
5,000	Cummins, Inc.	517,450
2,200	Eaton Corp.	113,190
1,900	Joy Global, Inc.	180,956
7,500	Parker Hannifin Corp.	673,050
2,300	Stanley Black & Decker, Inc.	165,715
4,300	Timken Co.	216,720
3,100	WABCO Holdings, Inc. (a)	214,086

		2,730,573

	Total Industrials	5,663,374

	Information Technology — 26.7%
	Communications Equipment — 1.9%
1,600	Acme Packet, Inc. (a)	112,208
3,300	Harris Corp.	148,698
9,700	QUALCOMM, Inc.	550,863

		811,769

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	JUNE 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Computers & Peripherals — 7.8%
7,705	Apple, Inc. (a)	2,586,337
10,500	Dell, Inc. (a)	175,035
5,900	EMC Corp. (a)	162,545
4,900	NetApp, Inc. (a)	258,622
5,600	SanDisk Corp. (a)	232,400

		3,414,939

	Internet Software & Services — 0.5%
5,700	IAC/InterActiveCorp. (a)	217,569

	IT Services — 7.8%
7,300	Accenture plc, (Ireland), Class A	441,066
1,950	Alliance Data Systems Corp. (a) (c)	183,437
11,650	International Business Machines Corp.	1,998,557
1,900	VeriFone Systems, Inc. (a)	84,265
35,200	Western Union Co. (The)	705,056

		3,412,381

	Semiconductors & Semiconductor Equipment — 2.5%
12,100	Broadcom Corp., Class A (a)	407,044
7,400	Freescale Semiconductor Holdings I Ltd. (a) (c)	136,086
6,500	Lam Research Corp. (a)	287,820
7,400	Xilinx, Inc.	269,878

		1,100,828

	Software — 6.2%
7,800	Fortinet, Inc. (a)	212,862
31,300	Microsoft Corp.	813,800
43,940	Oracle Corp.	1,446,066
13,500	Symantec Corp. (a)	266,220

		2,738,948

	Total Information Technology	11,696,434

	Materials — 6.1%
	Chemicals — 4.4%
1,100	CF Industries Holdings, Inc.	155,837
3,200	E.I. du Pont de Nemours & Co.	172,960
1,700	Eastman Chemical Co.	173,519

SHARES	SECURITY DESCRIPTION	VALUE($)

	Chemicals — Continued
4,400	LyondellBasell Industries N.V., (Netherlands), Class A	169,488
8,200	PPG Industries, Inc.	744,478
3,300	Rockwood Holdings, Inc. (a)	182,457
6,500	Solutia, Inc. (a)	148,525
3,200	Westlake Chemical Corp.	166,080

		1,913,344

	Metals & Mining — 1.7%
1,000	Cliffs Natural Resources, Inc.	92,450
8,800	Freeport-McMoRan Copper & Gold, Inc.	465,520
1,500	Walter Energy, Inc.	173,700

		731,670

	Total Materials	2,645,014

	Telecommunication Services — 0.5%
	Diversified Telecommunication Services — 0.5%
5,502	CenturyLink, Inc.	222,446

	Total Common Stocks (Cost $36,336,542)	43,185,692

Short-Term Investment — 1.2%
	Investment Company — 1.2%
542,611	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m) (Cost $542,611)	542,611

Investments of Cash Collateral for Securities on Loan — 0.6%
	Investment Company — 0.6%
247,715	JPMorgan Prime Money Market Fund, Capital Shares, 0.080% (b) (l) (Cost $247,715)	247,715

	Total Investments — 100.4% (Cost $37,126,868)	43,976,018
	Liabilities in Excess of Other Assets — (0.4)%	(171,126)

	NET ASSETS — 100.0%	$43,804,892

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/11	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
9	E-mini S&P 500	09/16/11	$591,975	$22,005

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	JPMORGAN INSURANCE TRUST	7

JPMorgan Insurance Trust Intrepid Growth Portfolio

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (Unaudited)

(a)	— Non-income producing security
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	— Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(l)	— The rate shown is the current yield as of June 30, 2011.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	JUNE 30, 2011

STATEMENT OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2011 (Unaudited)

Intrepid Growth Portfolio
ASSETS:
Investments in non-affiliates, at value	$43,185,692
Investments in affiliates, at value	790,326

Total investment securities, at value	43,976,018
Deposits at broker for futures	175,000
Receivables:
Investment securities sold	887,135
Portfolio shares sold	15,625
Interest and dividends	36,401
Securities lending income	115
Variation margin on futures contracts	5,040

Total Assets	45,095,334

LIABILITIES:
Payables:
Investment securities purchased	931,849
Collateral for securities lending program	247,715
Portfolio shares redeemed	19,185
Accrued liabilities:
Investment advisory fees	18,354
Administration fees	4,811
Distribution fees	4
Custodian and accounting fees	14,420
Trustees’ and Chief Compliance Officer’s fees	520
Other	53,584

Total Liabilities	1,290,442

Net Assets	$43,804,892

NET ASSETS:
Paid in capital	$70,215,450
Accumulated undistributed net investment income	116,698
Accumulated net realized gains (losses)	(33,398,411)
Net unrealized appreciation (depreciation)	6,871,155

Total Net Assets	$43,804,892

Net Assets:
Class 1	$43,786,816
Class 2	18,076

Total	$43,804,892

Outstanding units of beneficial interest (shares)
(unlimited amount authorized, no par value):
Class 1	2,686,823
Class 2	1,110

Net asset value, offering and redemption price per share:
Class 1	$16.30
Class 2	16.28

Cost of investments in non-affiliates	$36,336,542
Cost of investments in affiliates	790,326
Value of securities on loan	245,983

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	JPMORGAN INSURANCE TRUST	9

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2011 (Unaudited)

Intrepid Growth Portfolio
INVESTMENT INCOME:
Dividend income from non-affiliates	$317,679
Dividend income from affiliates	384
Income from securities lending (net)	806

Total investment income	318,869

EXPENSES:
Investment advisory fees	144,782
Administration fees	19,751
Distribution fees — Class 2	22
Custodian and accounting fees	15,916
Interest expense to affiliates	4
Professional fees	21,049
Trustees’ and Chief Compliance Officer’s fees	240
Printing and mailing costs	20,298
Transfer agent fees	2,077
Other	4,739

Total expenses	228,878

Less amounts waived	(29,053)
Less earnings credits	— (a)

Net expenses	199,825

Net investment income (loss)	119,044

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	4,334,320
Futures	31,576

Net realized gain (loss)	4,365,896

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(697,503)
Futures	17,240

Change in net unrealized appreciation (depreciation)	(680,263)

Net realized/unrealized gains (losses)	3,685,633

Change in net assets resulting from operations	$3,804,677

(a)	Amount rounds to less than $1.

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	JUNE 30, 2011

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Intrepid Growth Portfolio
	Six Months Ended 6/30/2011 (Unaudited)	Year Ended 12/31/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$119,044	$438,317
Net realized gain (loss)	4,365,896	7,438,977
Change in net unrealized appreciation (depreciation)	(680,263)	(1,188,957)

Change in net assets resulting from operations	3,804,677	6,688,337

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1
From net investment income	(436,013)	(461,071)
Class 2
From net investment income	(136)	(108)

Total distributions to shareholders	(436,149)	(461,179)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(5,106,358)	(11,485,166)

NET ASSETS :
Change in net assets	(1,737,830)	(5,258,008)
Beginning of period	45,542,722	50,800,730

End of period	$43,804,892	$45,542,722

Accumulated undistributed net investment income	$116,698	$433,803

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$659,172	$2,608,830
Dividends and distributions reinvested	436,013	461,071
Cost of shares redeemed	(6,201,679)	(14,555,175)

Change in net assets from Class 1 capital transactions	$(5,106,494)	$(11,485,274)

Class 2
Dividends and distributions reinvested	$136	$108

Change in net assets from Class 2 capital transactions	$136	$108

Total change in net assets from capital transactions	$(5,106,358)	$(11,485,166)

SHARE TRANSACTIONS:
Class 1
Issued	41,459	197,265
Reinvested	27,422	32,396
Redeemed	(389,931)	(1,088,309)

Change in Class 1 Shares	(321,050)	(858,648)

Class 2
Reinvested	8	8

Change in Class 2 Shares	8	8

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	JPMORGAN INSURANCE TRUST	11

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net asset value, end of period
Intrepid Growth Portfolio
Class 1
Six Months Ended June 30, 2011 (Unaudited)	$15.14	$0.04	(e)	$1.28		$1.32	$(0.16)	$16.30
Year Ended December 31, 2010	13.13	0.13	(e)(f)	2.01	(f)	2.14	(0.13)	15.14
Year Ended December 31, 2009	9.86	0.12	(g)	3.23	(g)(h)	3.35	(0.08)	13.13
Year Ended December 31, 2008	16.37	0.09		(6.47	)(i)	(6.38)	(0.13)	9.86
Year Ended December 31, 2007	14.70	0.08	(e)	1.62		1.70	(0.03)	16.37
Year Ended December 31, 2006	13.96	0.02		0.73		0.75	(0.01)	14.70

Class 2
Six Months Ended June 30, 2011 (Unaudited)	15.11	0.02	(e)	1.27		1.29	(0.12)	16.28
Year Ended December 31, 2010	13.12	0.10	(e)(f)	1.99	(f)	2.09	(0.10)	15.11
Year Ended December 31, 2009	9.84	0.08	(g)	3.25	(g)(h)	3.33	(0.05)	13.12
Year Ended December 31, 2008	16.33	0.04		(6.44	)(i)	(6.40)	(0.09)	9.84
Year Ended December 31, 2007	14.69	0.04	(e)	1.61		1.65	(0.01)	16.33
August 16, 2006 (j) through December 31, 2006	13.88	0.01		0.80		0.81	—	14.69

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Includes a gain resulting from litigation payments on securities owned in a prior year. Without these gains, the net realized and unrealized gains (losses) on investments per share would have been $1.98 and $1.97, and the return would have been 16.10% and 15.81% for Class 1 and Class 2 Shares, respectively. The impact on net investment income (loss) per share and the net investment income (loss) ratio was less than $0.01 and 0.01%, respectively, for Class 1 and Class 2 Shares.
(g)	Includes gains resulting from litigation payments on securities owned in a prior year. Without these gains, the net investment income (loss) per share would have been $0.10 and $0.06, the net realized and unrealized gains (losses) on investments per share would have been $3.19 and $3.20, the total return would have been 33.71% and 33.32%, and the net investment income (loss) ratio would have been 0.94% and 0.69% for Class 1 and Class 2 Shares, respectively.
(h)	Affiliates of JPMorgan Chase & Co. reimbursed the Portfolio for losses incurred from an operational error. Without this payment, the net realized and unrealized gains (losses) on investments per share would have been $3.24 and the total return would have been 33.93% for Class 2 Shares. There was no impact to the net realized and unrealized gains (losses) on investments per share or total return for Class 1 Shares.
(i)	Includes a gain resulting from a litigation payment on a security owned in a prior year. Without this gain, the net realized and unrealized gains (losses) on investments per share would have been $(6.53) and $(6.50) and the total return would have been (39.59)% and (39.73)% for Class 1 Shares and Class 2 Shares, respectively.
(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	JUNE 30, 2011

Ratios/Supplemental data
			Ratios to average net assets (a)
Total return (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

8.72%		$43,787	0.89%	0.53%		1.02%	55%
16.33	(f)	45,426	0.90	0.95	(f)	1.02	126
34.32	(g)(h)	50,786	0.90	0.96	(g)	1.07	134
(39.22	)(i)	46,462	0.90	0.54		0.94	132
11.55		97,736	0.88	0.51		0.90	137
5.37		220,344	0.87	0.17		0.87	145

8.58		18	1.14	0.29		1.27	55
15.96	(f)	17	1.15	0.72	(f)	1.27	126
34.03	(g)(h)	14	1.15	0.70	(g)	1.32	134
(39.36	)(i)	11	1.15	0.30		1.19	132
11.25		18	1.14	0.22		1.16	137
5.84		16	1.14	0.11		1.14	145

JUNE 30, 2011	JPMORGAN INSURANCE TRUST	13

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2011 (Unaudited)

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company established as a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Intrepid Growth Portfolio	Class 1 and Class 2	Diversified

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and service fees and each class has exclusive voting rights with respect to its distribution plan or administrative services plan.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Portfolio may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Portfolio to value securities may differ from the value that would be realized if these securities were sold and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Under these procedures, the Portfolio primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Portfolio applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Portfolio’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Portfolio calculates its net asset values.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

14	JPMORGAN INSURANCE TRUST	JUNE 30, 2011

The following table represents each valuation input by sector as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities #	$43,976,018	$—	$—	$43,976,018

Appreciation in Other Financial Instruments
Futures Contracts	$22,005	$—	$—	$22,005

#	Portfolio holdings designated as Level 1 are disclosed individually in the SOI. Please refer to the SOI for industry specifics of portfolio holdings.

There were no transfers between Levels 1 and 2 during the six months ended June 30, 2011.

B. Futures Contracts — The Portfolio uses index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Portfolio buys futures contracts to immediately invest incoming cash in the market or sells futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Portfolio to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Portfolio is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Portfolio periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statement of Operations at the closing or expiration of futures contracts. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The Portfolio may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

The table below discloses the volume of the Portfolio’s futures activities during the six months ended June 30, 2011:

Futures Contracts:
Average Notional Balance Long	592,941
Ending Notional Balance Long	591,975

C. Securities Lending — The Portfolio may lend securities to brokers approved by J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) in order to generate additional income. Goldman Sachs Bank USA (“GS Bank”) serves as lending agent for the Portfolio. Securities loaned are collateralized by cash, which is invested in Capital Shares of the JPMorgan Prime Money Market Fund. Upon termination of the loan, the Portfolio is required to return to the borrower the posted cash collateral. Loans are subject to termination by the Portfolio or the borrower at any time.

Securities lending income is comprised of income earned on cash collateral investments (“Collateral Investments”), net of a rebate received from or paid to borrowers for use of cash collateral and lending agent fees. This amount is recorded as Income from securities lending (net) on the Statement of Operations. The Portfolio also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statement of Operations. For the six months ended June 30, 2011, the Portfolio earned $431 from the investment of cash collateral, prior to rebates or fees, from an investment in an affiliated fund as described below.

JUNE 30, 2011	JPMORGAN INSURANCE TRUST	15

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2011 (Unaudited) (continued)

At the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. dollar-denominated securities, plus accrued interest. The securities lending agreement with GS Bank requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 102% of the value of loaned securities. The value of the cash collateral received is recorded as a liability on the Statement of Assets and Liabilities and details of Collateral Investments are disclosed in the SOI. At June 30, 2011, the value of outstanding securities on loan and the value of Collateral Investments were as follows:

Value of Securities on Loan	Cash Collateral Posted by Borrower	Total Value of Collateral Investments
$245,983	$247,715	$247,715

The Portfolio bears the risk of loss associated with the Collateral Investments and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the Collateral Investments declines below the amount owed to a borrower, the Portfolio may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Portfolio may use leverage (borrow money) to repay the borrower for cash collateral posted if the Advisor does not believe that it is prudent to sell the Collateral Investments to fund the payment of this liability.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, GS Bank has agreed to indemnify the Portfolio from losses resulting from a borrower’s failure to return a loaned security.

The Advisor waived fees associated with the Portfolio’s investment in JPMorgan Prime Money Market Fund in the amount of $316. This amount offsets the administration fees and shareholder servicing fees incurred by JPMorgan Prime Money Market Fund related to the Portfolio’s investment in such fund. A portion of the waiver is voluntary.

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

E. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a portfolio are charged directly to that portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. Each class of shares bears its pro-rata portion of expenses attributable to the Portfolio, except that each class separately bears expenses related specifically to that class, such as distribution fees.

F. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Portfolio’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid at least annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMIM acts as the investment advisor to the Portfolio. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIM supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual fee rate of 0.65%.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator

16	JPMORGAN INSURANCE TRUST	JUNE 30, 2011

receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended June 30, 2011, the annualized effective rate was 0.09% of the Portfolio’s average daily net assets.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to the Distributor, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D. Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Portfolio, provides portfolio custody and accounting services for the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

E. Waivers and Reimbursements — The Advisor and Administrator have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Portfolio’s average daily net assets as shown in the table below:

Class 1	Class 2
0.90%	1.15%

The contractual expense limitation agreements were in effect for the six months ended June 30, 2011. The expense limitation percentages in the table above are in place until at least April 30, 2012.

For the six months ended June 30, 2011, the Advisor contractually waived fees for the Portfolio in the amount of $28,384. The Advisor does not expect the Portfolio to repay any such waived fees in future years.

Additionally, the Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and the Distributor waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in the money market funds for the six months ended June 30, 2011 (excluding the waiver disclosed in Note 2.C. regarding cash collateral for securities lending invested in the JPMorgan Prime Money Market Fund) was $669.

F. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles. The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended June 30, 2011, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party broker/dealers. For the six months ended June 30, 2011, the Portfolio did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

JUNE 30, 2011	JPMORGAN INSURANCE TRUST	17

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2011 (Unaudited) (continued)

4. Investment Transactions

During the six months ended June 30, 2011, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$24,765,056	$29,541,045

During the six months ended June 30, 2011, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2011, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$37,126,868	$7,176,703	$327,553	$6,849,150

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (“the Act”), net capital losses recognized by the Portfolio after December 31, 2010, may get carried forward indefinitely, and retain their character as short-term and/or long term losses. Prior to this Act, pre-enactment net capital losses incurred by the Portfolio were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses are used before pre-enactment net capital losses.

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 15, 2011.

The Portfolio had no borrowings outstanding from another portfolio or from the unsecured, uncommitted credit facility at June 30, 2011, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

18	JPMORGAN INSURANCE TRUST	JUNE 30, 2011

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees (for Class 2 Shares) and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, January 1, 2011, and continued to hold your shares at the end of the reporting period, June 30, 2011.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2011	Ending Account Value, June 30, 2011	Expenses Paid During January 1, 2011 to June 30, 2011*	Annualized Expense Ratio
Class 1
Actual	$1,000.00	$1,087.20	$4.61	0.89%
Hypothetical	1,000.00	1,020.38	4.46	0.89
Class 2
Actual	1,000.00	1,085.80	5.90	1.14
Hypothetical	1,000.00	1,019.14	5.71	1.14

*	Expenses are equal to the Portfolio's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

JUNE 30, 2011	JPMORGAN INSURANCE TRUST	19

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2011. All rights reserved. June 2011.	SAN-JPMITIGP-611

Semi-Annual Report

JPMorgan Insurance Trust

June 30, 2011 (Unaudited)

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE This material must be preceded or accompanied by a current prospectus.

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered through qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

AUGUST 8, 2011 (Unaudited)

Dear Shareholder:

The year began on a relatively optimistic note for investors, but the tone changed significantly in May, as concerns mounted over rising oil prices, the European sovereign debt crisis and weak U.S. economic data. In response to this, investors moved away from risk assets, and into the safety of U.S. Treasuries.

“Earlier this year, we reminded investors about the likelihood of setbacks on the road out of the economic doldrums. Meanwhile, the tragic earthquake in Japan and political unrest in the Middle East are examples of how sensitive the markets and economy can be to geopolitical shocks and other global crises.”

As we enter the second half of 2011, concerns about softening U.S. economic data persist. While we are encouraged that corporate earnings and profits have continued to grow consistently, spending levels in many areas of the economy remain critically low, which has resulted in tight inventories and pent-up consumer demand. Meanwhile, investors still lack confidence in the ability of the European government to combat the region’s debt crisis. Concerns about the credit downgrade of U.S.-issued debt exacerbated this negative sentiment among investors and helped trigger the recent downturn, as August 8, 2011 saw each of the three major U.S. stock indices experience their worst one-day performance since December 1, 2008. The current slowdown in growth should not be viewed as a surprise. Earlier this year, we reminded investors about the likelihood of setbacks on the road out of the economic doldrums. Meanwhile, the tragic earthquake in Japan and political unrest in the Middle East are examples of how sensitive the markets and economy can be to geopolitical shocks and other global crises.

Despite volatility, stocks move higher

Despite periods of elevated volatility, most stock markets posted strong gains. As of the end of the six-month reporting period ended June 30, 2011, the S&P500 Index had risen 6.0% to a level of 1,321.

Mid cap growth stocks led all style categories for the six-month reporting period, with the Russell Midcap Growth Index returning 9.6%. For the same period, the Russell 2000 Growth Index returned 8.6%, compared to 6.8% for the Russell 1000 Growth Index. In the value category, the Russell Midcap Value Index returned 6.7%, outperforming both the Russell 2000 Value Index and Russell 1000 Value index, which returned 3.8% and 5.9%, respectively.

U.S. Treasury yields drop in response to softer economic growth

In the U.S. bond markets, yields were volatile, but generally moved lower over the past six months as economic expectations softened. The yield on the 10-year U.S. Treasury bond declined slightly from 3.3% to 3.2% as of the end of the six-month reporting period ended June 30, 2011, while yields on the 2-year U.S. Treasury bond declined from 0.6% to 0.5% as of the end of the same period.

Is the economic soft patch temporary?

As we enter the second half of 2011, the markets have clearly entered a period of uncertainty. Stocks have been volatile in response to weaker economic growth, as well as concerns over the European sovereign debt crisis, the credit downgrade of U.S.-issued debt, policy tightening in China, and the conclusion of the second round of quantitative easing (QE2) in the U.S. Given these events, it’s not surprising that investors remain largely risk averse, and less than confident about prospects for future growth.

Despite the slowdown and uncertain political environment, however, we do believe that some aspects of our markets and economy — including strong corporate balance sheets and valuations — present potential opportunities for investors. As always, we advise investors to be mindful of continued volatility and other unexpected risks by maintaining a diversified and balanced approach to investing.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Investment Management Americas

J.P. Morgan Asset Management

JUNE 30, 2011	JPMORGAN INSURANCE TRUST	1

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio

PORTFOLIO COMMENTARY

SIX MONTHS ENDED JUNE 30, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Portfolio (Class 1 Shares)*	10.74%
Russell Midcap Index	8.08%

Net Assets as of 6/30/2011	$37,722,692

INVESTMENT OBJECTIVE**

The JPMorgan Insurance Trust Intrepid Mid Cap Portfolio (the “Portfolio”) seeks long-term capital growth by investing primarily in equity securities with intermediate capitalizations.

HOW DID THE MARKET PERFORM?

Despite concerns about economic contagion from Europe’s debt crisis, political unrest in the Middle East and the tragic earthquake and subsequent tsunami in Japan, U.S. stocks advanced during the reporting period, as the S&P 500 Index gained 6.02% for the six months ended June 30, 2011. Strong corporate earnings and robust merger-and-acquisition activity encouraged investors and helped support U.S. stock prices during the reporting period. Mid-cap U.S. stocks outperformed small- and large-cap U.S. stocks, as the Russell Midcap Index (the “Benchmark”) gained 8.08% versus the 6.21% return for the Russell 2000 Index, an index of small cap U.S. stocks, and the 6.37% return for the Russell 1000 Index, which measures the performance of large-cap U.S. stocks.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio (Class 1 Shares) outperformed the Benchmark for the six months ended June 30, 2011. The Portfolio’s stock selection in the health services and systems and media sectors contributed to relative performance, while the Portfolio’s stock selection in the software and services and systems hardware sectors detracted from relative performance.

Individual contributors to relative performance included the Portfolio’s positions in Cooper Cos., Inc. and Herbalife Ltd. Shares of eye-care and surgical products maker Cooper Cos., Inc. benefited after the company reported strong first quarter results and raised guidance. Shares of Herbalife Ltd., a direct seller of nutritional and weight loss supplements, outperformed, driven by revenue and earnings per share that consistently beat investor expectations and a guidance raise.

Individual detractors from relative performance included the Portfolio’s positions in Constellation Brands, Inc., a wine and spirits maker and Navistar International Corp., a truck engine manufacturer. Shares of Constellation Brands, Inc. declined after the company reported weak fiscal third quarter sales and lowered its guidance below investors’ expectations for the fiscal year. Navistar International Corp. reported disappointing quarterly profit, which was lower-than-expected due to costs related to its joint ventures.

HOW WAS THE PORTFOLIO POSITIONED?

The portfolio managers employed the JPMorgan Intrepid investment philosophy, which is rooted in behavioral finance, in positioning the Portfolio. Behavioral finance, which is a field of study that emphasizes the importance of human psychology in financial markets, examines how investor behavior can be affected by biases and emotional reactions and theorizes that inefficiencies arise in the stock market because investors are consistently irrational in making many investment decisions.

The JPMorgan Behavioral Finance investment team (the “Team”) aimed to capitalize on these market inefficiencies by targeting stocks with attractive valuations and strong fundamentals. Additionally, the Team looked to sell stocks when they stopped exhibiting these characteristics. The Team used a disciplined quantitative ranking methodology to identify attractive stocks in each sector. This screening process was combined with bottom-up fundamental research, as the team rigorously researched the companies identified as attractive to determine their underlying value and potential for future earnings growth.

2	JPMORGAN INSURANCE TRUST	JUNE 30, 2011

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Cooper Cos., Inc. (The)	2.1%
2.	Corn Products International, Inc.	2.1
3.	PPG Industries, Inc.	1.9
4.	CBS Corp., Class B	1.8
5.	Discover Financial Services	1.8
6.	Kinetic Concepts, Inc.	1.6
7.	Parker Hannifin Corp.	1.5
8.	Macy’s, Inc.	1.5
9.	Navistar International Corp.	1.4
10.	KBR, Inc.	1.4

PORTFOLIO COMPOSITION BY SECTOR***
Financials	18.2%
Consumer Discretionary	14.5
Information Technology	14.2
Industrials	12.6
Health Care	10.4
Materials	7.9
Energy	7.0
Utilities	6.5
Consumer Staples	6.1
Telecommunication Services	1.5
U.S. Treasury Obligation	0.3
Short-Term Investment	0.8

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2011. The Portfolio’s composition is subject to change.

JUNE 30, 2011	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio

PORTFOLIO COMMENTARY

SIX MONTHS ENDED JUNE 30, 2011 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2011

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	3/30/95	10.74%	37.72%	3.94%	6.05%
CLASS 2 SHARES	8/16/06	10.59	37.36	3.69	5.93

*	Not Annualized.

TEN YEAR PERFORMANCE (6/30/01 TO 6/30/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class 2 Shares prior to their inception date are based on the performance of Class 1 Shares. The actual returns of Class 2 Shares would have been lower than shown because Class 2 Shares have higher expenses than Class 1 Shares.

The graph illustrates comparative performance for $10,000 invested in the Class 1 Shares of the JPMorgan Insurance Trust Intrepid Mid Cap Portfolio, the Russell Midcap Index and the Lipper Variable Underlying Funds Mid-Cap Core Funds Index from June 30, 2001 to June 30, 2011. The performance of the Portfolio assumes reinvestment of all dividends and capital gains, if any. The performance of the Russell Midcap Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Variable Underlying Funds Mid-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Portfolio. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index. The Lipper Variable Underlying Funds Mid-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	JPMORGAN INSURANCE TRUST	JUNE 30, 2011

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.7%
	Consumer Discretionary — 14.3%
	Auto Components — 1.8%
3,600	Autoliv, Inc., (Sweden) (c)	282,420
800	Lear Corp.	42,784
6,100	TRW Automotive Holdings Corp. (a)	360,083

		685,287

	Distributors — 0.1%
300	Genuine Parts Co.	16,320

	Diversified Consumer Services — 2.2%
2,500	Apollo Group, Inc., Class A (a)	109,200
1,400	Career Education Corp. (a)	29,610
14,450	H&R Block, Inc. (c)	231,778
2,300	ITT Educational Services, Inc. (a)	179,952
25,100	Service Corp. International	293,168

		843,708

	Hotels, Restaurants & Leisure — 1.6%
7,000	Brinker International, Inc.	171,220
11,500	Wyndham Worldwide Corp.	386,975
200	Wynn Resorts Ltd.	28,708

		586,903

	Household Durables — 0.9%
2,250	Garmin Ltd., (Switzerland) (c)	74,318
6,250	Leggett & Platt, Inc.	152,375
1,900	Tupperware Brands Corp.	128,155

		354,848

	Internet & Catalog Retail — 0.1%
100	priceline.com, Inc. (a)	51,193

	Leisure Equipment & Products — 0.3%
1,850	Hasbro, Inc.	81,270
1,500	Mattel, Inc.	41,235

		122,505

	Media — 2.4%
24,200	CBS Corp., Class B	689,458
3,750	DISH Network Corp., Class A (a)	115,013
2,300	Gannett Co., Inc.	32,936
1,700	McGraw-Hill Cos., Inc. (The)	71,247

		908,654

	Multiline Retail — 1.5%
250	Big Lots, Inc. (a)	8,287
19,000	Macy’s, Inc.	555,560

		563,847

	Specialty Retail — 3.4%
300	AutoZone, Inc. (a)	88,455

SHARES	SECURITY DESCRIPTION	VALUE($)

	Specialty Retail — Continued
14,800	GameStop Corp., Class A (a) (c)	394,716
5,400	Limited Brands, Inc.	207,630
10,600	Signet Jewelers Ltd., (Bermuda) (a)	496,186
1,800	TJX Cos., Inc.	94,554

		1,281,541

	Total Consumer Discretionary	5,414,806

	Consumer Staples — 6.0%
	Beverages — 1.1%
19,300	Constellation Brands, Inc., Class A (a)	401,826

	Food & Staples Retailing — 0.5%
22,100	SUPERVALU, Inc. (c)	207,961

	Food Products — 2.6%
14,100	Corn Products International, Inc.	779,448
9,800	Smithfield Foods, Inc. (a)	214,326

		993,774

	Personal Products — 1.3%
8,500	Herbalife Ltd., (Cayman Islands)	489,940

	Tobacco — 0.5%
1,700	Lorillard, Inc.	185,079

	Total Consumer Staples	2,278,580

	Energy — 6.9%
	Energy Equipment & Services — 2.5%
1,301	Baker Hughes, Inc.	94,401
700	Core Laboratories N.V., (Netherlands)	78,078
600	Diamond Offshore Drilling, Inc. (c)	42,246
1,200	Dresser-Rand Group, Inc. (a)	64,500
1,568	National Oilwell Varco, Inc.	122,633
5,300	Oil States International, Inc. (a)	423,523
300	SEACOR Holdings, Inc.	29,988
1,700	Unit Corp. (a)	103,581

		958,950

	Oil, Gas & Consumable Fuels — 4.4%
3,200	Cimarex Energy Co.	287,744
7,595	Energen Corp.	429,117
2,600	Holly Corp. (a)	180,440
2,000	Murphy Oil Corp.	131,320
3,500	Newfield Exploration Co. (a)	238,070
720	Noble Energy, Inc.	64,534
2,500	Southern Union Co.	100,375
1,800	Sunoco, Inc.	75,078
5,400	Valero Energy Corp.	138,078

		1,644,756

	Total Energy	2,603,706

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Financials — 18.0%
	Capital Markets — 1.2%
4,600	Affiliated Managers Group, Inc. (a)	466,670

	Commercial Banks — 1.8%
650	Bank of Hawaii Corp.	30,238
1,650	BOK Financial Corp. (c)	90,371
600	City National Corp.	32,550
300	Cullen/Frost Bankers, Inc.	17,055
7,200	Fifth Third Bancorp	91,800
8,600	Huntington Bancshares, Inc.	56,416
11,100	KeyCorp	92,463
800	M&T Bank Corp.	70,360
14,400	TCF Financial Corp. (c)	198,720

		679,973

	Consumer Finance — 1.8%
24,700	Discover Financial Services	660,725

	Diversified Financial Services — 0.7%
11,050	NASDAQ OMX Group, Inc. (The) (a)	279,565

	Insurance — 4.8%
2,350	Allied World Assurance Co. Holdings Ltd., (Switzerland)	135,313
10,450	American Financial Group, Inc.	372,960
5,050	Arch Capital Group Ltd., (Bermuda) (a)	161,196
2,200	Assurant, Inc.	79,794
1,550	Axis Capital Holdings Ltd., (Bermuda)	47,988
700	Everest Re Group Ltd., (Bermuda)	57,225
12,700	Genworth Financial, Inc., Class A (a)	130,556
4,400	Hartford Financial Services Group, Inc.	116,028
6,800	Lincoln National Corp.	193,732
3,900	Principal Financial Group, Inc.	118,638
3,700	Protective Life Corp.	85,581
1,000	Reinsurance Group of America, Inc.	60,860
400	Torchmark Corp.	25,656
8,900	Unum Group	226,772

		1,812,299

	Real Estate Investment Trusts (REITs) — 6.5%
13,700	Annaly Capital Management, Inc.	247,148
7,100	Apartment Investment & Management Co., Class A	181,263
6,800	Brandywine Realty Trust	78,812
1,300	Camden Property Trust	82,706
2,300	Chimera Investment Corp.	7,958
4,125	CommonWealth REIT	106,590
4,600	Developers Diversified Realty Corp.	64,860
4,000	Douglas Emmett, Inc. (m)	79,560

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Investment Trusts (REITs) — Continued
26,500	Duke Realty Corp.	371,265
1,900	Equity Residential	114,000
3,900	Health Care REIT, Inc.	204,477
17,610	Hospitality Properties Trust	427,042
2,350	Mack-Cali Realty Corp.	77,409
3,080	Nationwide Health Properties, Inc.	127,543
500	SL Green Realty Corp.	41,435
2,800	Taubman Centers, Inc.	165,760
1,000	Ventas, Inc.	52,710

		2,430,538

	Real Estate Management & Development — 0.1%
2,000	Forest City Enterprises, Inc., Class A (a)	37,340

	Thrifts & Mortgage Finance — 1.1%
7,600	BankUnited, Inc.	201,704
5,900	Hudson City Bancorp, Inc.	48,321
10,300	New York Community Bancorp, Inc.	154,397

		404,422

	Total Financials	6,771,532

	Health Care — 10.3%
	Biotechnology — 1.5%
3,700	Dendreon Corp. (a)	145,928
1,400	Pharmasset, Inc. (a)	157,080
2,800	United Therapeutics Corp. (a)	154,280
2,500	Vertex Pharmaceuticals, Inc. (a)	129,975

		587,263

	Health Care Equipment & Supplies — 3.9%
10,000	Cooper Cos., Inc. (The)	792,400
4,100	Hologic, Inc. (a)	82,697
10,150	Kinetic Concepts, Inc. (a)	584,945

		1,460,042

	Health Care Providers & Services — 3.7%
3,210	Aetna, Inc.	141,529
10,600	AmerisourceBergen Corp.	438,840
41,400	Health Management Associates, Inc., Class A (a)	446,292
4,400	Humana, Inc.	354,376

		1,381,037

	Life Sciences Tools & Services — 0.2%
1,600	Agilent Technologies, Inc. (a)	81,776

	Pharmaceuticals — 1.0%
1,750	Endo Pharmaceuticals Holdings, Inc. (a)	70,297
4,000	Mylan, Inc. (a)	98,680

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	JUNE 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Pharmaceuticals — Continued
9,200	Warner Chilcott plc, (Ireland), Class A	221,996

		390,973

	Total Health Care	3,901,091

	Industrials — 12.4%
	Aerospace & Defense — 1.4%
266	Huntington Ingalls Industries, Inc. (a)	9,177
900	ITT Corp.	53,037
3,950	L-3 Communications Holdings, Inc.	345,428
1,500	Northrop Grumman Corp.	104,025

		511,667

	Airlines — 0.9%
1,900	Copa Holdings S.A., (Panama), Class A	126,806
9,400	United Continental Holdings, Inc. (a)	212,722

		339,528

	Commercial Services & Supplies — 1.2%
11,700	KAR Auction Services, Inc. (a)	221,247
1,900	Pitney Bowes, Inc.	43,681
9,030	R.R. Donnelley & Sons Co.	177,078

		442,006

	Construction & Engineering — 2.1%
2,900	Chicago Bridge & Iron Co. N.V., (Netherlands)	112,810
13,600	KBR, Inc.	512,584
4,200	URS Corp. (a)	187,908

		813,302

	Electrical Equipment — 1.3%
4,450	Hubbell, Inc., Class B	289,028
3,900	Thomas & Betts Corp. (a)	210,015

		499,043

	Machinery — 4.6%
400	AGCO Corp. (a)	19,744
9,500	Navistar International Corp. (a)	536,370
6,345	Parker Hannifin Corp.	569,400
1,700	Snap-On, Inc.	106,216
1,450	SPX Corp.	119,857
1,600	Stanley Black & Decker, Inc.	115,280
5,400	Timken Co.	272,160

		1,739,027

	Marine — 0.2%
1,600	Kirby Corp. (a)	90,672

	Road & Rail — 0.7%
6,600	CSX Corp.	173,052

SHARES	SECURITY DESCRIPTION	VALUE($)

	Road & Rail — Continued
1,400	Ryder System, Inc.	79,590

		252,642

	Total Industrials	4,687,887

	Information Technology — 14.0%
	Communications Equipment — 0.6%
4,900	Brocade Communications Systems, Inc. (a)	31,654
4,200	Harris Corp.	189,252

		220,906

	Computers & Peripherals — 1.3%
5,100	Lexmark International, Inc., Class A (a)	149,226
2,250	QLogic Corp. (a)	35,820
2,200	SanDisk Corp. (a)	91,300
5,850	Western Digital Corp. (a)	212,823

		489,169

	Electronic Equipment, Instruments & Components — 1.4%
5,000	Arrow Electronics, Inc. (a)	207,500
6,900	Avnet, Inc. (a)	219,972
300	Tech Data Corp. (a)	14,667
5,500	Vishay Intertechnology, Inc. (a)	82,720

		524,859

	Internet Software & Services — 1.4%
8,400	IAC/InterActiveCorp. (a)	320,628
2,200	LinkedIn Corp., Class A (a) (c)	198,198

		518,826

	IT Services — 3.2%
4,350	Alliance Data Systems Corp. (a) (c)	409,204
4,200	Broadridge Financial Solutions, Inc.	101,094
4,600	Computer Sciences Corp.	174,616
1,700	DST Systems, Inc.	89,760
6,000	Fidelity National Information Services, Inc.	184,740
1,300	Lender Processing Services, Inc.	27,183
14,500	SAIC, Inc. (a)	243,890

		1,230,487

	Office Electronics — 0.7%
24,100	Xerox Corp.	250,881

	Semiconductors & Semiconductor Equipment — 2.9%
2,200	Fairchild Semiconductor International, Inc. (a)	36,762
600	First Solar, Inc. (a) (c)	79,362
2,100	Linear Technology Corp.	69,342
22,700	LSI Corp. (a)	161,624
8,900	Marvell Technology Group Ltd., (Bermuda) (a)	131,409
16,900	Micron Technology, Inc. (a)	126,412

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	JPMORGAN INSURANCE TRUST	7

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Semiconductors & Semiconductor Equipment — Continued
6,900	National Semiconductor Corp.	169,809
15,000	ON Semiconductor Corp. (a)	157,050
2,900	Teradyne, Inc. (a)	42,920
3,150	Xilinx, Inc.	114,880

		1,089,570

	Software — 2.5%
4,480	BMC Software, Inc. (a)	245,056
19,000	CA, Inc.	433,960
1,100	Rovi Corp. (a)	63,096
6,700	Symantec Corp. (a)	132,124
2,500	Synopsys, Inc. (a)	64,275

		938,511

	Total Information Technology	5,263,209

	Materials — 7.8%
	Chemicals — 3.5%
1,500	Ashland, Inc.	96,930
1,300	CF Industries Holdings, Inc.	184,171
1,750	Eastman Chemical Co.	178,623
7,700	PPG Industries, Inc.	699,083
2,900	Westlake Chemical Corp.	150,510

		1,309,317

	Containers & Packaging — 0.7%
7,200	Crown Holdings, Inc. (a)	279,504

	Metals & Mining — 2.6%
3,650	Cliffs Natural Resources, Inc.	337,442
1,900	Reliance Steel & Aluminum Co.	94,335
1,400	Royal Gold, Inc.	81,998
900	Schnitzer Steel Industries, Inc., Class A	51,840
3,450	Walter Energy, Inc.	399,510

		965,125

	Paper & Forest Products — 1.0%
2,000	Domtar Corp., (Canada)	189,440
6,300	International Paper Co.	187,866

		377,306

	Total Materials	2,931,252

	Telecommunication Services — 1.5%
	Diversified Telecommunication Services — 0.2%
7,450	Windstream Corp.	96,552

	Wireless Telecommunication Services — 1.3%
8,400	Clearwire Corp., Class A (a) (c)	31,752

SHARES	SECURITY DESCRIPTION	VALUE($)

	Wireless Telecommunication Services — Continued
26,100	MetroPCS Communications, Inc. (a)	449,181

		480,933

	Total Telecommunication Services	577,485

	Utilities — 6.5%
	Electric Utilities — 0.6%
7,900	DPL, Inc.	238,264

	Gas Utilities — 0.8%
1,400	AGL Resources, Inc.	56,994
7,050	UGI Corp.	224,825

		281,819

	Independent Power Producers & Energy Traders — 1.0%
7,300	AES Corp. (The) (a)	93,002
1,100	Constellation Energy Group, Inc.	41,756
10,300	NRG Energy, Inc. (a)	253,174

		387,932

	Multi-Utilities — 4.1%
3,350	Alliant Energy Corp.	136,211
3,000	Ameren Corp.	86,520
14,530	CenterPoint Energy, Inc.	281,155
6,300	CMS Energy Corp. (c)	124,047
5,400	DTE Energy Co.	270,108
4,150	MDU Resources Group, Inc.	93,375
6,300	Sempra Energy	333,144
10,600	TECO Energy, Inc.	200,234

		1,524,794

	Total Utilities	2,432,809

	Total Common Stocks (Cost $29,598,255)	36,862,357

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.3%
110,000	U.S. Treasury Note, 0.750%, 11/30/11 (k) (Cost $110,206)	110,296

SHARES
Short-Term Investment — 0.9%
	Investment Company — 0.9%
316,736	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m) (Cost $316,736)	316,736

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	JUNE 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment of Cash Collateral for Securities on Loan — 5.2%
	Investment Company — 5.2%
1,963,433	JPMorgan Prime Money Market Fund, Capital Shares, 0.080% (b) (l) (Cost $1,963,433)	1,963,433

	Total Investments — 104.1% (Cost $31,988,630)	39,252,822
	Liabilities in Excess of Other Assets — (4.1)%	(1,530,130)

	NET ASSETS — 100.0%	$37,722,692

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/11	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
10	S&P Mid Cap 400	09/16/11	$976,500	$23,343

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS :

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	— Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.
(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(l)	— The rate shown is the current yield as of June 30, 2011.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	JPMORGAN INSURANCE TRUST	9

STATEMENT OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2011 (Unaudited)

Intrepid Mid Cap Portfolio
ASSETS:
Investments in non-affiliates, at value	$36,972,653
Investments in affiliates, at value	2,280,169

Total investment securities, at value	39,252,822
Receivables:
Investment securities sold	646,776
Portfolio shares sold	160
Interest and dividends	48,839
Securities lending income	2,132
Variation margin on futures contracts	5,400

Total Assets	39,956,129

LIABILITIES:
Payables:
Investment securities purchased	155,429
Collateral for securities lending program	1,963,433
Portfolio shares redeemed	18,797
Accrued liabilities:
Investment advisory fees	14,277
Administration fees	2,544
Distribution fees	4
Custodian and accounting fees	19,573
Trustees’ and Chief Compliance Officer’s fees	586
Other	58,794

Total Liabilities	2,233,437

Net Assets	$37,722,692

NET ASSETS:
Paid in capital	$34,935,923
Accumulated undistributed net investment income	106,638
Accumulated net realized gains (losses)	(4,607,404)
Net unrealized appreciation (depreciation)	7,287,535

Total Net Assets	$37,722,692

Net Assets:
Class 1	$37,704,421
Class 2	18,271

Total	$37,722,692

Outstanding units of beneficial interest (shares) (unlimited amount authorized, no par value):
Class 1	2,197,697
Class 2	1,065

Net asset value, offering and redemption price per share:
Class 1	$17.16
Class 2	17.15

Cost of investments in non-affiliates	$29,708,461
Cost of investments in affiliates	2,280,169
Value of securities on loan	1,927,133

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	JUNE 30, 2011

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2011 (Unaudited)

Intrepid Mid Cap Portfolio
INVESTMENT INCOME:
Interest income from non-affiliates	$163
Dividend income from non-affiliates	261,675
Dividend income from affiliates	318
Income from securities lending (net)	7,452

Total investment income	269,608

EXPENSES:
Investment advisory fees	124,945
Administration fees	17,042
Distribution fees—Class 2	22
Custodian and accounting fees	14,079
Professional fees	21,434
Trustees’ and Chief Compliance Officer’s fees	207
Printing and mailing costs	28,016
Transfer agent fees	2,242
Other	4,154

Total expenses	212,141

Less amounts waived	(39,651)
Less earnings credits	(3)

Net expenses	172,487

Net investment income (loss)	97,121

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	2,963,326
Futures	24,013

Net realized gain (loss)	2,987,339

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	841,260
Futures	24,815

Change in net unrealized appreciation (depreciation)	866,075

Net realized/unrealized gains (losses)	3,853,414

Change in net assets resulting from operations	$3,950,535

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	JPMORGAN INSURANCE TRUST	11

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Intrepid Mid Cap Portfolio
	Six Months Ended 6/30/2011 (Unaudited)	Year Ended 12/31/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$97,121	$318,540
Net realized gain (loss)	2,987,339	2,524,155
Change in net unrealized appreciation (depreciation)	866,075	4,250,790

Change in net assets resulting from operations	3,950,535	7,093,485

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1
From net investment income	(307,518)	(544,358)
Class 2
From net investment income	(106)	(164)

Total distributions to shareholders	(307,624)	(544,522)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(4,493,389)	(10,799,838)

NET ASSETS:
Change in net assets	(850,478)	(4,250,875)
Beginning of period	38,573,170	42,824,045

End of period	$37,722,692	$38,573,170

Accumulated undistributed net investment income	$106,638	$317,141

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$934,983	$2,668,163
Dividends and distributions reinvested	307,518	544,358
Cost of shares redeemed	(5,735,996)	(14,012,523)

Change in net assets from Class 1 capital transactions	$(4,493,495)	$(10,800,002)

Class 2
Dividends and distributions reinvested	106	164

Change in net assets from Class 2 capital transactions	$106	$164

Total change in net assets from capital transactions	$(4,493,389)	$(10,799,838)

SHARE TRANSACTIONS:
Class 1
Issued	56,526	196,478
Reinvested	18,196	36,657
Redeemed	(344,781)	(1,000,414)

Change in Class 1 Shares	(270,059)	(767,279)

Class 2
Reinvested	6	11

Change in Class 2 Shares	6	11

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	JUNE 30, 2011

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2011	JPMORGAN INSURANCE TRUST	13

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Intrepid Mid Cap Portfolio
Class 1
Six Months Ended June 30, 2011 (Unaudited)	$15.62	$0.04	(e)	$1.64	$1.68	$(0.14)	$—	$(0.14)
Year Ended December 31, 2010	13.23	0.11	(e)	2.46	2.57	(0.18)	—	(0.18)
Year Ended December 31, 2009	9.92	0.18		3.30	3.48	(0.17)	—	(0.17)
Year Ended December 31, 2008	17.82	0.16		(6.63)	(6.47)	(0.08)	(1.35)	(1.43)
Year Ended December 31, 2007	18.90	0.08		0.50	0.58	(0.12)	(1.54)	(1.66)
Year Ended December 31, 2006	20.02	0.13		2.50	2.63	(0.08)	(3.67)	(3.75)

Class 2
Six Months Ended June 30, 2011 (Unaudited)	15.60	0.02	(e)	1.63	1.65	(0.10)	—	(0.10)
Year Ended December 31, 2010	13.22	0.08	(e)	2.46	2.54	(0.16)	—	(0.16)
Year Ended December 31, 2009	9.90	0.12		3.33	3.45	(0.13)	—	(0.13)
Year Ended December 31, 2008	17.78	0.12		(6.61)	(6.49)	(0.04)	(1.35)	(1.39)
Year Ended December 31, 2007	18.89	0.03		0.50	0.53	(0.10)	(1.54)	(1.64)
August 16, 2006 (f) through December 31, 2006	17.33	0.05		1.51	1.56	—	—	—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

14	JPMORGAN INSURANCE TRUST	JUNE 30, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$17.16	10.74%	$37,704	0.90%	0.51%	1.10%	22%
15.62	19.52	38,557	0.90	0.81	1.22	46
13.23	35.66	42,810	0.90	1.37	1.15	74
9.92	(38.82)	39,157	0.90	1.10	1.01	101
17.82	2.87	74,897	0.90	0.41	0.95	105
18.90	14.12	77,734	0.92	0.75	1.02	136

17.15	10.59	18	1.15	0.26	1.35	22
15.60	19.24	17	1.15	0.57	1.48	46
13.22	35.37	14	1.15	1.14	1.40	74
9.90	(38.98)	10	1.15	0.87	1.27	101
17.78	2.60	17	1.15	0.16	1.20	105
18.89	9.00	16	1.14	0.80	1.25	136

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	JPMORGAN INSURANCE TRUST	15

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2011 (Unaudited)

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company established as a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Intrepid Mid Cap Portfolio	Class 1 and Class 2	Diversified

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and service fees, and each class has exclusive voting rights with respect to its distribution plan or administrative services plan.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Portfolio may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Portfolio to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Under these procedures, the Portfolio primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Portfolio applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Portfolio’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Portfolio calculates its net asset values.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

16	JPMORGAN INSURANCE TRUST	JUNE 30, 2011

The following table represents each valuation input by sector as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities #	$39,142,526	$110,296	$—	$39,252,822

Appreciation in Other Financial Instruments
Futures Contracts	$23,343	$—	$—	$23,343

#	Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOI. Level 2 consists of a U.S. Treasury Note that is held for futures collateral. Please refer to the SOI for industry specifics of the portfolio holdings.

There were no transfers between Levels 1 and 2 during the six months ended June 30, 2011.

B. Futures Contracts — The Portfolio uses index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Portfolio buys futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Portfolio to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Portfolio is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Portfolio periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statement of Operations at the closing or expiration of futures contracts. Securities deposited as initial margin are designated in the SOI and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The Portfolio may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

The table below discloses the volume of the Portfolio’s futures activities during the six months ended June 30, 2011.

Futures Contracts:
Average Notional Balance Long	$844,946
Ending Notional Balance Long	976,500

C. Securities Lending — The Portfolio may lend securities to brokers approved by J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) in order to generate additional income. Goldman Sachs Bank USA (“GS Bank”) serves as lending agent for the Portfolio. Securities loaned are collateralized by cash, which is invested in Capital Shares of the JPMorgan Prime Money Market Fund. Upon termination of the loan, the Portfolio is required to return to the borrower the posted cash collateral. Loans are subject to termination by the Portfolio or the borrower at any time.

Securities lending income is comprised of income earned on cash collateral investments (“Collateral Investments”), net of a rebate received from or paid to borrowers for use of cash collateral and lending agent fees. This amount is recorded as Income from securities lending (net) on the Statement of Operations. The Portfolio also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statement of Operations. For the six months ended June 30, 2011, the Portfolio earned $1,155 from the investment of cash collateral, prior to rebates or fees, from an investment in an affiliated fund as described below.

At the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. dollar-denominated securities, plus accrued interest. The securities lending agreement with GS Bank requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 102% of the value of loaned securities.

JUNE 30, 2011	JPMORGAN INSURANCE TRUST	17

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2011 (Unaudited) (continued)

The value of the cash collateral received is recorded as a liability on the Statement of Assets and Liabilities and details of Collateral Investments are disclosed in the SOI. At June 30, 2011, the value of outstanding securities on loan and the value of Collateral Investments were as follows:

Value of Securities on Loan	Cash Collateral Posted by Borrower	Total Value of Collateral Investments
$1,927,133	$1,963,433	$1,963,433

The Portfolio bears the risk of loss associated with the Collateral Investments and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the Collateral Investments declines below the amount owed to a borrower, the Portfolio may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Portfolio may use leverage (borrow money) to repay the borrower for cash collateral posted if the Advisor does not believe that it is prudent to sell the Collateral Investments to fund the payment of this liability.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, GS Bank has agreed to indemnify the Portfolio from losses resulting from a borrower’s failure to return a loaned security.

The Advisor waived fees associated with the Portfolio’s investment in JPMorgan Prime Money Market Fund in the amount of $877. This amount offsets the administration fees and shareholder servicing fees incurred by JPMorgan Prime Money Market Fund related to the Portfolio’s investment in such fund. A portion of the waiver is voluntary.

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

The Portfolio records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolio adjusts the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

E. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a portfolio are charged directly to that portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. Each class of shares bears its pro-rata portion of expenses attributable to the Portfolio, except that each class separately bears expenses related specifically to that class, such as distribution fees.

F. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Portfolio’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid at least annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMIM acts as the investment advisor to the Portfolio. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIM supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual fee rate of 0.65%.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator

18	JPMORGAN INSURANCE TRUST	JUNE 30, 2011

receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended June 30, 2011, the annualized effective rate was 0.09% of the Portfolio’s average daily net assets.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to the Distributor, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D. Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Portfolio, provides portfolio custody and accounting services for the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

E. Waivers and Reimbursements — The Advisor and Administrator have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Portfolio’s average daily net assets as shown in the table below:

Class 1	Class 2
0.90%	1.15%

The contractual expense limitation agreements were in effect for the six months ended June 30, 2011. The contractual expense limitation percentages in the table above are in place until at least April 30, 2012.

For the six months ended June 30, 2011, the Advisor contractually waived fees for the Portfolio in the amount of $39,115. The Advisor does not expect the Portfolio to repay any such waived fees in future years.

Additionally, the Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and the Distributor waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Portfolios investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in the money market funds for the six months ended June 30, 2011 (excluding the waiver disclosed in Note 2.C. regarding cash collateral for securities lending invested in JPMorgan Prime Money Market Fund) was $536.

F. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended June 30, 2011, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party broker/dealers. For the six months ended June 30, 2011, the Portfolio did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the six months ended June 30, 2011, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$8,430,214	$12,998,477

During the six months ended June 30, 2011, there were no purchases or sales of U.S. Government securities.

JUNE 30, 2011	JPMORGAN INSURANCE TRUST	19

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2011 (Unaudited) (continued)

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2011, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$31,988,630	$8,076,768	$812,576	$7,264,192

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (“the Act”), net capital losses recognized by the Portfolio after December 31, 2010, may get carried forward indefinitely, and retain their character as short-term and/or long term losses. Prior to this Act, pre-enactment net capital losses incurred by the Portfolio were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses are used before pre-enactment net capital losses.

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 15, 2011.

The Portfolio had no borrowings outstanding from another portfolio or from the unsecured, uncommitted credit facility at June 30, 2011, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from another portfolio or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

20	JPMORGAN INSURANCE TRUST	JUNE 30, 2011

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees (for Class 2 Shares) and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, January 1, 2011, and continued to hold your shares at the end of the reporting period, June 30, 2011.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2011	Ending Account Value, June 30, 2011	Expenses Paid During January 1, 2011 to June 30, 2011*	Annualized Expense Ratio
Class 1
Actual	$1,000.00	$1,107.40	$4.70	0.90%
Hypothetical	1,000.00	1,020.33	4.51	0.90
Class 2
Actual	1,000.00	1,105.90	6.00	1.15
Hypothetical	1,000.00	1,019.09	5.76	1.15

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

JUNE 30, 2011	JPMORGAN INSURANCE TRUST	21

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2011. All rights reserved. June 2011.	SAN-JPMITIMCP-611

Semi-Annual Report

JPMorgan Insurance Trust

June 30, 2011 (Unaudited)

JPMorgan Insurance Trust Mid Cap Growth Portfolio

(formerly JPMorgan Insurance Trust Diversified Mid Cap Growth Portfolio)

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE This material must be preceded or accompanied by a current prospectus.

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered through qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio including management fees and other expenses. Please read it carefully before investing.

CEO’s LETTER

AUGUST 8, 2011 (Unaudited)

Dear Shareholder:

The year began on a relatively optimistic note for investors, but the tone changed significantly in May, as concerns mounted over rising oil prices, the European sovereign debt crisis and weak U.S. economic data. In response to this, investors moved away from risk assets, and into the safety of U.S. Treasuries.

“Earlier this year, we reminded investors about the likelihood of setbacks on the road out of the economic doldrums. Meanwhile, the tragic earthquake in Japan and political unrest in the Middle East are examples of how sensitive the markets and economy can be to geopolitical shocks and other global crises.”

As we enter the second half of 2011, concerns about softening U.S. economic data persist. While we are encouraged that corporate earnings and profits have continued to grow consistently, spending levels in many areas of the economy remain critically low, which has resulted in tight inventories and pent-up consumer demand. Meanwhile, investors still lack confidence in the ability of the European government to combat the region’s debt crisis. Concerns about the credit downgrade of U.S.-issued debt exacerbated this negative sentiment among investors and helped trigger the recent downturn, as August 8, 2011 saw each of the three major U.S. stock indices experience their worst one-day performance since December 1, 2008. The current slowdown in growth should not be viewed as a surprise. Earlier this year, we reminded investors about the likelihood of setbacks on the road out of the economic doldrums. Meanwhile, the tragic earthquake in Japan and political unrest in the Middle East are examples of how sensitive the markets and economy can be to geopolitical shocks and other global crises.

Despite volatility, stocks move higher

Despite periods of elevated volatility, most stock markets posted strong gains. As of the end of the six-month reporting period ended June 30, 2011, the S&P500 Index had risen 6.0% to a level of 1,321.

Mid cap growth stocks led all style categories for the six-month reporting period, with the Russell Midcap Growth Index returning 9.6%. For the same period, the Russell 2000 Growth Index returned 8.6%, compared to 6.8% for the Russell 1000 Growth Index. In the value category, the Russell Midcap Value Index returned 6.7%, outperforming both the Russell 2000 Value Index and Russell 1000 Value index, which returned 3.8% and 5.9%, respectively.

U.S. Treasury yields drop in response to softer economic growth

In the U.S. bond markets, yields were volatile, but generally moved lower over the past six months as economic expectations softened. The yield on the 10-year U.S. Treasury bond declined slightly from 3.3% to 3.2% as of the end of the six-month reporting period ended June 30, 2011, while yields on the 2-year U.S. Treasury bond declined from 0.6% to 0.5% as of the end of the same period.

Is the economic soft patch temporary?

As we enter the second half of 2011, the markets have clearly entered a period of uncertainty. Stocks have been volatile in response to weaker economic growth, as well as concerns over the European sovereign debt crisis, the credit downgrade of U.S.-issued debt, policy tightening in China, and the conclusion of the second round of quantitative easing (QE2) in the U.S. Given these events, it’s not surprising that investors remain largely risk averse, and less than confident about prospects for future growth.

Despite the slowdown and uncertain political environment, however, we do believe that some aspects of our markets and economy — including strong corporate balance sheets and valuations — present potential opportunities for investors. As always, we advise investors to be mindful of continued volatility and other unexpected risks by maintaining a diversified and balanced approach to investing.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Investment Management Americas

J.P. Morgan Asset Management

JUNE 30, 2011	JPMORGAN INSURANCE TRUST	1

JPMorgan Insurance Trust Mid Cap Growth Portfolio*

(formerly JPMorgan Insurance Trust Diversified Mid Cap Growth Portfolio)

PORTFOLIO COMMENTARY

SIX MONTHS ENDED JUNE 30, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Portfolio (Class 1 Shares)*	8.57%
Russell Midcap Growth Index	9.59%

Net Assets as of 6/30/2011	$80,846,473

INVESTMENT OBJECTIVE**

The JPMorgan Insurance Trust Mid Cap Growth Portfolio (the “Portfolio”) seeks capital growth over the long term.

HOW DID THE MARKET PERFORM?

Despite concerns about economic contagion from Europe’s debt crisis, political unrest in the Middle East and the tragic earthquake and subsequent tsunami in Japan, U.S. stocks advanced during the reporting period, as the S&P 500 Index gained 6.02% for the six months ended June 30, 2011. Strong corporate earnings and robust merger-and-acquisition activity encouraged investors and helped support U.S. stock prices during the reporting period. Mid-cap U.S. stocks outperformed small- and large-cap U.S. stocks, as the Russell Midcap Index gained 8.08% versus the 6.21% return for the Russell 2000 Index, an index of small cap U.S. stocks, and the 6.37% return for the Russell 1000 Index, which measures the performance of large-cap U.S. stocks. U.S. mid-cap growth stocks, as measured by the Russell Midcap Growth Index (the “Benchmark”), returned 9.59%.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio (Class 1 Shares) underperformed the Benchmark for the six months ended June 30, 2011. The Portfolio’s stock selection in the consumer discretionary and materials and processing sectors detracted from relative performance, while the Portfolio’s stock selection in the health care and producer durables sectors contributed to relative performance.

Individual detractors from the Portfolio’s relative performance included the Portfolio’s positions in Lamar Advertising Co. and

OfficeMax, Inc. Lamar Advertising Co. lowered its forecast for second-quarter revenue, which hurt the stock during the reporting period. Shares of office supplies retailer OfficeMax, Inc. declined after the company reported disappointing quarterly profit, as corporate customers spent less on office supplies and fewer shoppers visited its stores.

The Portfolio’s individual contributors to relative performance included the Fund’s positions in Valeant Pharmaceuticals International Inc. and Coventry Health Care, Inc. Shares of Valeant Pharmaceuticals International Inc. rose after the specialty pharmaceutical company completed its merger with Biovail Corp. and reported a positive outlook for 2011, suggesting that the integration of the two companies was proceeding faster than investors had initially anticipated. Shares of Coventry Health Care, Inc. increased after the company reported better-than-expected first-quarter earnings.

HOW WAS THE PORTFOLIO POSITIONED?

The portfolio managers utilized a bottom-up approach to stock selection, rigorously researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals. The portfolio managers preferred to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

As a result of this bottom-up stock selection process, the Portfolio’s largest overweights versus the Benchmark were in the technology and financial services sectors and the Portfolio’s largest underweights versus the Benchmark were in the consumer staples and materials and processing sectors.

2	JPMORGAN INSURANCE TRUST	JUNE 30, 2011

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO****
1.	Coach, Inc.	2.3%
2.	Concho Resources, Inc.	2.2
3.	Agilent Technologies, Inc.	1.9
4.	W.W. Grainger, Inc.	1.9
5.	Valeant Pharmaceuticals International, Inc., (Canada)	1.8
6.	Cameron International Corp.	1.7
7.	TE Connectivity Ltd., (Switzerland)	1.6
8.	Humana, Inc.	1.6
9.	Cummins, Inc.	1.5
10.	Coventry Health Care, Inc.	1.5

PORTFOLIO COMPOSITION BY SECTOR****
Information Technology	24.6%
Consumer Discretionary	19.3
Industrials	17.0
Health Care	16.2
Financials	8.7
Energy	8.4
Materials	3.6
Short-Term Investment	2.2

*	The Portfolio’s name was changed from JPMorgan Insurance Trust Diversified Mid Cap Growth Portfolio to JPMorgan Insurance Trust Mid Cap Growth Portfolio on May 1, 2010.
**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
***	The advisor seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2011. The Portfolio’s composition is subject to change.

JUNE 30, 2011	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust Mid Cap Growth Portfolio

PORTFOLIO COMMENTARY

SIX MONTHS ENDED JUNE 30, 2011 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2011

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	08/01/94	8.57%	43.10%	6.50%	5.71%
CLASS 2 SHARES	08/16/06	8.38	42.71	6.24	5.58

*	Not annualized.

TEN YEAR PERFORMANCE (6/30/01 TO 6/30/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class 2 Shares prior to its inception date are based on the performance of Class 1 Shares. The actual returns of Class 2 Shares would have been lower than shown because Class 2 Shares have higher expenses than Class 1 Shares.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust Mid Cap Growth Portfolio, Russell Mid-cap Growth Index and the Lipper Variable Underlying Funds Mid-Cap Growth Funds Index from June 30, 2001 to June 30, 2011. The performance of the Portfolio assumes reinvestment of all dividends and capital gains, if any. The performance of the Russell Midcap Growth Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Variable Underlying Funds Mid-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Portfolio. The Russell Midcap Growth Index is an unmanaged index which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Variable Underlying Funds Mid-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	JPMORGAN INSURANCE TRUST	JUNE 30, 2011

JPMorgan Insurance Trust Mid Cap Growth Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.8%
	Consumer Discretionary — 19.3%
	Auto Components — 1.4%
13,800	BorgWarner, Inc. (a)	1,114,902

	Automobiles — 1.8%
27,200	Harley-Davidson, Inc.	1,114,384
12,200	Tesla Motors, Inc. (a) (c)	355,386

		1,469,770

	Diversified Consumer Services — 1.2%
8,600	DeVry, Inc.	508,518
11,400	Sotheby’s	495,900

		1,004,418

	Hotels, Restaurants & Leisure — 4.3%
16,200	Cheesecake Factory, Inc. (The) (a)	508,194
12,800	Gaylord Entertainment Co. (a)	384,000
35,067	International Game Technology	616,478
32,400	Marriott International, Inc., Class A	1,149,876
21,200	Royal Caribbean Cruises Ltd. (a)	797,968

		3,456,516

	Household Durables — 0.9%
16,100	Harman International Industries, Inc.	733,677

	Internet & Catalog Retail — 1.1%
3,300	NetFlix, Inc. (a)	866,877

	Media — 3.2%
21,400	Lamar Advertising Co., Class A (a)	585,718
23,400	Scripps Networks Interactive, Inc., Class A	1,143,792
385,400	Sirius XM Radio, Inc. (a)	844,026

		2,573,536

	Specialty Retail — 0.9%
18,900	Dick’s Sporting Goods, Inc. (a)	726,705

	Textiles, Apparel & Luxury Goods — 4.5%
29,500	Coach, Inc.	1,885,935
6,800	Deckers Outdoor Corp. (a)	599,352
5,800	Fossil, Inc. (a)	682,776
4,200	Lululemon Athletica, Inc., (Canada) (a)	469,644

		3,637,707

	Total Consumer Discretionary	15,584,108

	Energy — 8.4%
	Energy Equipment & Services — 2.5%
27,570	Cameron International Corp. (a)	1,386,495
4,100	CARBO Ceramics, Inc.	668,095

		2,054,590

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — 5.9%
19,300	Concho Resources, Inc. (a)	1,772,705
20,770	Forest Oil Corp. (a)	554,767
12,300	Newfield Exploration Co. (a)	836,646
13,500	Peabody Energy Corp.	795,285
14,600	Range Resources Corp.	810,300

		4,769,703

	Total Energy	6,824,293

	Financials — 8.7%
	Capital Markets — 3.7%
22,100	Lazard Ltd., (Bermuda), Class A	819,910
39,320	Och-Ziff Capital Management Group LLC, Class A	545,369
16,680	T. Rowe Price Group, Inc.	1,006,471
33,110	TD AMERITRADE Holding Corp.	645,976

		3,017,726

	Commercial Banks — 1.6%
12,900	BOK Financial Corp.	706,533
16,000	Comerica, Inc.	553,120

		1,259,653

	Diversified Financial Services — 1.4%
28,200	Moody’s Corp.	1,081,470

	Insurance — 1.0%
16,087	AON Corp.	825,263

	Real Estate Investment Trusts (REITs) — 1.0%
12,700	Camden Property Trust	807,974

	Total Financials	6,992,086

	Health Care — 16.2%
	Biotechnology — 1.5%
17,500	Alexion Pharmaceuticals, Inc. (a)	823,025
9,800	Dendreon Corp. (a)	386,512

		1,209,537

	Health Care Equipment & Supplies — 2.1%
16,200	Sirona Dental Systems, Inc. (a)	860,220
26,300	Thoratec Corp. (a)	863,166

		1,723,386

	Health Care Providers & Services — 6.8%
34,400	Brookdale Senior Living, Inc. (a)	834,200
33,300	Coventry Health Care, Inc. (a)	1,214,451
13,290	DaVita, Inc. (a)	1,151,047
15,610	Humana, Inc.	1,257,229

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust Mid Cap Growth Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Health Care Providers & Services — Continued
34,500	Lincare Holdings, Inc.	1,009,815

		5,466,742

	Health Care Technology — 0.9%
11,460	Cerner Corp. (a)	700,321

	Life Sciences Tools & Services — 3.1%
29,800	Agilent Technologies, Inc. (a)	1,523,078
17,595	Bruker Corp. (a)	358,234
8,720	Illumina, Inc. (a)	655,308

		2,536,620

	Pharmaceuticals — 1.8%
28,400	Valeant Pharmaceuticals
	International, Inc., (Canada) (c)	1,475,664

	Total Health Care	13,112,270

	Industrials — 17.0%
	Aerospace & Defense — 1.7%
11,300	Goodrich Corp.	1,079,150
2,800	TransDigm Group, Inc. (a)	255,332

		1,334,482

	Airlines — 0.8%
70,300	Delta Air Lines, Inc. (a)	644,651

	Commercial Services & Supplies — 1.1%
10,340	Stericycle, Inc. (a)	921,501

	Electrical Equipment — 2.1%
14,800	Hubbell, Inc., Class B	961,260
8,610	Roper Industries, Inc.	717,213

		1,678,473

	Industrial Conglomerates — 1.5%
24,600	Carlisle Cos., Inc.	1,211,058

	Machinery — 4.6%
14,000	AGCO Corp. (a)	691,040
11,800	Cummins, Inc.	1,221,182
9,200	Parker Hannifin Corp.	825,608
14,997	Wabtec Corp.	985,603

		3,723,433

	Professional Services — 1.0%
9,400	IHS, Inc., Class A (a)	784,148

	Road & Rail — 1.7%
32,700	Avis Budget Group, Inc. (a)	558,843
17,500	J.B. Hunt Transport Services, Inc.	824,075

		1,382,918

SHARES	SECURITY DESCRIPTION	VALUE($)

	Trading Companies & Distributors — 2.5%
22,700	Air Lease Corp. (a) (c)	551,383
9,800	W.W. Grainger, Inc.	1,505,770

		2,057,153

	Total Industrials	13,737,817

	Information Technology — 24.6%
	Communications Equipment — 4.0%
18,500	Aruba Networks, Inc. (a)	546,675
6,700	F5 Networks, Inc. (a)	738,675
37,700	JDS Uniphase Corp. (a)	628,082
13,500	Polycom, Inc. (a)	868,050
11,300	Riverbed Technology, Inc. (a)	447,367

		3,228,849

	Computers & Peripherals — 1.0%
15,200	NetApp, Inc. (a)	802,256

	Electronic Equipment, Instruments & Components — 2.5%
14,224	Amphenol Corp., Class A	767,953
35,300	TE Connectivity Ltd., (Switzerland)	1,297,628

		2,065,581

	Internet Software & Services — 1.4%
7,788	Equinix, Inc. (a)	786,744
3,700	LinkedIn Corp., Class A (a) (c)	333,333

		1,120,077

	IT Services — 3.5%
11,300	Alliance Data Systems Corp. (a) (c)	1,062,991
32,350	CGI Group, Inc., (Canada), Class A (a)	797,427
13,700	FleetCor Technologies, Inc. (a)	406,068
12,900	VeriFone Systems, Inc. (a)	572,115

		2,838,601

	Office Electronics — 0.9%
16,600	Zebra Technologies Corp., Class A (a)	700,022

	Semiconductors & Semiconductor Equipment — 4.1%
19,800	Avago Technologies Ltd., (Singapore)	752,400
37,400	Freescale Semiconductor Holdings I Ltd. (a) (c)	687,786
22,100	Microchip Technology, Inc. (c)	837,811
28,000	Xilinx, Inc.	1,021,160

		3,299,157

	Software — 7.2%
23,000	Adobe Systems, Inc. (a)	723,350
19,000	Autodesk, Inc. (a)	733,400
11,500	Citrix Systems, Inc. (a)	920,000

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	JUNE 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Software — Continued
9,700	Concur Technologies, Inc. (a)	485,679
16,400	MICROS Systems, Inc. (a)	815,244
28,800	Nuance Communications, Inc. (a)	618,336
16,500	Red Hat, Inc. (a)	757,350
5,400	Salesforce.com, Inc. (a)	804,492

		5,857,851

	Total Information Technology	19,912,394

	Materials — 3.6%
	Chemicals — 2.6%
11,400	FMC Corp.	980,628
13,700	Sherwin-Williams Co. (The)	1,149,019

		2,129,647

	Containers & Packaging — 1.0%
12,200	Greif, Inc., Class A	793,366

	Total Materials	2,923,013

	Total Common Stocks (Cost $63,856,918)	79,085,981

Short-Term Investment — 2.2%
	Investment Company — 2.2%
1,760,583	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m) (Cost $1,760,583)	1,760,583

SHARES	SECURITY DESCRIPTION	VALUE($)

Investments of Cash Collateral for Securities on Loan — 6.1%
	Investment Company — 6.1%
4,963,875	JPMorgan Prime Money Market Fund, Capital Shares, 0.080% (b) (l) (Cost $4,963,875)	4,963,875

	Total Investments — 106.1% (Cost $70,581,376)	85,810,439
	Liabilities in Excess of Other Assets — (6.1)%	(4,963,966)

	NET ASSETS — 100.0%	$80,846,473

Percentages indicated are based on net assets.

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	— Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.
(l)	— The rate shown is the current yield as of June 30, 2011.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	JPMORGAN INSURANCE TRUST	7

STATEMENT OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2011 (Unaudited)

Mid Cap Growth Portfolio
ASSETS:
Investments in non-affiliates, at value	$79,085,981
Investments in affiliates, at value	6,724,458

Total investment securities, at value	85,810,439
Receivables:
Investment securities sold	222,171
Portfolio shares sold	11,022
Interest and dividends	39,224
Securities lending income	3,934

Total Assets	86,086,790

LIABILITIES:
Payables:
Investment securities purchased	91,519
Collateral for securities lending program	4,963,875
Portfolio shares redeemed	35,875
Accrued liabilities:
Investment advisory fees	40,490
Administration fees	5,909
Distribution fees	4
Custodian and accounting fees	21,920
Trustees’ and Chief Compliance Officer’s fees	657
Other	80,068

Total Liabilities	5,240,317

Net Assets	$80,846,473

NET ASSETS:
Paid in capital	$66,691,460
Accumulated undistributed (distributions in excess of) net investment income	(88,015)
Accumulated net realized gains (losses)	(986,035)
Net unrealized appreciation (depreciation)	15,229,063

Total Net Assets	$80,846,473

Net Assets:
Class 1	$80,825,921
Class 2	20,552

Total	$80,846,473

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class 1	4,402,435
Class 2	1,135

Net asset value, offering and redemption price per share:
Class 1	$18.36
Class 2	18.11

Cost of investments in non-affiliates	$63,856,918
Cost of investments in affiliates	6,724,458
Value of securities on loan	4,892,255

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	JUNE 30, 2011

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2011 (Unaudited)

Mid Cap Growth Portfolio
INVESTMENT INCOME:
Dividend income from non-affiliates	$272,019
Dividend income from affiliates	603
Income from securities lending (net)	7,615

Total investment income	280,237

EXPENSES:
Investment advisory fees	263,808
Administration fees	35,983
Distribution fees:
Class 2	25
Custodian and accounting fees	12,091
Interest expense to affiliates	42
Professional fees	21,401
Trustees’ and Chief Compliance Officer’s fees	406
Printing and mailing costs	21,881
Transfer agent fees	11,770
Other	6,790

Total expenses	374,197

Less amounts waived	(9,839)

Net expenses	364,358

Net investment income (loss)	(84,121)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	10,298,623
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(3,489,322)

Change in net unrealized appreciation (depreciation)	(3,489,322)

Net realized/unrealized gains (losses)	6,809,301

Change in net assets resulting from operations	$6,725,180

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	JPMORGAN INSURANCE TRUST	9

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Mid Cap Growth Portfolio
	Six Months Ended 6/30/2011 (Unaudited)	Year Ended 12/31/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(84,121)	$(80,543)
Net realized gain (loss)	10,298,623	11,855,953
Change in net unrealized appreciation (depreciation)	(3,489,322)	6,165,514

Change in net assets resulting from operations	6,725,180	17,940,924

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(6,518,025)	(18,299,561)

NET ASSETS:
Change in net assets	207,155	(358,637)
Beginning of period	80,639,318	80,997,955

End of period	$80,846,473	$80,639,318

Accumulated undistributed (distributions in excess of) net investment income	$(88,015)	$(3,894)

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$2,296,891	$4,191,356
Cost of shares redeemed	(8,814,916)	(22,490,917)

Change in net assets from Class 1 capital transactions	$(6,518,025)	$(18,299,561)

Total change in net assets from capital transactions	$(6,518,025)	$(18,299,561)

SHARE TRANSACTIONS:
Class 1
Issued	129,364	299,441
Redeemed	(493,509)	(1,548,620)

Change in Class 1 Shares	(364,145)	(1,249,179)

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	JUNE 30, 2011

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2011	JPMORGAN INSURANCE TRUST	11

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net realized gain
Mid Cap Growth Portfolio
Class 1
Six Months Ended June 30, 2011 (Unaudited)	$16.91	$(0.02	)(e)	$1.47		$1.45	$—
Year Ended December 31, 2010	13.46	(0.02)		3.47		3.45	—
Year Ended December 31, 2009	9.41	(0.02)		4.07	(f)	4.05	—
Year Ended December 31, 2008	20.69	(0.05)		(7.84)		(7.89)	(3.39)
Year Ended December 31, 2007	21.26	(0.09)		3.25		3.16	(3.73)
Year Ended December 31, 2006	19.63	(0.02)		2.25		2.23	(0.60)

Class 2
Six Months Ended June 30, 2011 (Unaudited)	16.71	(0.04	)(e)	1.44		1.40	—
Year Ended December 31, 2010	13.33	(0.04)		3.42		3.38	—
Year Ended December 31, 2009	9.34	(0.03)		4.02	(f)	3.99	—
Year Ended December 31, 2008	20.62	(0.06)		(7.83)		(7.89)	(3.39)
Year Ended December 31, 2007	21.24	(0.13)		3.24		3.11	(3.73)
August 16, 2006 (g) through December 31, 2006	19.71	(0.05)		1.58		1.53	—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Includes gains resulting from litigation payments on securities owned in a prior year. Without these gains, the net realized and unrealized gains (losses) on investments per share would have been $4.06 and $4.01 and the total return would have been 42.93% and 42.61% for Class 1 and Class 2 Shares, respectively.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	JUNE 30, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$18.36	8.57%	$80,826	0.90%	(0.21)%	0.92%	39%
16.91	25.63	80,620	0.90	(0.10)	0.97	76
13.46	43.04 (f)	80,983	0.90	(0.14)	1.03	85
9.41	(43.78)	66,522	0.90	(0.31)	0.91	95
20.69	17 .24	150,279	0.89	(0.42)	0.89	107
21.26	11 .39	164,955	0.91	(0.07)	0.92	115

18.11	8 .38	21	1.15	(0.46)	1.17	39
16.71	25 .36	19	1.15	(0.34)	1.22	76
13.33	42.72 (f)	15	1.15	(0.40)	1.28	85
9.34	(43.96)	11	1.15	(0.56)	1.16	95
20.62	16 .98	19	1.14	(0.67)	1.14	107
21.24	7 .76	16	1.15	(0.60)	1.19	115

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	JPMORGAN INSURANCE TRUST	13

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2011 (Unaudited)

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company established as a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Mid Cap Growth Portfolio	Class 1 and Class 2	Diversified

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and service fees, and each class has exclusive voting rights with respect to its distribution plan or administrative services plan.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Portfolio may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Portfolio to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Under these procedures, the Portfolio primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Portfolio applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Portfolio’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Portfolio calculates its net asset values.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

14	JPMORGAN INSURANCE TRUST	JUNE 30, 2011

The following table represents each valuation input by sector as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities #	$85,810,439	$—	$—	$85,810,439

#	Portfolio holdings designated as Level 1 are disclosed individually in the SOI. Please refer to the SOI for industry specifics of portfolio holdings.

There were no transfers between Levels 1 and 2 during the six months ended June 30, 2011.

B. Securities Lending — The Portfolio may lend securities to brokers approved by J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) in order to generate additional income. Goldman Sachs Bank USA (“GS Bank”) serves as lending agent to the Portfolio pursuant to a Securities Lending Agreement (the “GS Bank Securities Lending Agreement”). Prior to March 1, 2011, JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Portfolio, served as lending agent for the Portfolio pursuant to a Securities Lending Agreement (the “JPMCB Securities Lending Agreement”). Securities loaned are collateralized by cash, which is invested in Capital Shares of the JPMorgan Prime Money Market Fund. Upon termination of a loan, the Portfolio is required to return to the borrower the posted cash collateral. Loans are subject to termination by the Portfolio or the borrower at any time.

Securities lending income is comprised of income earned on cash collateral investments (“Collateral Investments”), net of a rebate received from or paid to borrowers for use of cash collateral and lending agent fees. This amount is recorded as Income from securities lending (net) on the Statement of Operations. The Portfolio also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statement of Operations. For the six months ended June 30, 2011 the Portfolio earned $560 from the investment of cash collateral, prior to rebates or fees, from an investment in an affiliated fund as described below.

Under the GS Bank Securities Lending Agreement, at the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. securities plus accrued interest. The GS Bank Securities Lending Agreement requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 102% of the value of loaned securities. Under the JPMCB Securities Lending Agreement, at the inception of a loan, securities were exchanged for cash collateral equal to at least 102% of the value of loaned U.S. dollar-denominated securities, plus accrued interest, and 105% of the value of loaned non-dollar-denominated securities, plus accrued interest. The JPMCB Securities Lending Agreement required that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 102% and 105% of the value of loaned U.S. dollar denominated and non-dollar denominated securities, respectively, subject to certain de minimis guidelines.

The value of the cash collateral received is recorded as a liability on the Statement of Assets and Liabilities and details of Collateral Investments are disclosed in the SOI. At June 30, 2011, the value of outstanding securities on loan and the value of Collateral Investments were as follows:

Value of Securities on Loan	Cash Collateral Posted by Borrower	Total Value of Collateral Investments
$4,892,255	$4,963,875	$4,963,875

The Portfolio bears the risk of loss associated with the Collateral Investments and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the Collateral Investments declines below the amount owed to a borrower, the Portfolio may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Portfolio may use leverage (borrow money) to repay the borrower for cash collateral posted if the Advisor does not believe that it is prudent to sell the Collateral Investments to fund the payment of this liability.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, JPMCB and GS Bank have agreed to indemnify the Portfolio under their respective agreements from losses resulting from a borrower’s failure to return a loaned security, as applicable.

The Advisor waived fees associated with the Portfolio’s investment in JPMorgan Prime Money Market Fund in the amount of $511. This amount offsets the administration fees and shareholder servicing fees incurred by JPMorgan Prime Money Market Fund related to the Portfolio’s investment in such fund. A portion of the waiver is voluntary.

Under the JPMCB Securities Lending Agreement, JPMCB was entitled to a fee paid monthly in arrears equal to: (i) 0.03% of the average dollar value of the loans of U.S. dollar-denominated securities outstanding during a given month; and (ii) 0.09% of the average dollar value of loans of non-dollar denominated securities outstanding during a given month.

The Portfolio incurred lending agent fees to JPMCB in the amount of $44 for the six months ended June 30, 2011.

JUNE 30, 2011	JPMORGAN INSURANCE TRUST	15

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2011 (Unaudited) (continued)

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

D. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a portfolio are charged directly to that portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. Each class of shares bears its pro-rata portion of expenses attributable to the Portfolio, except that each class separately bears expenses related specifically to that class, such as distribution fees.

E. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Portfolio’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

F. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid at least annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMIM acts as the investment advisor to the Portfolio. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIM supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual fee rate of 0.65%.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended June 30, 2011, the annualized effective rate was 0.09% of the Portfolio’s average daily net assets.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to the Distributor, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations. Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

16	JPMORGAN INSURANCE TRUST	JUNE 30, 2011

E. Waivers and Reimbursements — The Advisor and Distributor have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Portfolio’s average daily net assets as shown in the table below:

Class 1	Class 2
0.90%	1.15%

The contractual expense limitation agreements were in effect for the six months ended June 30, 2011. The expense limitation percentages in the table above are in place until at least April 30, 2012.

For the six months ended June 30, 2011, the Advisor contractually waived fees for the Portfolio in the amount of $8,856. The Advisor does not expect the Portfolio to repay any such waived fees in future years.

Additionally, the Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and the Distributor waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in the money market funds for the six months ended June 30, 2011 (excluding the waiver disclosed in Note 2.B. regarding cash collateral for securities lending invested in the JPMorgan Prime Money Market Fund) was $983.

F. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles. The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended June 30, 2011, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party broker/dealers. For the six months ended June 30, 2011, the Portfolio did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the six months ended June 30, 2011, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$31,721,898	$38,630,960

During the six months ended June 30, 2011, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2011, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$70,581,376	$15,939,444	$710,381	$15,229,063

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (“the Act”), net capital losses recognized by the Portfolio after December 31, 2010, may get carried forward indefinitely, and retain their character as short-term and/or long term losses. Prior to this Act, pre-enactment net capital losses incurred by the Portfolio were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses are used before pre-enactment net capital losses.

JUNE 30, 2011	JPMORGAN INSURANCE TRUST	17

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2011 (Unaudited) (continued)

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 15, 2011.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility at June 30, 2011, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

18	JPMORGAN INSURANCE TRUST	JUNE 30, 2011

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees (for Class 2 Shares) and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, January 1, 2011, and continued to hold your shares at the end of the reporting period, June 30, 2011.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2011	Ending Account Value, June 30, 2011	Expenses Paid During January 1, 2011 to June 30, 2011*	Annualized Expense Ratio
Class 1
Actual	$1,000.00	$1,085.70	$4.65	0.90%
Hypothetical	1,000.00	1,020.33	4.51	0.90
Class 2
Actual	1,000.00	1,083.80	5.94	1.15
Hypothetical	1,000.00	1,019.09	5.76	1.15

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

JUNE 30, 2011	JPMORGAN INSURANCE TRUST	19

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2011. All rights reserved. June 2011.	SAN-JPMITMCGP-611

Semi-Annual Report

JPMorgan Insurance Trust

June 30, 2011 (Unaudited)

JPMorgan Insurance Trust Mid Cap Value Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE This material must be preceded or accompanied by a current prospectus.

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered through qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio including management fees and other expenses. Please read it carefully before investing.

CEO’s Letter

AUGUST 8, 2011 (Unaudited)

Dear Shareholder:

The year began on a relatively optimistic note for investors, but the tone changed significantly in May, as concerns mounted over rising oil prices, the European sovereign debt crisis and weak U.S. economic data. In response to this, investors moved away from risk assets, and into the safety of U.S. Treasuries.

“Earlier this year, we reminded investors about the likelihood of setbacks on the road out of the economic doldrums. Meanwhile, the tragic earthquake in Japan and political unrest in the Middle East are examples of how sensitive the markets and economy can be to geopolitical shocks and other global crises.”

As we enter the second half of 2011, concerns about softening U.S. economic data persist. While we are encouraged that corporate earnings and profits have continued to grow consistently, spending levels in many areas of the economy remain critically low, which has resulted in tight inventories and pent-up consumer demand. Meanwhile, investors still lack confidence in the ability of the European government to combat the region’s debt crisis. Concerns about the credit downgrade of U.S.-issued debt exacerbated this negative sentiment among investors and helped trigger the recent downturn, as August 8, 2011 saw each of the three major U.S. stock indices experience their worst one-day performance since December 1, 2008. The current slowdown in growth should not be viewed as a surprise. Earlier this year, we reminded investors about the likelihood of setbacks on the road out of the economic doldrums. Meanwhile, the tragic earthquake in Japan and political unrest in the Middle East are examples of how sensitive the markets and economy can be to geopolitical shocks and other global crises.

Despite volatility, stocks move higher

Despite periods of elevated volatility, most stock markets posted strong gains. As of the end of the six-month reporting period ended June 30, 2011, the S&P500 Index had risen 6.0% to a level of 1,321.

Mid cap growth stocks led all style categories for the six-month reporting period, with the Russell Midcap Growth Index returning 9.6%. For the same period, the Russell 2000 Growth Index returned 8.6%, compared to 6.8% for the Russell 1000 Growth Index. In the value category, the Russell Midcap Value Index returned 6.7%, outperforming both the Russell 2000 Value Index and Russell 1000 Value index, which returned 3.8% and 5.9%, respectively.

U.S. Treasury yields drop in response to softer economic growth

In the U.S. bond markets, yields were volatile, but generally moved lower over the past six months as economic expectations softened. The yield on the 10-year U.S. Treasury bond declined slightly from 3.3% to 3.2% as of the end of the six-month reporting period ended June 30, 2011, while yields on the 2-year U.S. Treasury bond declined from 0.6% to 0.5% as of the end of the same period.

Is the economic soft patch temporary?

As we enter the second half of 2011, the markets have clearly entered a period of uncertainty. Stocks have been volatile in response to weaker economic growth, as well as concerns over the European sovereign debt crisis, the credit downgrade of U.S.-issued debt, policy tightening in China, and the conclusion of the second round of quantitative easing (QE2) in the U.S. Given these events, it’s not surprising that investors remain largely risk averse, and less than confident about prospects for future growth.

Despite the slowdown and uncertain political environment, however, we do believe that some aspects of our markets and economy — including strong corporate balance sheets and valuations — present potential opportunities for investors. As always, we advise investors to be mindful of continued volatility and other unexpected risks by maintaining a diversified and balanced approach to investing.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Investment Management Americas

J.P. Morgan Asset Management

JUNE 30, 2011	JPMORGAN INSURANCE TRUST	1

JPMorgan Insurance Trust Mid Cap Value Portfolio

PORTFOLIO COMMENTARY

SIX MONTHS ENDED JUNE 30, 2011 (Unaudited)

Reporting Period Return:
Portfolio (Class 1 Shares)*	7.08%
Russell Midcap Value Index	6.69%

Net Assets as of 6/30/2011	$258,686,907

INVESTMENT OBJECTIVE**

The JPMorgan Insurance Trust Mid Cap Value Portfolio (the “Portfolio”) seeks capital appreciation with the secondary goal of achieving current income by investing primarily in equity securities.

HOW DID THE MARKET PERFORM?

Despite concerns about economic contagion from Europe’s debt crisis, political unrest in the Middle East and the tragic earthquake and subsequent tsunami in Japan, U.S. stocks advanced during the reporting period, as the S&P 500 Index gained 6.02% for the six months ended June 30, 2011. Strong corporate earnings and robust merger-and-acquisition activity encouraged investors and helped support U.S. stock prices during the reporting period. Mid-cap U.S. stocks outperformed small- and large-cap U.S. stocks, as the Russell Midcap Index gained 8.08% versus the 6.21% return for the Russell 2000 Index, an index of small cap U.S. stocks, and the 6.37% return for the Russell 1000 Index, which measures the performance of large-cap U.S. stocks. U.S. mid-cap value stocks, as measured by the Russell Midcap Value Index (the “Benchmark”) returned 6.69%.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio (Class 1 Shares) outperformed the Benchmark for the six months ended June 30, 2011. The Portfolio’s stock selection in the materials and energy sectors contributed to relative performance, while the Portfolio’s stock selection in the financials and health care sectors detracted from relative performance.

Individual contributors to relative performance included the Portfolio’s positions in Oneok, Inc. and Williams Cos. Shares of diversified natural gas company Oneok, Inc. benefited from the company’s interest in Oneok Partners, a master limited partnership that reported strong first-quarter results. Shares of Williams Cos., an integrated energy company, rose as investors reacted positively to the announcement that it would separate into two distinct publicly traded companies.

Individual detractors from the Portfolio’s relative performance included the Portfolio’s overweight position in Gap, Inc. and the Portfolio’s underweight position in Discover Financial Services. Shares of Gap, Inc. declined after the company lowered its forecast for full-year earnings, citing its exposure to increasing input costs. Shares of consumer financial services company Discover Financial Services increased due to consistent improvements in credit card delinquencies.

HOW WAS THE PORTFOLIO POSITIONED?

The portfolio managers utilized a bottom-up approach to stock selection and sought to identify durable franchises possessing the ability to generate sustainable levels of free cash flow. The portfolio managers believed that these types of companies should perform relatively well in what they view as a slow but sustainable economic recovery in the United States. The Portfolio’s largest overweight continued to be in the consumer discretionary sector. The portfolio managers sought to own retailers with strong brands and business models that produce recurring revenue, believing that these factors, coupled with lower levels of capital spending, should contribute to their sustainable generation of free cash flow.

2	JPMORGAN INSURANCE TRUST	JUNE 30, 2011

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Republic Services, Inc.	2.1%
2.	Energen Corp.	2.0
3.	Loews Corp.	1.9
4.	Fortune Brands, Inc.	1.7
5.	Oneok, Inc.	1.7
6.	CMS Energy Corp.	1.7
7.	Bed Bath & Beyond, Inc.	1.6
8.	Ball Corp.	1.6
9.	TE Connectivity Ltd., (Switzerland)	1.6
10.	Devon Energy Corp.	1.5

PORTFOLIO COMPOSITION BY SECTOR***
Financials	23.6%
Consumer Discretionary	19.7
Utilities	10.3
Industrials	9.1
Energy	7.9
Materials	7.4
Health Care	6.2
Consumer Staples	6.1
Information Technology	5.9
Telecommunication Services	1.9
Short-Term Investment	1.9

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of June 30, 2011. The Portfolio’s composition is subject to change.

JUNE 30, 2011	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust Mid Cap Value Portfolio

PORTFOLIO COMMENTARY

SIX MONTHS ENDED JUNE 30, 2011 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2011

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS 1 SHARES	9/28/01	7.08%	32.63%	4.75%	10.18%

*	Not annualized.

LIFE OF PORTFOLIO PERFORMANCE (9/28/01 TO 6/30/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Inception date for JPMorgan Insurance Trust Mid Cap Value Portfolio is September 28, 2001, which is the inception date of JPMorgan Mid Cap Value Portfolio (“Predecessor Portfolio”). JPMorgan Insurance Trust Mid Cap Value Portfolio acquired all of the assets and liabilities of the Predecessor Portfolio in a reorganization on April 24, 2009. The Predecessor Portfolio’s performance and financial history have been adopted by the JPMorgan Insurance Trust Mid Cap Value Portfolio and have been used since the reorganization. As a result, the performance prior to April 25, 2009 is the performance of the Predecessor Portfolio.

The graph illustrates comparative performance for $10,000 invested in the Class 1 Shares of the JPMorgan Insurance Trust Mid Cap Value Portfolio, the Russell Midcap Value Index and the Lipper Variable Underlying Funds Mid-Cap Value Funds Index from September 28, 2001 to June 30, 2011. The performance of the indices reflects an initial investment as of the end of the month following the Portfolio’s inception. The performance of the Portfolio assumes reinvestment of all dividends and capital gains, if any. The performance of the

Russell Midcap Value Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Variable Underlying Funds Mid-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to expenses charged by the Portfolio. The Russell Midcap Value Index is an unmanaged index which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Variable Underlying Funds Mid-Cap Value Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	JPMORGAN INSURANCE TRUST	JUNE 30, 2011

JPMorgan Insurance Trust Mid Cap Value Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 98.0%
	Consumer Discretionary — 19.6%
	Distributors — 1.0%
47,540	Genuine Parts Co.	2,586,176

	Hotels, Restaurants & Leisure — 3.1%
54,741	Darden Restaurants, Inc.	2,723,912
51,086	Marriott International, Inc., Class A	1,813,042
45,900	Royal Caribbean Cruises Ltd. (a)	1,727,676
31,700	Yum! Brands, Inc.	1,751,108

		8,015,738

	Household Durables — 2.7%
70,240	Fortune Brands, Inc.	4,479,205
47,587	Jarden Corp.	1,642,227
14,500	Mohawk Industries, Inc. (a)	869,855

		6,991,287

	Internet & Catalog Retail — 0.8%
69,800	Expedia, Inc.	2,023,502

	Media — 4.9%
80,920	Cablevision Systems Corp., Class A	2,930,113
102,000	CBS Corp., Class B	2,905,980
84,004	Clear Channel Outdoor Holdings, Inc., Class A (a)	1,066,851
63,400	DISH Network Corp., Class A (a)	1,944,478
144,200	Gannett Co., Inc.	2,064,944
26,140	Omnicom Group, Inc.	1,258,903
1,460	Washington Post Co. (The), Class B	611,667

		12,782,936

	Multiline Retail — 0.7%
37,900	Kohl’s Corp.	1,895,379

	Specialty Retail — 5.7%
8,450	AutoZone, Inc. (a)	2,491,483
72,570	Bed Bath & Beyond, Inc. (a)	4,235,911
144,790	Gap, Inc. (The)	2,620,699
27,340	Tiffany & Co.	2,146,737
61,450	TJX Cos., Inc.	3,227,968

		14,722,798

	Textiles, Apparel & Luxury Goods — 0.7%
27,300	Phillips-Van Heusen Corp.	1,787,331

	Total Consumer Discretionary	50,805,147

	Consumer Staples — 6.1%
	Beverages — 1.3%
22,082	Brown-Forman Corp., Class B	1,649,305
40,000	Dr. Pepper Snapple Group, Inc.	1,677,200

		3,326,505

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food & Staples Retailing — 1.0%
112,970	Safeway, Inc.	2,640,109

	Food Products — 3.0%
21,100	Hershey Co. (The)	1,199,535
45,130	JM Smucker Co. (The)	3,449,737
35,200	Ralcorp Holdings, Inc. (a)	3,047,616

		7,696,888

	Household Products — 0.8%
27,500	Energizer Holdings, Inc. (a)	1,989,900

	Total Consumer Staples	15,653,402

	Energy — 7.9%
	Oil, Gas & Consumable Fuels — 7.9%
42,640	CVR Energy, Inc. (a)	1,049,797
49,214	Devon Energy Corp.	3,878,555
89,290	Energen Corp.	5,044,885
35,210	EQT Corp.	1,849,229
15,399	Kinder Morgan Management LLC (a)	1,010,020
37,000	Newfield Exploration Co. (a)	2,516,740
45,470	Teekay Corp., (Canada)	1,404,114
118,880	Williams Cos., Inc. (The)	3,596,120

	Total Energy	20,349,460

	Financials — 23.6%
	Capital Markets — 3.6%
58,800	Ameriprise Financial, Inc.	3,391,584
98,300	Invesco Ltd.	2,300,220
26,830	Northern Trust Corp.	1,233,107
38,640	T. Rowe Price Group, Inc.	2,331,537

		9,256,448

	Commercial Banks — 5.8%
30,100	BancorpSouth, Inc.	373,541
36,600	BB&T Corp.	982,344
38,370	City National Corp.	2,081,573
29,340	Cullen/Frost Bankers, Inc.	1,667,979
189,800	Fifth Third Bancorp	2,419,950
108,000	Huntington Bancshares, Inc.	708,480
38,470	M&T Bank Corp.	3,383,436
76,300	SunTrust Banks, Inc.	1,968,540
62,900	Zions Bancorp	1,510,229

		15,096,072

	Insurance — 9.8%
43,100	AON Corp.	2,211,030
38,700	Arch Capital Group Ltd., (Bermuda) (a)	1,235,304
45,539	Cincinnati Financial Corp.	1,328,828
115,980	Loews Corp.	4,881,598
182,674	Old Republic International Corp.	2,146,420

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust Mid Cap Value Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Insurance — Continued
85,882	OneBeacon Insurance Group Ltd., Class A	1,149,960
52,650	Principal Financial Group, Inc.	1,601,613
17,700	Torchmark Corp.	1,135,278
74,500	Transatlantic Holdings, Inc.	3,651,245
104,710	W.R. Berkley Corp.	3,396,792
112,400	XL Group plc, (Ireland)	2,470,552

		25,208,620

	Real Estate Investment Trusts (REITs) — 2.6%
46,000	HCP, Inc.	1,687,740
27,372	Kimco Realty Corp.	510,214
51,020	Regency Centers Corp.	2,243,350
25,044	Vornado Realty Trust	2,333,600

		6,774,904

	Real Estate Management & Development — 0.7%
94,180	Brookfield Office Properties, Inc.	1,815,791

	Thrifts & Mortgage Finance — 1.1%
67,700	Capitol Federal Financial, Inc.	796,152
160,480	People’s United Financial, Inc.	2,156,851

		2,953,003

	Total Financials	61,104,838

	Health Care — 6.2%
	Health Care Equipment & Supplies — 1.1%
32,460	Becton, Dickinson & Co.	2,797,078

	Health Care Providers & Services — 5.1%
54,400	AmerisourceBergen Corp.	2,252,160
56,750	Coventry Health Care, Inc. (a)	2,069,673
42,500	HCA Holdings, Inc. (a)	1,402,500
33,300	Humana, Inc.	2,681,982
128,975	Lincare Holdings, Inc.	3,775,098
49,500	VCA Antech, Inc. (a)	1,049,400

		13,230,813

	Total Health Care	16,027,891

	Industrials — 9.1%
	Aerospace & Defense — 1.5%
31,280	Alliant Techsystems, Inc.	2,231,202
20,200	L-3 Communications Holdings, Inc.	1,766,490

		3,997,692

	Commercial Services & Supplies — 2.1%
179,430	Republic Services, Inc.	5,535,415

	Electrical Equipment — 3.3%
61,500	AMETEK, Inc.	2,761,350
40,940	Cooper Industries plc	2,442,890

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electrical Equipment — Continued
36,800	Regal-Beloit Corp.	2,457,136
10,800	Roper Industries, Inc.	899,640

		8,561,016

	Industrial Conglomerates — 1.0%
50,940	Carlisle Cos., Inc.	2,507,776

	Machinery — 1.2%
47,700	Snap-On, Inc.	2,980,296

	Total Industrials	23,582,195

	Information Technology — 5.9%
	Electronic Equipment, Instruments & Components — 3.2%
42,440	Amphenol Corp., Class A	2,291,335
49,310	Arrow Electronics, Inc. (a)	2,046,365
110,480	TE Connectivity Ltd., (Switzerland)	4,061,245

		8,398,945

	IT Services — 1.0%
86,290	Jack Henry & Associates, Inc.	2,589,563

	Semiconductors & Semiconductor Equipment — 0.7%
48,100	Analog Devices, Inc.	1,882,634

	Software — 1.0%
97,400	Synopsys, Inc. (a)	2,504,154

	Total Information Technology	15,375,296

	Materials — 7.4%
	Chemicals — 4.2%
31,300	Airgas, Inc.	2,192,252
38,646	Albemarle Corp.	2,674,303
35,030	Sherwin-Williams Co. (The)	2,937,966
39,850	Sigma-Aldrich Corp.	2,924,193

		10,728,714

	Containers & Packaging — 3.2%
106,560	Ball Corp.	4,098,298
32,000	Rock-Tenn Co., Class A	2,122,880
51,490	Silgan Holdings, Inc.	2,109,545

		8,330,723

	Total Materials	19,059,437

	Telecommunication Services — 1.9%
	Diversified Telecommunication Services — 1.1%
72,190	CenturyLink, Inc.	2,918,642

	Wireless Telecommunication Services — 0.8%
78,090	Telephone & Data Systems, Inc.	2,102,963

	Total Telecommunication Services	5,021,605

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	JUNE 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Utilities — 10.3%
	Electric Utilities — 2.3%
39,600	Northeast Utilities	1,392,732
91,100	NV Energy, Inc.	1,398,385
119,120	Westar Energy, Inc.	3,205,519

		5,996,636

	Gas Utilities — 1.8%
60,320	Oneok, Inc.	4,464,283

	Multi-Utilities — 6.2%
217,040	CMS Energy Corp.	4,273,518
60,500	NSTAR	2,781,790
41,000	Sempra Energy	2,168,080
102,800	Wisconsin Energy Corp.	3,222,780
148,280	Xcel Energy, Inc.	3,603,204

		16,049,372

	Total Utilities	26,510,291

	Total Common Stocks (Cost $186,867,367)	253,489,562

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 1.9%
	Investment Company — 1.9%
4,993,374	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m) (Cost $4,993,374)	4,993,374

	Total Investments — 99.9% (Cost $191,860,741)	258,482,936
	Other Assets in Excess of Liabilities — 0.1%	203,971

	NET ASSETS — 100.0%	$258,686,907

Percentages indicated are based on net assets.

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(l)	— The rate shown is the current yield as of June 30, 2011.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	JPMORGAN INSURANCE TRUST	7

STATEMENT OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2011 (Unaudited)

Mid Cap Value Portfolio
ASSETS:
Investments in non-affiliates, at value	$253,489,562
Investments in affiliates, at value	4,993,374

Total investment securities, at value	258,482,936
Receivables:
Investment securities sold	1,013,757
Portfolio shares sold	107,610
Interest and dividends	308,847
Securities lending income	1,425
Due from Affiliate (See Note 3)	1,783

Total Assets	259,916,358

LIABILITIES:
Payables:
Investment securities purchased	770,792
Portfolio shares redeemed	234,042
Accrued liabilities:
Investment advisory fees	134,672
Administration fees	18,058
Custodian and accounting fees	13,726
Trustees’ and Chief Compliance Officer’s fees	2,965
Other	55,196

Total Liabilities	1,229,451

Net Assets	$258,686,907

NET ASSETS:
Paid in capital	$219,011,466
Accumulated undistributed net investment income	1,369,016
Accumulated net realized gains (losses)	(28,315,770)
Net unrealized appreciation (depreciation)	66,622,195

Total Net Assets	$258,686,907

Outstanding units of beneficial interest (shares)
(unlimited amount authorized, no par value):	35,978,920

Net asset value, offering and redemption price per share	$7.19

Cost of investments in non-affiliates	$186,867,367
Cost of investments in affiliates	4,993,374

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	JUNE 30, 2011

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2011 (Unaudited)

	Mid Cap Value Portfolio
INVESTMENT INCOME:
Dividend income from non-affiliates	$2,396,421
Dividend income from affiliates	2,689
Income from securities lending (net)	11,446

Total investment income	2,410,556

EXPENSES:
Investment advisory fees	839,256
Administration fees	114,466
Custodian and accounting fees	13,131
Professional fees	23,436
Trustees’ and Chief Compliance Officer’s fees	956
Printing and mailing costs	29,049
Transfer agent fees	3,228
Other	21,110

Total expenses	1,044,632

Less amounts waived	(5,678)
Less earnings credits	—	(a)

Net expenses	1,038,954

Net investment income (loss)	1,371,602

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	12,550,125
Payment by affiliate (See Note 3)	1,783

Net realized gain (loss)	12,551,908

Change in net unrealized appreciation (depreciation) of investments in non-affiliates	3,847,282

Net realized/unrealized gains (losses)	16,399,190

Change in net assets resulting from operations	$17,770,792

(a)	Amount rounds to less than $1.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	JPMORGAN INSURANCE TRUST	9

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Mid Cap Value Portfolio
	Six Months Ended 6/30/2011 (Unaudited)	Year Ended 12/31/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,371,602	$3,247,814
Net realized gain (loss)	12,551,908	8,333,230
Change in net unrealized appreciation (depreciation)	3,847,282	39,389,501

Change in net assets resulting from operations	17,770,792	50,970,545

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(3,246,299)	(2,838,071)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	14,225,714	29,153,831
Dividends and distributions reinvested	3,246,299	2,838,071
Cost of shares redeemed	(30,621,778)	(61,245,626)

Total change in net assets from capital transactions	$(13,149,765)	$(29,253,724)

NET ASSETS:
Change in net assets	1,374,728	18,878,750
Beginning of period	257,312,179	238,433,429

End of period	$258,686,907	$257,312,179

Accumulated undistributed net investment income	$1,369,016	$3,243,713

SHARE TRANSACTIONS:
Issued	2,011,530	4,888,486
Reinvested	460,468	454,819
Redeemed	(4,335,568)	(10,302,850)

Change in Shares	(1,863,570)	(4,959,545)

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	JUNE 30, 2011

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2011	JPMORGAN INSURANCE TRUST	11

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
Mid Cap Value Portfolio (e)
Six Months Ended June 30, 2011 (Unaudited)	$6.80	$0.04		$0.44	(f)	$0.48	$(0.09)	$—	$(0.09)
Year Ended December 31, 2010	5.57	0.09		1.21		1.30	(0.07)	—	(0.07)
Year Ended December 31, 2009*	4.52	0.09		1.08		1.17	(0.11)	(0.01)	(0.12)
Year Ended December 31, 2008*	7.33	0.08	(g)	(2.35)		(2.27)	(0.07)	(0.47)	(0.54)
Year Ended December 31, 2007*	7.54	0.07		0.13		0.20	(0.07)	(0.34)	(0.41)
Year Ended December 31, 2006*	6.65	0.07		1.03		1.10	(0.04)	(0.17)	(0.21)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Effective April 25, 2009, Diversified Mid Cap Value Portfolio was renamed Mid Cap Value Portfolio. Mid Cap Value Portfolio acquired all of the assets and liabilities of JPMorgan Mid Cap Value Portfolio (“Predecessor Portfolio”) in a reorganization on April 24, 2009. The Predecessor Portfolio’s performance and financial history have been adopted by Mid Cap Value Portfolio and have been used since the reorganization. As a result, the financial highlight information reflects that of the Predecessor Portfolio for the periods prior to its reorganization with Mid Cap Value Portfolio.
(f)	An affiliate of JPMorgan Chase & Co. will reimburse the Portfolio for losses incurred from an operational error. There was less than $0.01 and 0.01% impact on the net realized and unrealized gains (losses) on investments per share and the total return, respectively.
(g)	Calculated based upon average shares outstanding.
*	Reflects a 4.187:1 stock split that occurred on April 24, 2009. All per share amounts for all periods presented have been adjusted to reflect the stock split.

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	JUNE 30, 2011

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$7.19	7.08	%(f)	$258,687	0.80%	1.06%	0.81%	24%
6.80	23.45		257,312	0.81	1.36	0.82	32
5.57	26.68		238,433	0.88	1.93	1.02	39
4.52	(33.21)		181,966	1.00	1.31	1.25	41
7.33	2.45		312,274	1.00	0.92	1.25	48
7.54	16.84		298,608	1.00	0.99	1.25	45

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	JPMORGAN INSURANCE TRUST	13

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2011 (Unaudited)

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company established as a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Class Offered	Diversified/Non-Diversified
Mid Cap Value Portfolio	Class 1	Diversified

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

The Portfolio acquired all of the assets and liabilities of JPMorgan Mid Cap Value Portfolio, a series of J.P. Morgan Series Trust II (“Predecessor Portfolio”) in a reorganization on April 24, 2009. The Predecessor Portfolio’s performance and financial history have been adopted by the Portfolio. On April 24, 2009, prior to the reorganization, shareholders of the Predecessor Portfolio received 4.187 shares of the Predecessor Portfolio for every share held of the Predecessor Portfolio. All share and per share amounts for all periods presented have been adjusted to reflect the stock split.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Portfolio may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Portfolio to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Under these procedures, the Portfolio primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Portfolio applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Portfolio’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Portfolio calculates its net asset value.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

14	JPMORGAN INSURANCE TRUST	JUNE 30, 2011

The following table represents each valuation input by sector as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities #	$258,482,936	$—	$—	$258,482,936

#	Portfolio holdings designated as Level 1 are disclosed individually in the SOI. Please refer to the SOI for industry specifics of portfolio holdings.

There were no transfers between Levels 1 and 2 during the six months ended June 30, 2011.

B. Securities Lending — The Portfolio may lend securities to brokers approved by J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) in order to generate additional income. Goldman Sachs Bank USA (“GS Bank”) serves as lending agent for the Portfolio. Securities loaned are collateralized by cash, which is invested in Capital Shares of the JPMorgan Prime Money Market Fund. Upon termination of the loan, the Portfolio is required to return to the borrower the posted cash collateral. Loans are subject to termination by the Portfolio or the borrower at any time.

Securities lending income is comprised of income earned on cash collateral investments (“Collateral Investments”), net of a rebate received from or paid to borrowers for use of cash collateral and lending agent fees. This amount is recorded as Income from securities lending (net) on the Statement of Operations. The Portfolio also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statement of Operations. For the six months ended June 30, 2011, the Portfolio earned $2,454 from the investment of cash collateral, prior to rebates or fees, from an investment in an affiliated fund as described below.

At the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. dollar-denominated securities plus accrued interest. The securities lending agreement with GS Bank requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 102% of the value of loaned securities.

The value of the cash collateral received is recorded as a liability on the Statement of Assets and Liabilities and details of Collateral Investments are disclosed in the SOI. At June 30, 2011, there were no outstanding securities on loan.

The Portfolio bears the risk of loss associated with the Collateral Investments and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the Collateral Investments declines below the amount owed to a borrower, the Portfolio may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Portfolio may use leverage (borrow money) to repay the borrower for cash collateral posted if the Advisor does not believe that it is prudent to sell the Collateral Investments to fund the payment of this liability.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, GS Bank has agreed to indemnify the Portfolio from losses resulting from a borrower’s failure to return a loaned security.

The Advisor waived fees associated with the Portfolio’s investment in JPMorgan Prime Money Market Fund in the amount of $1,760. This amount offsets the administration fees and shareholder servicing fees incurred by JPMorgan Prime Money Market Fund related to the Portfolio’s investment in such fund. A portion of the waiver is voluntary.

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Portfolio first learns of the dividend.

The Portfolio records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolio adjusts the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

D. Allocation of Expenses — Expenses directly attributable to a portfolio are charged directly to that portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios.

E. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Portfolio’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

JUNE 30, 2011	JPMORGAN INSURANCE TRUST	15

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2011 (Unaudited) (continued)

F. Dividends and Distributions to Shareholders — Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMIM acts as the investment advisor to the Portfolio. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIM supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual fee rate of 0.65%.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended June 30, 2011, the annualized effective rate was 0.09% of the Portfolio’s average daily net assets.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares. The Distributor receives no compensation in its capacity as the Portfolio’s underwriter.

D. Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Portfolio, provides portfolio custody and accounting services for the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

E. Waivers and Reimbursements — The Advisor and Administrator have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.90% of the Portfolio’s average daily net assets.

The contractual expense limitation agreement was in effect for the six months ended June 30, 2011. The expense limitation percentage above is in place until at least April 30, 2012.

The Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and the Distributor waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in the money market funds for the six months ended June 30, 2011 (excluding the waiver disclosed in Note 2.B. regarding cash collateral for securities lending invested in JPMorgan Prime Money Market Fund) was $5,678.

F. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended June 30, 2011, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party broker/dealers. For the six months ended June 30, 2011, the Portfolio did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

16	JPMORGAN INSURANCE TRUST	JUNE 30, 2011

The Securities and Exchange Commission has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

An affiliate of JPMCB will make a payment to the Portfolio in the amount of $1,783 relating to an operational error.

4. Investment Transactions

During the six months ended June 30, 2011, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$61,478,829	$77,685,217

During the six months ended June 30, 2011, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2011, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$191,860,741	$69,520,781	$2,898,586	$66,622,195

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (“the Act”), net capital losses recognized by the Portfolio after December 31, 2010, may get carried forward indefinitely, and retain their character as short-term and/or long term losses. Prior to this Act, pre-enactment net capital losses incurred by the Portfolio were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses are used before pre-enactment net capital losses.

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 15, 2011.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility at June 30, 2011, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

JUNE 30, 2011	JPMORGAN INSURANCE TRUST	17

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Portfolio at the beginning of the reporting period, January 1, 2011, and continued to hold your shares at the end of the reporting period, June 30, 2011.

Actual Expenses

The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2011	Ending Account Value, June 30, 2011	Expenses Paid During January 1, 2011 to June 30, 2011*	Annualized Expense Ratio
Class 1
Actual	$1,000.00	$1,070.80	$4.11	0.80%
Hypothetical	1,000.00	1,020.83	4.01	0.80

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

18	JPMORGAN INSURANCE TRUST	JUNE 30, 2011

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2011 All rights reserved. June 2011.	SAN-JPMITMCVP-611

Semi-Annual Report

JPMorgan Insurance Trust

June 30, 2011 (Unaudited)

JPMorgan Insurance Trust Small Cap Core Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE This material must be preceded or accompanied by a current prospectus.

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered through qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

AUGUST 8, 2011 (Unaudited)

Dear Shareholder:

The year began on a relatively optimistic note for investors, but the tone changed significantly in May, as concerns mounted over rising oil prices, the European sovereign debt crisis and weak U.S. economic data. In response to this, investors moved away from risk assets, and into the safety of U.S. Treasuries.

“Earlier this year, we reminded investors about the likelihood of setbacks on the road out of the economic doldrums. Meanwhile, the tragic earthquake in Japan and political unrest in the Middle East are examples of how sensitive the markets and economy can be to geopolitical shocks and other global crises.”

As we enter the second half of 2011, concerns about softening U.S. economic data persist. While we are encouraged that corporate earnings and profits have continued to grow consistently, spending levels in many areas of the economy remain critically low, which has resulted in tight inventories and pent-up consumer demand. Meanwhile, investors still lack confidence in the ability of the European government to combat the region’s debt crisis. Concerns about the credit downgrade of U.S.-issued debt exacerbated this negative sentiment among investors and helped trigger the recent downturn, as August 8, 2011 saw each of the three major U.S. stock indices experience their worst one-day performance since December 1, 2008. The current slowdown in growth should not be viewed as a surprise. Earlier this year, we reminded investors about the likelihood of setbacks on the road out of the economic doldrums. Meanwhile, the tragic earthquake in Japan and political unrest in the Middle East are examples of how sensitive the markets and economy can be to geopolitical shocks and other global crises.

Despite volatility, stocks move higher

Despite periods of elevated volatility, most stock markets posted strong gains. As of the end of the six-month reporting period ended June 30, 2011, the S&P500 Index had risen 6.0% to a level of 1,321.

Mid cap growth stocks led all style categories for the six-month reporting period, with the Russell Midcap Growth Index returning 9.6%. For the same period, the Russell 2000 Growth Index returned 8.6%, compared to 6.8% for the Russell 1000 Growth Index. In the value category, the Russell Midcap Value Index returned 6.7%, outperforming both the Russell 2000 Value Index and Russell 1000 Value index, which returned 3.8% and 5.9%, respectively.

U.S. Treasury yields drop in response to softer economic growth

In the U.S. bond markets, yields were volatile, but generally moved lower over the past six months as economic expectations softened. The yield on the 10-year U.S. Treasury bond declined slightly from 3.3% to 3.2% as of the end of the six-month reporting period ended June 30, 2011, while yields on the 2-year U.S. Treasury bond declined from 0.6% to 0.5% as of the end of the same period.

Is the economic soft patch temporary?

As we enter the second half of 2011, the markets have clearly entered a period of uncertainty. Stocks have been volatile in response to weaker economic growth, as well as concerns over the European sovereign debt crisis, the credit downgrade of U.S.-issued debt, policy tightening in China, and the conclusion of the second round of quantitative easing (QE2) in the U.S. Given these events, it’s not surprising that investors remain largely risk averse, and less than confident about prospects for future growth.

Despite the slowdown and uncertain political environment, however, we do believe that some aspects of our markets and economy — including strong corporate balance sheets and valuations — present potential opportunities for investors. As always, we advise investors to be mindful of continued volatility and other unexpected risks by maintaining a diversified and balanced approach to investing.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Investment Management Americas

J.P. Morgan Asset Management

JUNE 30, 2011	JPMORGAN INSURANCE TRUST	1

JPMorgan Insurance Trust Small Cap Core Portfolio

PORTFOLIO COMMENTARY

SIX MONTHS ENDED JUNE 30, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Portfolio (Class 1 Shares)*	8.09%
Russell 2000 Index	6.21%

Net Assets as of 6/30/2011	$72,476,067

INVESTMENT OBJECTIVE**

The JPMorgan Insurance Trust Small Cap Core Portfolio (the “Portfolio”) seeks capital growth over the long term.

HOW DID THE MARKET PERFORM?

Despite concerns about economic contagion from Europe’s debt crisis, political unrest in the Middle East and the tragic earthquake and subsequent tsunami in Japan, U.S. stocks advanced during the reporting period, as the S&P 500 Index gained 6.02% for the six months ended June 30, 2011. Strong corporate earnings and robust merger-and-acquisition activity encouraged investors and helped support U.S. stock prices during the reporting period. Small-cap U.S. stocks, as measured by the Russell 2000 Index (the “Benchmark”), gained 6.21% and underperformed mid- and large-cap U.S. stocks, as the Russell Midcap Index gained 8.08% and Russell 1000 Index, which measures the performance of large-cap U.S. stocks, returned 6.37%.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio (Class 1 Shares) outperformed the Benchmark for the six months ended June 30, 2011. The Portfolio’s stock selection in the consumer cyclical and basic materials sectors contributed to relative performance, while the Portfolio’s stock selection in the semiconductors and retail sectors detracted from relative performance.

Individual contributors to relative performance included the Portfolio’s positions in Tempur-Pedic International, Inc., a mattress manufacturer, and Cash America International, Inc., a financial services provider. Shares of Tempur-Pedic International, Inc. increased after the company reported strong first-quarter results, boosted by better-than-expected mattress sales. Shares of Cash America International, Inc. increased after the company announced better-than-expected first-quarter earnings due to strong loan demand.

Individual detractors from relative performance included the Portfolio’s positions in THQ, Inc., a developer and publisher of video games, and Clayton Williams Energy, Inc., an oil and gas operations company. Shares of THQ, Inc. declined on investors’ concerns about the quality of its recent games as well as disappointing sell through (the percentage of video games shipped that are actually sold to consumers). Shares of Clayton Williams Energy, Inc. declined after the company reported disappointing first-quarter results.

HOW WAS THE PORTFOLIO POSITIONED?

The portfolio managers took limited sector bets and constructed the Portfolio so that stock selection would be the primary driver of its relative performance versus the Benchmark. The portfolio managers employed a bottom-up approach to stock selection, using quantitative screening and proprietary fundamental analysis to construct a portfolio of what they believed were attractively priced stocks with strong fundamentals.

2	JPMORGAN INSURANCE TRUST	JUNE 30, 2011

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Cash America International, Inc.	1.2%
2.	Portland General Electric Co.	1.1
3.	GT Solar International, Inc.	1.1
4.	Kulicke & Soffa Industries, Inc.	1.0
5.	Dillard’s, Inc., Class A	1.0
6.	Tempur-Pedic International, Inc.	1.0
7.	JDA Software Group, Inc.	0.9
8.	World Acceptance Corp.	0.9
9.	Healthspring, Inc.	0.9
10.	Triumph Group, Inc.	0.9

PORTFOLIO COMPOSITION BY SECTOR***
Financials	20.3%
Information Technology	16.3
Consumer Discretionary	15.2
Industrials	14.0
Health Care	12.2
Energy	6.1
Materials	5.9
Utilities	3.5
Consumer Staples	2.5
Telecommunication Services	1.8
U.S. Treasury Obligation	0.2
Short-Term Investment	2.0

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of June 30, 2011. The Portfolio’s composition is subject to change.

JUNE 30, 2011	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust Small Cap Core Portfolio

PORTFOLIO COMMENTARY

SIX MONTHS ENDED JUNE 30, 2011 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2011

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	01/03/95	8.09%	38.23%	3.01%	4.95%
CLASS 2 SHARES	04/24/09	7.91	37.87	2.90	4.89

*	Not annualized.

TEN YEAR PERFORMANCE (6/30/01 TO 6/30/11)

Source: Lipper Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Inception date for Class 1 Shares is January 3, 1995, which is the inception date of JPMorgan Small Company Portfolio (“Predecessor Portfolio”). The JPMorgan Insurance Trust Small Cap Core Portfolio acquired all of the assets and liabilities of the Predecessor Portfolio in a reorganization on April 24, 2009. The Predecessor Portfolio’s performance and financial history have been adopted by the Small Cap Core Portfolio and have been used since the reorganization. As a result the performance for Class 1 Shares prior to April 25, 2009, is the performance of the Predecessor Portfolio.

Returns for Class 2 Shares prior to April 25, 2009 are based on the performance of Class 1 Shares. The actual returns of Class 2 Shares would have been lower than shown because Class 2 Shares have higher expenses than Class 1 Shares and the Predecessor Portfolio.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust Small Cap Core Portfolio, Russell 2000 Index and the Lipper Variable Underlying Funds Small-Cap Core Funds Index

from June 30, 2001 to June 30, 2011. The performance of the Portfolio assumes reinvestment of all dividends and capital gains, if any. The performance of the Russell 2000 Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Variable Underlying Funds Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Portfolio. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Variable Underlying Funds Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	JPMORGAN INSURANCE TRUST	JUNE 30, 2011

JPMorgan Insurance Trust Small Cap Core Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.6%
	Consumer Discretionary — 15.1%
	Auto Components — 0.6%
1,800	American Axle & Manufacturing Holdings, Inc. (a)	20,484
12,000	Cooper Tire & Rubber Co.	237,480
10,300	Standard Motor Products, Inc.	156,869

		414,833

	Diversified Consumer Services — 0.6%
16,000	Bridgepoint Education, Inc. (a)	400,000
1,100	Lincoln Educational Services Corp.	18,865
1,800	Mac-Gray Corp.	27,810

		446,675

	Hotels, Restaurants & Leisure — 2.4%
20,000	Ameristar Casinos, Inc.	474,200
2,000	Cracker Barrel Old Country Store, Inc.	98,620
9,100	DineEquity, Inc. (a)	475,657
16,100	Domino's Pizza, Inc. (a)	406,364
12,900	Ruby Tuesday, Inc. (a)	139,062
20,268	Ruth's Hospitality Group, Inc. (a)	113,703

		1,707,606

	Household Durables — 2.5%
12,300	American Greetings Corp., Class A	295,692
42	CSS Industries, Inc.	879
18,300	Helen of Troy Ltd., (Bermuda) (a)	631,899
2,493	Jarden Corp.	86,033
2,700	Libbey, Inc. (a)	43,794
6,200	Lifetime Brands, Inc.	72,788
10,450	Tempur-Pedic International, Inc. (a)	708,719

		1,839,804

	Leisure Equipment & Products — 0.3%
10,350	JAKKS Pacific, Inc. (a)	190,544
1,900	Sturm Ruger & Co., Inc.	41,705

		232,249

	Media — 1.0%
12,500	Entercom Communications Corp., Class A (a)	108,500
19,700	Journal Communications, Inc., Class A (a)	101,849
2,200	Knology, Inc. (a)	32,670
3,900	LIN TV Corp., Class A (a)	18,993
4,200	McClatchy Co. (The), Class A (a)	11,802
3,200	Pandora Media, Inc. (a)	60,512
33,600	Sinclair Broadcast Group, Inc., Class A	368,928

		703,254

	Multiline Retail — 1.0%
14,000	Dillard's, Inc., Class A	729,960

SHARES	SECURITY DESCRIPTION	VALUE($)

	Specialty Retail — 3.9%
4,125	Aeropostale, Inc. (a)	72,188
19,300	Cabela's, Inc. (a)	523,995
17,600	Casual Male Retail Group, Inc. (a)	73,040
22,667	Collective Brands, Inc. (a)	332,978
24,400	Conn's, Inc. (a)	211,060
15,800	Destination Maternity Corp.	315,684
18,100	Express, Inc.	394,580
9,525	Finish Line, Inc. (The), Class A	203,835
1,200	Kirkland's, Inc. (a)	14,424
2,500	Lithia Motors, Inc., Class A	49,075
13,300	Rent-A-Center, Inc.	406,448
17,900	Sonic Automotive, Inc., Class A	262,235

		2,859,542

	Textiles, Apparel & Luxury Goods — 2.8%
2,100	Deckers Outdoor Corp. (a)	185,094
3,800	G-III Apparel Group Ltd. (a)	131,024
10,700	Iconix Brand Group, Inc. (a)	258,940
19,100	Maidenform Brands, Inc. (a)	528,306
11,400	Oxford Industries, Inc.	384,864
15,600	Perry Ellis International, Inc. (a)	393,900
4,175	Steven Madden Ltd. (a)	156,604

		2,038,732

	Total Consumer Discretionary	10,972,655

	Consumer Staples — 2.5%
	Beverages — 0.0% (g)
2,700	MGP Ingredients, Inc.	23,517

	Food & Staples Retailing — 0.8%
6,600	Andersons, Inc. (The)	278,850
13,500	Spartan Stores, Inc.	263,655

		542,505

	Food Products — 1.3%
7,800	B&G Foods, Inc.	160,836
25,400	Chiquita Brands International, Inc. (a)	330,708
6,700	Darling International, Inc. (a)	118,590
14,600	Dole Food Co., Inc. (a)	197,392
3,600	Fresh Del Monte Produce, Inc.	96,012
1,200	TreeHouse Foods, Inc. (a)	65,532

		969,070

	Personal Products — 0.4%
2,800	Elizabeth Arden, Inc. (a)	81,284
1,800	Nature's Sunshine Products, Inc. (a)	35,064
7,425	Prestige Brands Holdings, Inc. (a)	95,337

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust Small Cap Core Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Personal Products — Continued
5,300	Revlon, Inc., Class A (a)	89,040

		300,725

	Total Consumer Staples	1,835,817

	Energy — 6.0%
	Energy Equipment & Services — 1.7%
2,400	Basic Energy Services, Inc. (a)	75,528
2,200	Cal Dive International, Inc. (a)	13,156
1,600	Complete Production Services, Inc. (a)	53,376
9,500	Gulfmark Offshore, Inc., Class A (a)	419,805
8,400	ION Geophysical Corp. (a)	79,464
3,400	Lufkin Industries, Inc.	292,570
2,000	Matrix Service Co. (a)	26,760
8,900	Newpark Resources, Inc. (a)	80,723
700	OYO Geospace Corp. (a)	70,000
5,400	RPC, Inc.	132,516

		1,243,898

	Oil, Gas & Consumable Fuels — 4.3%
575	Apco Oil and Gas International, Inc.	49,985
17,000	Callon Petroleum Co. (a)	119,340
4,715	Clayton Williams Energy, Inc. (a)	283,136
3,600	Cloud Peak Energy, Inc. (a)	76,680
3,500	Delek US Holdings, Inc.	54,950
5,500	DHT Holdings, Inc., (United Kingdom)	21,065
22,400	EXCO Resources, Inc.	395,360
1,300	Frontline Ltd., (Bermuda)	19,162
2,600	Georesources, Inc. (a)	58,474
400	Gevo, Inc. (a)	6,292
17,700	Gulfport Energy Corp. (a)	525,513
9,700	KiOR, Inc., Class A (a)	146,955
11,975	McMoRan Exploration Co. (a)	221,298
7,400	Petroquest Energy, Inc. (a)	51,948
1,700	Solazyme, Inc. (a)	39,049
11,125	VAALCO Energy, Inc. (a)	66,972
18,700	W&T Offshore, Inc.	488,444
12,600	Warren Resources, Inc. (a)	48,006
4,600	Western Refining, Inc. (a)	83,122
10,500	World Fuel Services Corp.	377,265

		3,133,016

	Total Energy	4,376,914

	Financials — 20.3%
	Capital Markets — 0.6%
17,200	BGC Partners, Inc., Class A	132,956
3,400	Gladstone Capital Corp.	31,416

SHARES	SECURITY DESCRIPTION	VALUE($)

	Capital Markets — Continued
11,500	Knight Capital Group, Inc., Class A (a)	126,730
1,000	Oppenheimer Holdings, Inc., Class A	28,210
2,700	optionsXpress Holdings, Inc.	45,036
6,547	Prospect Capital Corp.	66,190
2,400	Pzena Investment Management, Inc., Class A	13,632

		444,170

	Commercial Banks — 5.0%
300	Alliance Financial Corp.	9,159
3,500	Banco Latinoamericano de Comercio Exterior S.A., (Panama), Class E	60,620
7,700	Cathay General Bancorp	126,203
3,300	Citizens & Northern Corp.	49,731
3,725	City Holding Co.	123,037
5,200	Community Bank System, Inc.	128,908
1,540	Community Trust Bancorp, Inc.	42,689
3,700	East West Bancorp, Inc.	74,777
2,100	Enterprise Financial Services Corp.	28,413
4,700	Financial Institutions, Inc.	77,174
12,400	First Busey Corp.	65,596
57,200	First Commonwealth Financial Corp.	328,328
5,700	First Community Bancshares, Inc.	79,800
10,500	First Financial Bancorp	175,245
4,400	First Merchants Corp.	39,336
14,500	FNB Corp.	150,075
26	Hudson Valley Holding Corp.	502
4,600	Huntington Bancshares, Inc.	30,176
6,175	Iberiabank Corp.	355,927
3,710	International Bancshares Corp.	62,068
2,425	Lakeland Bancorp, Inc.	24,201
2,100	Lakeland Financial Corp.	46,746
2,600	MainSource Financial Group, Inc.	21,580
200	Merchants Bancshares, Inc.	4,894
13,200	Nara Bancorp, Inc. (a)	107,316
900	National Bankshares, Inc.	22,536
2,100	NBT Bancorp, Inc.	46,473
15,600	Oriental Financial Group, Inc.	201,084
900	Peoples Bancorp, Inc.	10,143
14,300	Pinnacle Financial Partners, Inc. (a)	222,508
2,400	Prosperity Bancshares, Inc.	105,168
700	Renasant Corp.	10,143
1,663	Republic Bancorp, Inc., Class A	33,094
5,550	Sierra Bancorp	62,826
2,306	Southside Bancshares, Inc.	45,770
12,100	Southwest Bancorp, Inc. (a)	118,459
6,950	Sterling Bancshares, Inc.	56,712

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	JUNE 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Commercial Banks — Continued
13,500	Susquehanna Bancshares, Inc.	108,000
2,200	SVB Financial Group (a)	131,362
2,700	WesBanco, Inc.	53,082
2,300	West Bancorp, Inc.	20,263
1,700	Westamerica Bancorp	83,725
27,000	Wilshire Bancorp, Inc. (a)	79,380

		3,623,229

	Consumer Finance — 3.0%
3,775	Advance America Cash Advance Centers, Inc.	26,010
14,400	Cash America International, Inc.	833,328
18,546	Dollar Financial Corp. (a)	401,521
6,600	Imperial Holdings, Inc. (a)	67,056
7,400	Nelnet, Inc., Class A	163,244
10,225	World Acceptance Corp. (a)	670,453

		2,161,612

	Diversified Financial Services — 1.1%
10,700	Encore Capital Group, Inc. (a)	328,704
200	Marlin Business Services Corp. (a)	2,530
13,600	PHH Corp. (a)	279,072
2,500	Portfolio Recovery Associates, Inc. (a)	211,975

		822,281

	Insurance — 2.4%
41,700	American Equity Investment Life Holding Co.	530,007
1,400	American Safety Insurance Holdings Ltd. (a)	26,796
7,325	Aspen Insurance Holdings Ltd., (Bermuda)	188,472
31,400	CNO Financial Group, Inc. (a)	248,374
7,650	Delphi Financial Group, Inc., Class A	223,457
6,200	Flagstone Reinsurance Holdings S.A., (Luxembourg)	52,266
1,700	Horace Mann Educators Corp.	26,537
11,075	Meadowbrook Insurance Group, Inc.	109,753
13,700	National Financial Partners Corp. (a)	158,098
1,700	Safety Insurance Group, Inc.	71,468
5,200	Selective Insurance Group, Inc.	84,604

		1,719,832

	Real Estate Investment Trusts (REITs) — 7.5%
4,383	American Campus Communities, Inc.	155,684
68,400	Anworth Mortgage Asset Corp.	513,684
50,300	Ashford Hospitality Trust, Inc.	626,235
9,900	Associated Estates Realty Corp.	160,875
6,000	BioMed Realty Trust, Inc.	115,440
4,800	CapLease, Inc.	23,568
34,900	Capstead Mortgage Corp.	467,660

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Investment Trusts (REITs) — Continued
14,400	CBL & Associates Properties, Inc.	261,072
3,364	Colonial Properties Trust	68,626
28,875	DCT Industrial Trust, Inc.	151,016
9,400	Developers Diversified Realty Corp.	132,540
3,100	EastGroup Properties, Inc.	131,781
5,700	Education Realty Trust, Inc.	48,849
1,000	Equity Lifestyle Properties, Inc.	62,440
17,800	First Industrial Realty Trust, Inc. (a)	203,810
8,600	Glimcher Realty Trust	81,700
1,550	Home Properties, Inc.	94,364
6,200	LaSalle Hotel Properties	163,308
51,409	Lexington Realty Trust	469,364
36,425	MFA Financial, Inc.	292,857
1,400	Mission West Properties, Inc.	12,292
1,500	MPG Office Trust, Inc. (a)	4,290
7,800	Omega Healthcare Investors, Inc.	163,878
3,200	Parkway Properties, Inc.	54,592
1,000	Pebblebrook Hotel Trust	20,190
15,425	Pennsylvania Real Estate Investment Trust	242,172
2,375	PS Business Parks, Inc.	130,863
2,800	Ramco-Gershenson Properties Trust	34,664
13,600	Senior Housing Properties Trust	318,376
24,850	Strategic Hotels & Resorts, Inc. (a)	175,938
1,400	Sun Communities, Inc.	52,234

		5,434,362

	Thrifts & Mortgage Finance — 0.7%
3,100	Dime Community Bancshares, Inc.	45,074
17,100	Doral Financial Corp. (a)	33,516
4,757	First Niagara Financial Group, Inc.	62,793
2,900	OceanFirst Financial Corp.	37,555
18,075	Ocwen Financial Corp. (a)	230,637
10,600	Radian Group, Inc.	44,838
6,600	Trustco Bank Corp.	32,340

		486,753

	Total Financials	14,692,239

	Health Care — 12.2%
	Biotechnology — 3.4%
7,500	Achillion Pharmaceuticals, Inc. (a)	55,800
9,400	Acorda Therapeutics, Inc. (a)	303,714
5,700	Affymax, Inc. (a)	39,159
21,900	Anadys Pharmaceuticals, Inc. (a)	22,119
28,600	Ariad Pharmaceuticals, Inc. (a)	324,038
9,700	BioCryst Pharmaceuticals, Inc. (a)	37,054
8,100	BioMimetic Therapeutics, Inc. (a)	41,472

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	JPMORGAN INSURANCE TRUST	7

JPMorgan Insurance Trust Small Cap Core Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Biotechnology — Continued
11,800	Chelsea Therapeutics International Ltd. (a)	60,180
63,800	Dynavax Technologies Corp. (a)	175,450
18,800	Halozyme Therapeutics, Inc. (a)	129,908
9,500	Immunomedics, Inc. (a)	38,665
13,400	Incyte Corp., Ltd. (a)	253,796
5,100	Ironwood Pharmaceuticals, Inc. (a)	80,172
6,800	Medivation, Inc. (a)	145,724
12,700	Momenta Pharmaceuticals, Inc. (a)	247,142
3,500	Onyx Pharmaceuticals, Inc. (a)	123,550
17,900	Savient Pharmaceuticals, Inc. (a)	134,071
8,800	Seattle Genetics, Inc. (a)	180,576
2,600	Targacept, Inc. (a)	54,782

		2,447,372

	Health Care Equipment & Supplies — 2.6%
8,600	Align Technology, Inc. (a)	196,080
13,800	Cantel Medical Corp.	371,358
4,700	DynaVox, Inc., Class A (a)	35,720
2,300	GenMark Diagnostics, Inc. (a)	13,409
3,500	Greatbatch, Inc. (a)	93,870
10,500	Immucor, Inc. (a)	214,410
5,400	Integra LifeSciences Holdings Corp. (a)	258,174
11,200	Invacare Corp.	371,728
3,800	Orthofix International N.V., (Netherlands) (a)	161,386
3,800	Sirona Dental Systems, Inc. (a)	201,780

		1,917,915

	Health Care Providers & Services — 4.8%
3,000	AMERIGROUP Corp. (a)	211,410
44,600	Continucare Corp. (a)	275,628
83,600	Five Star Quality Care, Inc. (a)	485,716
8,800	Gentiva Health Services, Inc. (a)	183,304
7,700	Hanger Orthopedic Group, Inc. (a)	188,419
14,400	Healthspring, Inc. (a)	663,984
7,285	Kindred Healthcare, Inc. (a)	156,409
27,100	Metropolitan Health Networks, Inc. (a)	129,809
7,800	Owens & Minor, Inc.	269,022
24,000	PharMerica Corp. (a)	306,240
1,700	Providence Service Corp. (The) (a)	21,505
8,400	Select Medical Holdings Corp. (a)	74,508
4,900	Triple-S Management Corp., Class B (a)	106,477
1,600	US Physical Therapy, Inc.	39,568
16,200	Vanguard Health Systems, Inc. (a)	278,154
1,300	WellCare Health Plans, Inc. (a)	66,833

		3,456,986

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care Technology — 0.0% (g)
1,200	ePocrates, Inc. (a)	22,128

	Life Sciences Tools & Services — 0.1%
5,825	Enzo Biochem, Inc. (a)	24,756
3,400	Pacific Biosciences of California, Inc. (a)	39,780

		64,536

	Pharmaceuticals — 1.3%
13,500	Aegerion Pharmaceuticals, Inc. (a)	212,625
14,200	Cadence Pharmaceuticals, Inc. (a)	130,640
2,950	Cardiome Pharma Corp., (Canada) (a)	13,128
11,500	Impax Laboratories, Inc. (a)	250,585
4,600	Par Pharmaceutical Cos., Inc. (a)	151,708
2,700	Sagent Pharmaceuticals, Inc. (a)	72,846
2,500	Salix Pharmaceuticals Ltd. (a)	99,575

		931,107

	Total Health Care	8,840,044

	Industrials — 14.0%
	Aerospace & Defense — 2.3%
2,150	Ceradyne, Inc. (a)	83,829
1,300	Curtiss-Wright Corp.	42,081
5,500	Esterline Technologies Corp. (a)	420,200
42,400	GenCorp, Inc. (a)	272,208
1,968	HEICO Corp.	107,728
4,600	LMI Aerospace, Inc. (a)	112,378
6,400	Triumph Group, Inc.	637,312

		1,675,736

	Air Freight & Logistics — 0.7%
8,200	Atlas Air Worldwide Holdings, Inc. (a)	487,982

	Airlines — 0.7%
4,100	Alaska Air Group, Inc. (a)	280,686
26,550	Hawaiian Holdings, Inc. (a)	151,335
5,325	SkyWest, Inc.	80,195

		512,216

	Building Products — 0.1%
1,075	Gibraltar Industries, Inc. (a)	12,169
5,200	Insteel Industries, Inc.	65,208

		77,377

	Commercial Services & Supplies — 2.2%
6,600	ACCO Brands Corp. (a)	51,810
45,800	Cenveo, Inc. (a)	293,120
22,350	Deluxe Corp.	552,268
2,700	Herman Miller, Inc.	73,494
11,600	Knoll, Inc.	232,812

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	JUNE 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Commercial Services & Supplies — Continued
3,500	Metalico, Inc. (a)	20,650
2,300	Team, Inc. (a)	55,499
2,400	UniFirst Corp.	134,856
4,000	United Stationers, Inc.	141,720
150	Waste Connections, Inc.	4,760

		1,560,989

	Construction & Engineering — 1.3%
10,875	EMCOR Group, Inc. (a)	318,746
21,100	MasTec, Inc. (a)	416,092
10,500	Tutor Perini Corp.	201,390

		936,228

	Electrical Equipment — 1.7%
6,100	Acuity Brands, Inc.	340,258
7,000	EnerSys (a)	240,940
1,100	Polypore International, Inc. (a)	74,624
8,700	Regal-Beloit Corp.	580,899

		1,236,721

	Industrial Conglomerates — 0.0% (g)
900	Standex International Corp.	27,603

	Machinery — 3.4%
5,700	Barnes Group, Inc.	141,417
4,900	CIRCOR International, Inc.	209,867
2,392	Columbus McKinnon Corp. (a)	42,960
13,000	EnPro Industries, Inc. (a)	624,910
17,200	Force Protection, Inc. (a)	85,398
5,300	Kadant, Inc. (a)	167,003
13,100	NN, Inc. (a)	195,976
1,766	Robbins & Myers, Inc.	93,333
9,400	Trimas Corp. (a)	232,650
9,550	Wabtec Corp.	627,626
1,100	Watts Water Technologies, Inc., Class A	38,951

		2,460,091

	Professional Services — 0.0% (g)
1,900	GP Strategies Corp. (a)	25,954

	Road & Rail — 0.6%
1,400	Dollar Thrifty Automotive Group, Inc. (a)	103,236
21,300	Quality Distribution, Inc. (a)	277,326
900	Zipcar, Inc. (a)	18,369

		398,931

	Trading Companies & Distributors — 1.0%
5,200	Aircastle Ltd.	66,144
8,075	Applied Industrial Technologies, Inc.	287,551

SHARES	SECURITY DESCRIPTION	VALUE($)

	Trading Companies & Distributors — Continued
3,200	Beacon Roofing Supply, Inc. (a)	73,024
1,800	Interline Brands, Inc. (a)	33,066
9,719	SeaCube Container Leasing Ltd.	166,972
5,100	United Rentals, Inc. (a)	129,540

		756,297

	Total Industrials	10,156,125

	Information Technology — 16.3%
	Communications Equipment — 2.0%
23,582	Arris Group, Inc. (a)	273,787
7,050	Black Box Corp.	220,454
3,000	Blue Coat Systems, Inc. (a)	65,580
4,000	Comtech Telecommunications Corp.	112,160
1,400	EMS Technologies, Inc. (a)	46,158
3,300	NETGEAR, Inc. (a)	144,276
2,200	Oplink Communications, Inc. (a)	40,986
5,000	Plantronics, Inc.	182,650
4,400	Polycom, Inc. (a)	282,920
8,500	Symmetricom, Inc. (a)	49,555
15,300	Westell Technologies, Inc., Class A (a)	54,621

		1,473,147

	Computers & Peripherals — 0.5%
4,300	Fusion-io, Inc. (a)	129,387
7,400	Hypercom Corp. (a)	72,742
3,225	Imation Corp. (a)	30,444
3,000	Synaptics, Inc. (a)	77,220
5,700	Xyratex Ltd., (United Kingdom) (a)	58,482

		368,275

	Electronic Equipment, Instruments & Components — 1.5%
9,800	Brightpoint, Inc. (a)	79,478
4,100	Daktronics, Inc.	44,239
4,500	DDi Corp.	42,930
1,400	Fabrinet (a)	33,992
4,600	Insight Enterprises, Inc. (a)	81,466
1,600	Littelfuse, Inc.	93,952
1,200	Measurement Specialties, Inc. (a)	42,840
1,900	NeoPhotonics Corp. (a)	13,148
6,800	Newport Corp. (a)	123,556
4,100	Plexus Corp. (a)	142,721
6,000	Power-One, Inc. (a)	48,600
8,300	RadiSys Corp. (a)	60,507
5,800	SYNNEX Corp. (a)	183,860
6,400	TTM Technologies, Inc. (a)	102,528

		1,093,817

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	JPMORGAN INSURANCE TRUST	9

JPMorgan Insurance Trust Small Cap Core Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Internet Software & Services — 0.6%
5,400	Cornerstone OnDemand, Inc. (a)	95,310
2,000	Demand Media, Inc. (a)	27,100
2,600	Keynote Systems, Inc.	56,238
1,800	Responsys, Inc. (a)	31,914
35,059	United Online, Inc.	211,406

		421,968

	IT Services — 1.8%
2,400	CACI International, Inc., Class A (a)	151,392
16,500	CIBER, Inc. (a)	91,575
3,425	CSG Systems International, Inc. (a)	63,294
3,475	Gartner, Inc. (a)	140,008
2,100	ManTech International Corp., Class A	93,282
900	MAXIMUS, Inc.	74,457
3,700	ServiceSource International, Inc. (a)	82,214
3,700	TeleTech Holdings, Inc. (a)	77,996
3,400	Unisys Corp. (a)	87,380
5,100	VeriFone Systems, Inc. (a)	226,185
3,900	Wright Express Corp. (a)	203,073

		1,290,856

	Semiconductors & Semiconductor Equipment — 4.7%
3,100	Alpha & Omega Semiconductor Ltd. (a)	41,075
24,075	Amkor Technology, Inc. (a)	148,543
6,700	Brooks Automation, Inc. (a)	72,762
20,725	Cirrus Logic, Inc. (a)	329,527
20,706	Entegris, Inc. (a)	209,545
1,800	FEI Co. (a)	68,742
47,800	GT Solar International, Inc. (a)	774,360
67,800	Kulicke & Soffa Industries, Inc. (a)	755,292
12,000	Lattice Semiconductor Corp. (a)	78,240
7,575	Micrel, Inc.	80,143
4,100	MKS Instruments, Inc.	108,322
7,200	Photronics, Inc. (a)	60,984
27,200	PMC-Sierra, Inc. (a)	205,904
18,900	Skyworks Solutions, Inc. (a)	434,322
6,100	TriQuint Semiconductor, Inc. (a)	62,159

		3,429,920

	Software — 5.2%
7,184	Actuate Corp. (a)	42,026
2,100	Ariba, Inc. (a)	72,387
24,450	Aspen Technology, Inc. (a)	420,051
900	Deltek, Inc. (a)	6,741
2,900	Ebix, Inc. (a)	55,245
22,014	JDA Software Group, Inc. (a)	680,013
8,900	Lawson Software, Inc. (a)	99,858

SHARES	SECURITY DESCRIPTION	VALUE($)

	Software — Continued
14,300	Magma Design Automation, Inc. (a)	114,257
3,400	Monotype Imaging Holdings, Inc. (a)	48,042
3,800	Netscout Systems, Inc. (a)	79,382
8,740	Parametric Technology Corp. (a)	200,408
5,500	Progress Software Corp. (a)	132,715
5,100	Quest Software, Inc. (a)	115,923
1,500	Rovi Corp. (a)	86,040
1,000	SS&C Technologies Holdings, Inc. (a)	19,870
22,300	Take-Two Interactive Software, Inc. (a)	340,744
15,200	TeleNav, Inc. (a)	269,496
96,900	THQ, Inc. (a)	350,778
8,800	TIBCO Software, Inc. (a)	255,376
5,500	VASCO Data Security International, Inc. (a)	68,475
5,800	VirnetX Holding Corp. (a)	167,852
4,100	Websense, Inc. (a)	106,477

		3,732,156

	Total Information Technology	11,810,139

	Materials — 5.9%
	Chemicals — 2.5%
22,400	Georgia Gulf Corp. (a)	540,736
5,400	H.B. Fuller Co.	131,868
5,800	Innophos Holdings, Inc.	283,040
6,400	Koppers Holdings, Inc.	242,752
3,400	Kraton Performance Polymers, Inc. (a)	133,178
16,100	PolyOne Corp.	249,067
8,500	Solutia, Inc. (a)	194,225

		1,774,866

	Containers & Packaging — 1.0%
6,100	Boise, Inc.	47,519
41,700	Graphic Packaging Holding Co. (a)	226,848
6,875	Rock-Tenn Co., Class A	456,088

		730,455

	Metals & Mining — 1.7%
7,600	Century Aluminum Co. (a)	118,940
8,200	Coeur d'Alene Mines Corp. (a)	198,932
6,400	Hecla Mining Co. (a)	49,216
34,900	Noranda Aluminum Holding Corp. (a)	528,386
14,900	Worthington Industries, Inc.	344,190

		1,239,664

	Paper & Forest Products — 0.7%
14,175	Buckeye Technologies, Inc.	382,441

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	JUNE 30, 2011

SHARES	SECURI TY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Paper & Forest Products — Continued
2,100	Schweitzer-Mauduit International, Inc.	117,915

		500,356

	Total Materials	4,245,341

	Telecommunication Services — 1.8%
	Diversified Telecommunication Services — 1.8%
3,600	Boingo Wireless, Inc. (a)	32,688
156,400	Cincinnati Bell, Inc. (a)	519,248
6,200	Consolidated Communications Holdings, Inc.	120,528
1,500	IDT Corp., Class B	40,530
4,200	Neutral Tandem, Inc. (a)	73,164
23,700	Premiere Global Services, Inc. (a)	189,126
75,800	Vonage Holdings Corp. (a)	334,278

	Total Telecommunication Services	1,309,562

	Utilities — 3.5%
	Electric Utilities — 2.6%
1,500	Central Vermont Public Service Corp.	54,225
12,425	El Paso Electric Co.	401,328
7,200	IDACORP, Inc.	284,400
1,700	MGE Energy, Inc.	68,901
31,175	Portland General Electric Co.	788,104
2,725	UniSource Energy Corp.	101,724
5,600	Westar Energy, Inc.	150,696

		1,849,378

	Gas Utilities — 0.9%
1,200	Chesapeake Utilities Corp.	48,036
1,800	Laclede Group, Inc. (The)	68,094
5,500	New Jersey Resources Corp.	245,355

SHARES	SECURI TY DESCRIPTION	VALUE($)

	Gas Utilities — Continued
500	Nicor, Inc.	27,370
1,700	Northwest Natural Gas Co.	76,721
3,100	Southwest Gas Corp.	119,691
2,000	WGL Holdings, Inc.	76,980

		662,247

	Total Utilities	2,511,625

	Total Common Stocks (Cost $52,944,832)	70,750,461

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.2%
160,000	U.S. Treasury Note, 0.750%, 11/30/11 (k) (Cost $160,297)	160,431

SHARES
Short-Term Investment — 2.1%
	Investment Company — 2.1%
1,479,732	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m) (Cost $1,479,732)	1,479,732

	Total Investments — 99.9% (Cost $54,584,861)	72,390,624
	Other Assets in Excess of Liabilities — 0.1%	85,443

	NET ASSETS — 100.0%	$72,476,067

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/11	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
22	E-mini Russell 2000	09/16/11	$1,815,880	$91,609

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS :

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	— Amount rounds to less than 0.1%.
(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(l)	— The rate shown is the current yield as of June 30, 2011.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	JPMORGAN INSURANCE TRUST	11

STATEMENT OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2011 (Unaudited)

Small Cap Core Portfolio
ASSETS:
Investments in non-affiliates, at value	$70,910,892
Investments in affiliates, at value	1,479,732

Total investment securities, at value	72,390,624
Receivables:
Investment securities sold	612,386
Portfolio shares sold	78,808
Interest and dividends	67,751
Variation margin on futures contracts	14,300

Total Assets	73,163,869

LIABILITIES:
Payables:
Investment securities purchased	567,771
Portfolio shares redeemed	21,801
Accrued liabilities:
Investment advisory fees	37,157
Administration fees	5,431
Distribution fees	412
Custodian and accounting fees	25,543
Trustees’ and Chief Compliance Officer’s fees	57
Other	29,630

Total Liabilities	687,802

Net Assets	$72,476,067

NET ASSETS:
Paid in capital	$62,583,570
Accumulated undistributed net investment income	6,597
Accumulated net realized gains (losses)	(8,011,472)
Net unrealized appreciation (depreciation)	17,897,372

Total Net Assets	$72,476,067

Net Assets:
Class 1	$70,396,036
Class 2	2,080,031

Total	$72,476,067

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class 1	4,361,783
Class 2	129,288

Net asset value, offering and redemption price per share:
Class 1	$16.14
Class 2	16.09

Cost of investments in non-affiliates	$53,105,129
Cost of investments in affiliates	1,479,732

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	JUNE 30, 2011

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2011 (Unaudited)

Small Cap Core Portfolio
INVESTMENT INCOME:
Interest income from non-affiliates	$238
Dividend income from non-affiliates	345,839
Interest income from affiliates	— (a)
Dividend income from affiliates	721

Total investment income	346,798

EXPENSES:
Investment advisory fees	234,911
Administration fees	32,042
Distribution fees:
Class 2	2,563
Custodian and accounting fees	19,878
Professional fees	19,026
Trustees’ and Chief Compliance Officer’s fees	389
Printing and mailing costs	20,577
Transfer agent fees	3,614
Other	7,693

Total expenses	340,693

Less amounts waived	(2,804)
Less earnings credits	(1)

Net expenses	337,888

Net investment income (loss)	8,910

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	4,356,633
Futures	51,294

Net realized gain (loss)	4,407,927

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	1,203,086
Futures	58,104

Change in net unrealized appreciation (depreciation)	1,261,190

Net realized/unrealized gains (losses)	5,669,117

Change in net assets resulting from operations	$5,678,027

(a)	Amount rounds to less than $1.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	JPMORGAN INSURANCE TRUST	13

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Small Cap Core Portfolio
	Six Months Ended 6/30/2011 (Unaudited)	Year Ended 12/31/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$8,910	$79,776
Net realized gain (loss)	4,407,927	1,274,581
Change in net unrealized appreciation (depreciation)	1,261,190	14,066,091

Change in net assets resulting from operations	5,678,027	15,420,448

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1
From net investment income	(83,140)	—

Total distributions to shareholders	(83,140)	—

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(5,469,722)	(732,592)

NET ASSETS:
Change in net assets	125,165	14,687,856
Beginning of period	72,350,902	57,663,046

End of period	$72,476,067	$72,350,902

Accumulated undistributed net investment income	$6,597	$80,827

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$6,327,235	$19,840,628
Dividends and distributions reinvested	83,140	—
Cost of shares redeemed	(11,807,815)	(21,272,478)

Change in net assets from Class 1 capital transactions	$(5,397,440)	$(1,431,850)

Class 2
Proceeds from shares issued	61,099	1,086,656
Cost of shares redeemed	(133,381)	(387,398)

Change in net assets from Class 2 capital transactions	$(72,282)	$699,258

Total change in net assets from capital transactions	$(5,469,722)	$(732,592)

SHARE TRANSACTIONS:
Class 1
Issued	401,518	1,539,522
Reinvested	5,222	—
Redeemed	(749,676)	(1,660,186)

Change in Class 1 Shares	(342,936)	(120,664)

Class 2
Issued	3,927	87,635
Redeemed	(8,474)	(30,523)

Change in Class 2 Shares	(4,547)	57,112

SEE NOTES TO FINANCIAL STATEMENTS.

14	JPMORGAN INSURANCE TRUST	JUNE 30, 2011

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2011	JPMORGAN INSURANCE TRUST	15

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
Small Cap Core Portfolio (e)
Class 1
Six Months Ended June 30, 2011 (Unaudited)	$14.95	$—	(f)	$1.21		$1.21	$(0.02)	$—	$(0.02)
Year Ended December 31, 2010	11.76	0.02		3.17		3.19	—	—	—
Year Ended December 31, 2009	9.84	0.05	(g)	2.11	(g)	2.16	(0.08)	(0.16)	(0.24)
Year Ended December 31, 2008	16.06	0.04		(4.73)		(4.69)	(0.03)	(1.50)	(1.53)
Year Ended December 31, 2007	17.82	0.02		(0.95)		(0.93)	— (f)	(0.83)	(0.83)
Year Ended December 31, 2006	15.92	—	(f)	2.39		2.39	—	(0.49)	(0.49)

Class 2
Six Months Ended June 30, 2011 (Unaudited)	14.91	(0.02)		1.20		1.18	—	—	—
Year Ended December 31, 2010	11.76	(0.01)		3.16		3.15	—	—	—
April 24, 2009 (h) through December 31, 2009	9.03	0.01		2.73	(g)	2.74	(0.01)	—	(0.01)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Small Cap Core Portfolio acquired all of the assets and liabilities of JPMorgan Small Company Portfolio (“Predecessor Portfolio”) in a reorganization on April 24, 2009. The Predecessor Portfolio’s performance and financial history have been adopted by Small Cap Core Portfolio and have been used since the reorganization. As a result, the financial highlight information reflects that of the Predecessor Portfolio for the periods prior to its reorganization with Small Cap Core Portfolio.
(f)	Amount rounds to less than $0.01.
(g)	Includes gains resulting from litigation payments on securities owned in a prior year. Without these gains, the net realized and unrealized gains (losses) on investments per share would have been $2.10, and $2.72, and the total returns would have been 22.47% and 30.26% for Class 1 and Class 2, respectively.
(h)	Because of the reorganization with the Predecessor Portfolio in which the performance and financial history of the Small Cap Core Portfolio was replaced with that of the Predecessor Portfolio, the performance and the financial history began on April 24, 2009.

SEE NOTES TO FINANCIAL STATEMENTS.

16	JPMORGAN INSURANCE TRUST	JUNE 30, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$16.14	8.09%	$70,396	0.93%	0.03%	0.94%	25%
14.95	27.13	70,356	0.99	0.13	1.04	45
11.76	22.58 (g)	56,761	0.98	0.42	1.34	55
9.84	(31.98)	49,825	1.08	0.29	1.15	45
16.06	(5.67)	82,402	1.15	0.14	1.15	44
17.82	15.01	95,311	1.15	0.01	1.15	39

16.09	7.91	2,080	1.18	(0.22)	1.18	25
14.91	26.79	1,995	1.24	(0.09)	1.28	45
11.76	30.37 (g)	902	1.17	0.26	1.45	55

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	JPMORGAN INSURANCE TRUST	17

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2011 (Unaudited)

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company established as a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Small Cap Core Portfolio	Class 1 and Class 2	Diversified

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and service fees and each class has exclusive voting rights with respect to its distribution plan or administrative services plan.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Portfolio may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Portfolio to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Under these procedures, the Portfolio primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Portfolio applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Portfolio’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Portfolio calculates its net asset values.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

18	JPMORGAN INSURANCE TRUST	JUNE 30, 2011

The following table represents each valuation input by sector as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities #	$72,230,193	$160,431	$—	$72,390,624

Appreciation in Other Financials Instruments
Futures Contracts	$91,609	$—	$—	$91,609

#	Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOI. Level 2 consists of a U.S. Treasury Note that is held for futures collateral. Please refer to the SOI for industry specifics of the portfolio holdings.

There were no transfers between Levels 1 and 2 during the six months ended June 30, 2011.

B. Futures Contracts — The Portfolio uses index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Portfolio buys futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Portfolio to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Portfolio is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Portfolio periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statement of Operations at the closing or expiration of futures contracts. Securities deposited as initial margin are designated in the SOI and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The Portfolio may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

The table below discloses the volume of the Portfolio’s futures activities during the six months ended June 30, 2011:

Futures Contracts:
Average Notional Balance Long	$1,890,677
Ending Notional Balance Long	1,815,880

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Portfolio first learns of the dividend.

The Portfolio records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolio adjusts the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

D. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a portfolio are charged directly to that portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. Each class of shares bears its pro-rata portion of expenses attributable to the Portfolio, except that each class separately bears expenses related specifically to that class, such as distribution fees.

E. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax

JUNE 30, 2011	JPMORGAN INSURANCE TRUST	19

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2011 (Unaudited) (continued)

is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Portfolio’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

F. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) acts as the investment advisor to the Portfolio. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual fee rate of 0.65%.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended June 30, 2011, the annualized effective rate was 0.09% of the Portfolio’s average daily net assets.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to the Distributor, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D. Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Portfolio, provides portfolio custody and accounting services for the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

E. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Portfolio’s respective average daily net assets as shown in the table below:

Class 1	Class 2
1.03%	1.28%

The contractual expense limitation agreements were in effect for the six months ended June 30, 2011. The expense limitation percentages in the table above are in place until at least April 30, 2012.

For the six months ended June 30, 2011, the Advisor contractually waived fees for the Portfolio in the amount of $1,211. The Advisor does not expect the Portfolio to repay any such waived fees in future years.

Additionally, the Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and the Distributor waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in the money market funds for the six months ended June 30, 2011 was $1,593.

F. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

20	JPMORGAN INSURANCE TRUST	JUNE 30, 2011

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended June 30, 2011, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party broker/dealers. For the six months ended June 30, 2011, the Portfolio did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the six months ended June 30, 2011, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$18,154,138	$23,626,800

During six months ended June 30, 2011, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2011 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$54,584,861	$19,833,347	$2,027,584	$17,805,763

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (“the Act”), net capital losses recognized by the Portfolio after December 31, 2010, may get carried forward indefinitely, and retain their character as short-term and/or long term losses. Prior to this Act, pre-enactment net capital losses incurred by the Portfolio were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses are used before pre-enactment net capital losses.

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 15, 2011.

The Portfolio had no borrowings outstanding from another portfolio or from the unsecured, uncommitted credit facility at June 30, 2011, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from another portfolio or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

JUNE 30, 2011	JPMORGAN INSURANCE TRUST	21

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees (for Class 2 shares) and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, January 1, 2011, and continued to hold your shares at the end of the reporting period, June 30, 2011.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2011	Ending Account Value, June 30, 2011	Expenses Paid During January 1, 2011 to June 30, 2011*	Annualized Expense Ratio
Class 1
Actual	$1,000.00	$1,080.90	$4.80	0.93%
Hypothetical	1,000.00	1,020.18	4.66	0.93
Class 2
Actual	1,000.00	1,079.10	6.08	1.18
Hypothetical	1,000.00	1,018.94	5.91	1.18

*	Expenses are equal to the Portfolio's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

22	JPMORGAN INSURANCE TRUST	JUNE 30, 2011

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2011. All rights reserved. June 2011.	SAN-JPMITSCCP-611

Semi-Annual Report

JPMorgan Insurance Trust

June 30, 2011 (Unaudited)

JPMorgan Insurance Trust U.S. Equity Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE This material must be preceded or accompanied by a current prospectus.

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered through qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

AUGUST 8, 2011 (Unaudited)

Dear Shareholder:

The year began on a relatively optimistic note for investors, but the tone changed significantly in May, as concerns mounted over rising oil prices, the European sovereign debt crisis and weak U.S. economic data. In response to this, investors moved away from risk assets, and into the safety of U.S. Treasuries.

“Earlier this year, we reminded investors about the likelihood of setbacks on the road out of the economic doldrums. Meanwhile, the tragic earthquake in Japan and political unrest in the Middle East are examples of how sensitive the markets and economy can be to geopolitical shocks and other global crises.”

As we enter the second half of 2011, concerns about softening U.S. economic data persist. While we are encouraged that corporate earnings and profits have continued to grow consistently, spending levels in many areas of the economy remain critically low, which has resulted in tight inventories and pent-up consumer demand. Meanwhile, investors still lack confidence in the ability of the European government to combat the region’s debt crisis. Concerns about the credit downgrade of U.S.-issued debt exacerbated this negative sentiment among investors and helped trigger the recent downturn, as August 8, 2011 saw each of the three major U.S. stock indices experience their worst one-day performance since December 1, 2008. The current slowdown in growth should not be viewed as a surprise. Earlier this year, we reminded investors about the likelihood of setbacks on the road out of the economic doldrums. Meanwhile, the tragic earthquake in Japan and political unrest in the Middle East are examples of how sensitive the markets and economy can be to geopolitical shocks and other global crises.

Despite volatility, stocks move higher

Despite periods of elevated volatility, most stock markets posted strong gains. As of the end of the six-month reporting period ended June 30, 2011, the S&P500 Index had risen 6.0% to a level of 1,321.

Mid cap growth stocks led all style categories for the six-month reporting period, with the Russell Midcap Growth Index returning 9.6%. For the same period, the Russell 2000 Growth Index returned 8.6%, compared to 6.8% for the Russell 1000 Growth Index. In the value category, the Russell Midcap Value Index returned 6.7%, outperforming both the Russell 2000 Value Index and Russell 1000 Value index, which returned 3.8% and 5.9%, respectively.

U.S. Treasury yields drop in response to softer economic growth

In the U.S. bond markets, yields were volatile, but generally moved lower over the past six months as economic expectations softened. The yield on the 10-year U.S. Treasury bond declined slightly from 3.3% to 3.2% as of the end of the six-month reporting period ended June 30, 2011, while yields on the 2-year U.S. Treasury bond declined from 0.6% to 0.5% as of the end of the same period.

Is the economic soft patch temporary?

As we enter the second half of 2011, the markets have clearly entered a period of uncertainty. Stocks have been volatile in response to weaker economic growth, as well as concerns over the European sovereign debt crisis, the credit downgrade of U.S.-issued debt, policy tightening in China, and the conclusion of the second round of quantitative easing (QE2) in the U.S. Given these events, it’s not surprising that investors remain largely risk averse, and less than confident about prospects for future growth.

Despite the slowdown and uncertain political environment, however, we do believe that some aspects of our markets and economy — including strong corporate balance sheets and valuations — present potential opportunities for investors. As always, we advise investors to be mindful of continued volatility and other unexpected risks by maintaining a diversified and balanced approach to investing.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Investment Management Americas

J.P. Morgan Asset Management

JUNE 30, 2011	JPMORGAN INSURANCE TRUST	1

JPMorgan Insurance Trust U.S. Equity Portfolio

PORTFOLIO COMMENTARY

SIX MONTHS ENDED JUNE 30, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Portfolio (Class 1 Shares)*	4.19%
S&P 500 Index	6.02%

Net Assets as of 6/30/2011	$88,148,586

INVESTMENT OBJECTIVE**

The JPMorgan Insurance Trust U.S. Equity Portfolio (the “Portfolio”) seeks to provide high total return from a portfolio of selected equity securities.

HOW DID THE MARKET PERFORM?

Despite concerns about economic contagion from Europe’s debt crisis, political unrest in the Middle East and the tragic earthquake and subsequent tsunami in Japan, U.S. stocks advanced during the reporting period, as the S&P 500 Index gained 6.02% for the six months ended June 30, 2011. Strong corporate earnings and robust merger-and-acquisition activity encouraged investors and helped support U.S. stock prices during the reporting period.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio (Class 1 Shares) underperformed the S&P 500 Index for the six months ended June 30, 2011. The Portfolio’s stock selection in the banks and brokers and network technology sectors detracted from relative performance, while the Portfolio’s stock selection in the pharmaceutical/medical technology and auto and transportation sectors contributed to relative performance.

Individual detractors from relative performance included the Portfolio’s positions in General Motors Co. and Goldman Sachs Group, Inc. Shares of car manufacturer General Motors Co.

declined on concerns that higher raw materials costs would hurt the company’s earnings. Shares of Goldman Sachs Group, Inc. declined on concerns about the company’s declining revenue in its trading segment and uncertainty about potential federal regulation.

Individual contributors to relative performance included the Portfolio’s positions in Biogen Idec, Inc. and Norfolk Southern Corp. Shares of biotechnology and drugs company Biogen Idec, Inc. increased as strong revenue from its TYSABRI® and AVONEX® products boosted the company’s first-quarter earnings. Shares of railroad operator Norfolk Southern Corp. increased after the company raised its dividend payout and reported strong first-quarter results, boosted by strong demand for freight rail transportation due to the rebound in economic activity.

HOW WAS THE PORTFOLIO POSITIONED?

The portfolio managers employed a bottom-up fundamental approach to stock selection, rigorously researching companies to determine their underlying value and potential for future earnings growth. As a result of the Portfolio’s bottom-up fundamental approach to stock selection, the Portfolio had a modest tilt toward stocks that the portfolio managers believed would benefit from an economic recovery, favoring companies with strong cash flow, market leadership and solid growth prospects.

2	JPMORGAN INSURANCE TRUST	JUNE 30, 2011

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	4.0%
2.	Time Warner, Inc.	2.8
3.	Schlumberger Ltd.	2.6
4.	Chevron Corp.	2.6
5.	Exxon Mobil Corp.	2.5
6.	Wells Fargo & Co.	2.3
7.	Microsoft Corp.	2.2
8.	Coca-Cola Co. (The)	2.1
9.	Procter & Gamble Co. (The)	1.9
10.	Merck & Co., Inc.	1.9

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	18.2%
Energy	13.7
Consumer Discretionary	13.5
Financials	13.3
Health Care	13.2
Industrials	9.3
Consumer Staples	7.8
Materials	3.6
Telecommunication Services	3.4
Utilities	2.9
Short-Term Investment	1.1

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of June 30, 2011. The Portfolio’s composition is subject to change.

JUNE 30, 2011	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust U.S. Equity Portfolio

PORTFOLIO COMMENTARY

SIX MONTHS ENDED JUNE 30, 2011 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2011

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	3/30/95	4.19%	28.42%	5.36%	2.88%
CLASS 2 SHARES	8/16/06	4.04	28.11	5.09	2.75

*	Not annualized.

TEN YEAR PERFORMANCE (6/30/01 TO 6/30/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111. Effective November 1, 2006, the Portfolio’s investment objective and strategies changed. Although past performance is not necessarily an indication of how the Portfolio will perform in the future, in view of these changes, the Portfolio’s performance record prior to this period might be less relevant for investors considering whether to purchase shares of the Portfolio.

Returns for the Class 2 Shares prior to their inception date are based on the performance of Class 1 Shares. The actual returns of Class 2 Shares would have been lower than shown because Class 2 Shares have higher expenses than Class 1 Shares.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust U.S. Equity Portfolio, the S&P 500 Index and the Lipper Variable Underlying Funds Large-Cap Core Funds Index from June 30, 2001 to June 30, 2011. The performance of the Portfolio assumes reinvestment of all dividends and capital gains, if any. The performance of the

S&P 500 Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Variable Underlying Funds Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Portfolio. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Variable Underlying Funds Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	JPMORGAN INSURANCE TRUST	JUNE 30, 2011

JPMorgan Insurance Trust U.S. Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 98.6%
	Consumer Discretionary — 13.4%
	Auto Components — 1.7%
35,521	Johnson Controls, Inc.	1,479,805

	Automobiles — 1.3%
37,140	General Motors Co. (a)	1,127,570

	Diversified Consumer Services — 0.2%
2,330	ITT Educational Services, Inc. (a)	182,299

	Hotels, Restaurants & Leisure — 1.8%
21,410	Carnival Corp.	805,658
1,290	Darden Restaurants, Inc.	64,190
1,690	Starwood Hotels & Resorts Worldwide, Inc.	94,708
10,602	Yum! Brands, Inc.	585,655

		1,550,211

	Household Durables — 0.5%
12,690	Lennar Corp., Class A	230,324
350	NVR, Inc. (a)	253,918

		484,242

	Internet & Catalog Retail — 1.4%
6,220	Amazon.com, Inc. (a)	1,271,928

	Media — 4.6%
11,060	CBS Corp., Class B	315,099
17,910	Comcast Corp., Class A	453,840
2,150	DIRECTV, Class A (a)	109,263
13,510	Gannett Co., Inc.	193,463
67,995	Time Warner, Inc.	2,472,978
12,669	Walt Disney Co. (The)	494,598

		4,039,241

	Multiline Retail — 0.4%
2,873	Kohl’s Corp.	143,679
4,940	Target Corp.	231,735

		375,414

	Specialty Retail — 1.3%
1,150	AutoZone, Inc. (a)	339,078
14,100	Home Depot, Inc.	510,702
13,050	Lowe’s Cos., Inc.	304,195

		1,153,975

	Textiles, Apparel & Luxury Goods — 0.2%
1,720	Coach, Inc.	109,960
730	NIKE, Inc., Class B	65,685

		175,645

	Total Consumer Discretionary	11,840,330

SHARES	SECURITY DESCRIPTION	VALUE($)

	Consumer Staples — 7.8%
	Beverages — 3.1%
27,120	Coca-Cola Co. (The)	1,824,905
400	Dr. Pepper Snapple Group, Inc.	16,772
12,268	PepsiCo, Inc.	864,035

		2,705,712

	Food & Staples Retailing — 1.1%
7,789	CVS Caremark Corp.	292,711
4,480	Kroger Co. (The)	111,104
11,765	Sysco Corp.	366,833
1,010	Walgreen Co.	42,884
2,880	Wal-Mart Stores, Inc.	153,043

		966,575

	Food Products — 0.9%
9,780	Campbell Soup Co.	337,899
11,518	General Mills, Inc.	428,700

		766,599

	Household Products — 2.7%
8,070	Colgate-Palmolive Co.	705,399
26,867	Procter & Gamble Co. (The)	1,707,935

		2,413,334

	Total Consumer Staples	6,852,220

	Energy — 13.6%
	Energy Equipment & Services — 3.3%
1,980	Baker Hughes, Inc.	143,669
3,860	Cameron International Corp. (a)	194,119
4,130	Halliburton Co.	210,630
1,850	National Oilwell Varco, Inc.	144,689
26,188	Schlumberger Ltd.	2,262,643

		2,955,750

	Oil, Gas & Consumable Fuels — 10.3%
3,678	Apache Corp.	453,828
21,930	Chevron Corp.	2,255,281
9,320	ConocoPhillips	700,771
6,367	Devon Energy Corp.	501,783
10,170	EOG Resources, Inc.	1,063,274
26,545	Exxon Mobil Corp.	2,160,232
560	Noble Energy, Inc.	50,193
13,232	Occidental Petroleum Corp.	1,376,657
3,330	Southwestern Energy Co. (a)	142,790
11,590	Williams Cos., Inc. (The)	350,598

		9,055,407

	Total Energy	12,011,157

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust U.S. Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Financials — 13.2%
	Capital Markets — 2.6%
8,026	Goldman Sachs Group, Inc. (The)	1,068,180
9,790	Invesco Ltd.	229,086
27,221	Morgan Stanley	626,355
7,030	State Street Corp.	316,983
4,535	TD Ameritrade Holding Corp.	88,478

		2,329,082

	Commercial Banks — 3.2%
4,100	BB&T Corp.	110,044
16,430	Fifth Third Bancorp	209,482
4,330	Huntington Bancshares, Inc.	28,405
680	SVB Financial Group (a)	40,603
13,082	U.S. Bancorp	333,722
70,513	Wells Fargo & Co.	1,978,595
3,450	Zions Bancorp	82,834

		2,783,685

	Consumer Finance — 0.4%
7,370	American Express Co.	381,029

	Diversified Financial Services — 3.3%
100,069	Bank of America Corp.	1,096,756
33,054	Citigroup, Inc.	1,376,369
917	CME Group, Inc.	267,388
1,130	IntercontinentalExchange, Inc. (a)	140,922

		2,881,435

	Insurance — 3.5%
7,698	ACE Ltd., (Switzerland)	506,682
7,680	Aflac, Inc.	358,502
3,000	Axis Capital Holdings Ltd., (Bermuda)	92,880
3,180	Berkshire Hathaway, Inc., Class B (a)	246,100
1,070	Everest Re Group Ltd., (Bermuda)	87,473
2,790	First American Financial Corp.	43,663
17,730	MetLife, Inc.	777,815
10,964	Prudential Financial, Inc.	697,201
2,488	RenaissanceRe Holdings Ltd., (Bermuda)	174,036
5,770	XL Group plc, (Ireland)	126,825

		3,111,177

	Real Estate Investment Trusts (REITs) — 0.2%
2,950	HCP, Inc.	108,236
900	ProLogis, Inc.	32,256
760	Regency Centers Corp.	33,417

		173,909

	Total Financials	11,660,317

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care — 13.2%
	Biotechnology — 2.3%
9,110	Biogen Idec, Inc. (a)	974,041
12,809	Celgene Corp. (a)	772,639
6,420	Dendreon Corp. (a)	253,205

		1,999,885

	Health Care Equipment & Supplies — 2.1%
6,220	Becton, Dickinson & Co.	535,977
15,409	Covidien plc, (Ireland)	820,221
10,870	St. Jude Medical, Inc.	518,282

		1,874,480

	Health Care Providers & Services — 2.6%
750	Aetna, Inc.	33,068
12,640	Cardinal Health, Inc.	574,109
2,880	DaVita, Inc. (a)	249,437
4,550	Humana, Inc.	366,457
3,370	McKesson Corp.	281,900
12,050	UnitedHealth Group, Inc.	621,539
2,366	WellPoint, Inc.	186,370

		2,312,880

	Life Sciences Tools & Services — 0.1%
1,590	Thermo Fisher Scientific, Inc. (a)	102,380

	Pharmaceuticals — 6.1%
25,522	Abbott Laboratories	1,342,967
14,840	Johnson & Johnson	987,157
47,482	Merck & Co., Inc.	1,675,640
2,700	Mylan, Inc. (a)	66,609
53,152	Pfizer, Inc.	1,094,931
4,000	Teva Pharmaceutical Industries Ltd., (Israel), ADR	192,880

		5,360,184

	Total Health Care	11,649,809

	Industrials — 9.3%
	Aerospace & Defense — 2.9%
15,300	Honeywell International, Inc.	911,727
18,815	United Technologies Corp.	1,665,316

		2,577,043

	Construction & Engineering — 0.7%
9,830	Fluor Corp.	635,608

	Electrical Equipment — 0.4%
6,460	Emerson Electric Co.	363,375

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	JUNE 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Industrial Conglomerates — 2.3%
9,470	3M Co.	898,230
30,540	General Electric Co.	575,984
10,310	Tyco International Ltd., (Switzerland)	509,623

		1,983,837

	Machinery — 1.1%
19,683	PACCAR, Inc.	1,005,604

	Road & Rail — 1.9%
6,230	CSX Corp.	163,350
14,918	Norfolk Southern Corp.	1,117,806
3,490	Union Pacific Corp.	364,356

		1,645,512

	Total Industrials	8,210,979

	Information Technology — 18.1%
	Communications Equipment — 2.9%
66,433	Cisco Systems, Inc.	1,037,019
17,973	Juniper Networks, Inc. (a)	566,149
3,290	Motorola Mobility Holdings, Inc. (a)	72,512
15,314	QUALCOMM, Inc.	869,682

		2,545,362

	Computers & Peripherals — 4.7%
10,568	Apple, Inc. (a)	3,547,361
7,050	EMC Corp. (a)	194,227
9,317	Hewlett-Packard Co.	339,139
460	SanDisk Corp. (a)	19,090

		4,099,817

	Electronic Equipment, Instruments & Components — 0.4%
10,560	TE Connectivity Ltd., (Switzerland)	388,185

	Internet Software & Services — 0.6%
1,042	Google, Inc., Class A (a)	527,648

	IT Services — 2.8%
4,560	Accenture plc, (Ireland), Class A	275,515
7,440	Cognizant Technology Solutions Corp., Class A (a)	545,650
3,750	Genpact Ltd., (Bermuda) (a)	64,650
4,871	International Business Machines Corp.	835,620
1,520	MasterCard, Inc., Class A	458,037
5,160	VeriFone Systems, Inc. (a)	228,846
1,070	Visa, Inc., Class A	90,158

		2,498,476

	Semiconductors & Semiconductor Equipment — 2.9%
4,180	Analog Devices, Inc.	163,605
19,030	Broadcom Corp., Class A (a)	640,169

SHARES	SECURITY DESCRIPTION	VALUE($)

	Semiconductors & Semiconductor Equipment — Continued
8,800	Freescale Semiconductor Holdings I Ltd. (a)	161,832
3,160	KLA-Tencor Corp.	127,917
17,630	Lam Research Corp. (a)	780,657
1,430	Novellus Systems, Inc. (a)	51,680
18,449	Xilinx, Inc.	672,835

		2,598,695

	Software — 3.8%
8,070	Adobe Systems, Inc. (a)	253,802
1,630	Citrix Systems, Inc. (a)	130,400
74,523	Microsoft Corp.	1,937,598
30,110	Oracle Corp.	990,920

		3,312,720

	Total Information Technology	15,970,903

	Materials — 3.6%
	Chemicals — 2.5%
5,580	Air Products & Chemicals, Inc.	533,336
12,826	Dow Chemical Co. (The)	461,736
19,000	E.I. du Pont de Nemours & Co.	1,026,950
5,454	Georgia Gulf Corp. (a)	131,660

		2,153,682

	Containers & Packaging — 0.1%
3,130	Crown Holdings, Inc. (a)	121,506

	Metals & Mining — 1.0%
27,300	Alcoa, Inc.	432,978
8,240	Freeport-McMoRan Copper & Gold, Inc.	435,896

		868,874

	Total Materials	3,144,062

	Telecommunication Services — 3.5%
	Diversified Telecommunication Services — 2.5%
29,640	AT&T, Inc.	930,993
1,456	Frontier Communications Corp.	11,750
33,923	Verizon Communications, Inc.	1,262,953

		2,205,696

	Wireless Telecommunication Services — 1.0%
1,830	American Tower Corp., Class A (a)	95,764
134,680	Sprint Nextel Corp. (a)	725,925

		821,689

	Total Telecommunication Services	3,027,385

	Utilities — 2.9%
	Electric Utilities — 1.8%
5,130	FirstEnergy Corp.	226,489
12,910	NextEra Energy, Inc.	741,809

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	JPMORGAN INSURANCE TRUST	7

JPMorgan Insurance Trust U.S. Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2011 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Electric Utilities — Continued
8,770	Northeast Utilities	308,441
14,100	NV Energy, Inc.	216,435
1,600	PPL Corp.	44,528

		1,537,702

	Gas Utilities — 0.3%
3,740	AGL Resources, Inc.	152,255
1,290	Oneok, Inc.	95,473

		247,728

	Independent Power Producers & Energy Traders — 0.2%
4,450	Constellation Energy Group, Inc.	168,922

	Multi-Utilities — 0.6%
8,960	CenterPoint Energy, Inc.	173,376
6,771	Sempra Energy	358,051

		531,427

SHARES	SECURITY DESCRIPTION	VALUE($)

	Water Utilities — 0.0% (g)
1,200	American Water Works Co., Inc.	35,340

	Total Utilities	2,521,119

	Total Common Stocks (Cost $ 78,084,160)	86,888,281

Short-Term Investment — 1.1%
	Investment Company — 1.1%
977,834	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m) (Cost $ 977,834)	977,834

	Total Investments — 99.7% (Cost $79,061,994)	87,866,115
	Other Assets in Excess of Liabilities — 0.3%	282,471

	NET ASSETS — 100.0%	$88,148,586

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/11	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
14	E-mini S&P 500	09/16/11	$920,850	$17,119

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS :

ADR	— American Depositary Receipt

(a)	— Non-income producing security
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	— Amount rounds to less than 0.1%.

(l)	— The rate shown is the current yield as of June 30, 2011.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	JUNE 30, 2011

STATEMENT OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2011 (Unaudited)

U.S. Equity Portfolio
ASSETS:
Investments in non-affiliates, at value	$86,888,281
Investments in affiliates, at value	977,834

Total investment securities, at value	87,866,115
Deposits at broker for futures contracts	90,000
Receivables:
Investment securities sold	471,939
Portfolio shares sold	5,402
Interest and dividends	118,443
Securities lending income	235
Variation margin on futures contracts	7,840

Total Assets	88,559,974

LIABILITIES:
Payables:
Investment securities purchased	218,372
Portfolio shares redeemed	42,657
Accrued liabilities:
Investment advisory fees	53,168
Administration fees	7,200
Distribution fees	4
Custodian and accounting fees	23,702
Trustees’ and Chief Compliance Officer’s fees	244
Audit fees	22,544
Printing & Postage fees	37,534
Other	5,963

Total Liabilities	411,388

Net Assets	$88,148,586

NET ASSETS:
Paid in capital	$110,890,034
Accumulated undistributed net investment income	657,127
Accumulated net realized gains (losses)	(32,219,815)
Net unrealized appreciation (depreciation)	8,821,240

Total Net Assets	$88,148,586

Net Assets:
Class 1	$88,129,840
Class 2	18,746

Total	$88,148,586

Outstanding units of beneficial interest (shares)
(unlimited amount authorized, no par value):
Class 1	5,454,717
Class 2	1,162

Net asset value, offering and redemption price per share:
Class 1	$16.16
Class 2	16.13

Cost of investments in non-affiliates	$78,084,160
Cost of investments in affiliates	977,834

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	JPMORGAN INSURANCE TRUST	9

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2011 (Unaudited)

U.S. Equity Portfolio
INVESTMENT INCOME:
Interest income from non-affiliates	$235
Dividend income from non-affiliates	1,157,177
Dividend income from affiliates	539
Income from securities lending (net)	965

Total investment income	1,158,916

EXPENSES:
Investment advisory fees	353,756
Administration fees	57,036
Distribution fees — Class 2	23
Custodian and accounting fees	22,897
Interest expense to affiliates	15
Professional fees	22,419
Trustees’ and Chief Compliance Officer’s fees	694
Printing and mailing costs	34,287
Transfer agent fees	385
Other	13,050

Total expenses	504,562

Less amounts waived	(896)
Less earnings credits	— (a)

Net expenses	503,666

Net investment income (loss)	655,250

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	14,007,691
Futures	63,023

Net realized gain (loss)	14,070,714

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(10,786,334)
Futures	16,783

Change in net unrealized appreciation (depreciation)	(10,769,551)

Net realized/unrealized gains (losses)	3,301,163

Change in net assets resulting from operations	$3,956,413

(a)	Amount rounds to less than $1.

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	JUNE 30, 2011

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	U.S. Equity Portfolio
	Six Months Ended 6/30/2011 (Unaudited)	Year Ended 12/31/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$655,250	$1,495,369
Net realized gain (loss)	14,070,714	18,561,531
Change in net unrealized appreciation (depreciation)	(10,769,551)	(2,542,641)

Change in net assets resulting from operations	3,956,413	17,514,259

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1
From net investment income	(1,487,487)	(1,314,251)
Class 2
From net investment income	(174)	(119)

Total distributions to shareholders	(1,487,661)	(1,314,370)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(46,886,986)	(34,320,573)

NET ASSETS:
Change in net assets	(44,418,234)	(18,120,684)
Beginning of period	132,566,820	150,687,504

End of period	$88,148,586	$132,566,820

Accumulated undistributed net investment income	$657,127	$1,489,538

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$1,645,187	$7,718,630
Dividends and distributions reinvested	1,487,487	1,314,251
Cost of shares redeemed	(50,019,834)	(43,353,573)

Change in net assets from Class 1 capital transactions	$(46,887,160)	$(34,320,692)

Class 2
Dividends and distributions reinvested	$174	$119

Change in net assets from Class 2 capital transactions	$174	$119

Total change in net assets from capital transactions	$(46,886,986)	$(34,320,573)

SHARE TRANSACTIONS:
Class 1
Issued	102,328	559,660
Reinvested	92,678	87,500
Redeemed	(3,190,316)	(3,016,493)

Change in Class 1 Shares	(2,995,310)	(2,369,333)

Class 2
Reinvested	11	8

Change in Class 2 Shares	11	8

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	JPMORGAN INSURANCE TRUST	11

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain
U.S. Equity Portfolio
Class 1
Six Months Ended June 30, 2011 (Unaudited)	$15.69	$0.08	(e)	$0.58		$0.66	$(0.19)	$—
Year Ended December 31, 2010	13.93	0.16	(e)	1.73		1.89	(0.13)	—
Year Ended December 31, 2009	10.74	0.19	(f)	3.32	(f)	3.51	(0.32)	—
Year Ended December 31, 2008	18.34	0.22	(e)	(6.12)		(5.90)	(0.18)	(1.52)
Year Ended December 31, 2007	17.60	0.18		1.57		1.75	(0.19)	(0.82)
Year Ended December 31, 2006	15.28	0.19		2.26		2.45	(0.13)	—

Class 2
Six Months Ended June 30, 2011 (Unaudited)	15.65	0.06	(e)	0.57		0.63	(0.15)	—
Year Ended December 31, 2010	13.91	0.12	(e)	1.72		1.84	(0.10)	—
Year Ended December 31, 2009	10.71	0.13	(f)	3.35	(f)	3.48	(0.28)	—
Year Ended December 31, 2008	18.28	0.19	(e)	(6.11)		(5.92)	(0.13)	(1.52)
Year Ended December 31, 2007	17.58	0.16		1.54		1.70	(0.18)	(0.82)
August 16, 2006 (g) through December 31, 2006	15.84	0.05		1.69		1.74	—	—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Includes gains resulting from litigation payments on securities owned in a prior year. Without these gains, the net realized and unrealized gains (losses) on investments per share would have been $3.30 and $3.34, total return would have been 33.49% and 33.24% and the net investment income (loss) ratio would have been 1.42% and 1.18%, for Class 1 and Class 2 Shares, respectively. The impact on the net investment income (loss) per share was less than $0.01 for both Class 1 and Class 2 Shares.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	JUNE 30, 2011

		Ratios/Supplemental data
				Ratios to average net assets (a)
Total distributions	Net asset value, end of period	Total return (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$(0.19)	$16.16	4.19%	$88,130	0.78%	1.02%		0.78%	34%
(0.13)	15.69	13.58	132,549	0.79	1.10		0.82	75
(0.32)	13.93	33.68 (f)	150,672	0.80	1.45	(f)	0.91	88
(1.70)	10.74	(34.80)	123,301	0.76	1.50		0.78	93
(1.01)	18.34	10.45	290,233	0.73	1.12		0.73	116
(0.13)	17.60	16.15	148,075	0.85	1.05		0.87	129

(0.15)	16.13	4.04	19	1.03	0.77		1.03	34
(0.10)	15.65	13.28	18	1.04	0.86		1.07	75
(0.28)	13.91	33.34 (f)	16	1.05	1.21	(f)	1.17	88
(1.65)	10.71	(34.94)	12	1.01	1.30		1.04	93
(1.00)	18.28	10.12	18	0.99	0.85		0.99	116
—	17.58	10.98	17	1.05	0.82		1.07	129

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2011	JPMORGAN INSURANCE TRUST	13

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2011 (Unaudited)

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company established as a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
U.S. Equity Portfolio	Class 1 and Class 2	Diversified

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and service fees, and each class has exclusive voting rights with respect to its distribution plan or administrative services plan.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Portfolio may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Portfolio to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Under these procedures, the Portfolio primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Portfolio applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Portfolio’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Portfolio calculates its net asset values.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

14	JPMORGAN INSURANCE TRUST	JUNE 30, 2011

The following table represents each valuation input by sector as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities #	$87,673,235	$192,880	$—	$87,866,115

Appreciation in Other Financial Instruments
Futures Contracts	$17,119	$—	$—	$17,119

#	Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOI. Level 2 consists of an ADR, the reported value of which is an evaluated price. Please refer to the SOI for industry specifics of the portfolio holdings.

There were no transfers between Levels 1 and 2 during the six months ended June 30, 2011.

B. Futures Contracts — The Portfolio uses index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Portfolio buys futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Portfolio to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Portfolio is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Portfolio periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statement of Operations at the closing or expiration of futures contracts. Securities deposited as initial margin are designated in the SOI and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The Portfolio may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

The table below discloses the volume of the Portfolio’s futures activities during the six months ended June 30, 2011:

Futures Contracts:
Average Notional Balance Long	$1,054,416
Ending Notional Balance Long	920,850

C. Securities Lending — The Portfolio may lend securities to brokers approved by J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) in order to generate additional income. Goldman Sachs Bank USA (“GS Bank”) serves as lending agent for the Portfolio. Securities loaned are collateralized by cash, which is invested in Capital Shares of the JPMorgan Prime Money Market Fund. Upon termination of the loan, the Portfolio is required to return to the borrower the posted cash collateral. Loans are subject to termination by the Portfolio or the borrower at any time.

Securities lending income is comprised of income earned on cash collateral investments (“Collateral Investments”), net of a rebate received from or paid to borrowers for use of cash collateral and lending agent fees. This amount is recorded as Income from securities lending (net) on the Statement of Operations. The Portfolio also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statement of Operations. For the six months ended June 30, 2011, the Portfolio earned $637 from the investment of cash collateral, prior to rebates or fees, from an investment in an affiliated fund as described below.

At the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. dollar-denominated securities plus accrued interest. The securities lending agreement with GS Bank requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 102% of the value of loaned securities.

The value of the cash collateral received is recorded as a liability on the Statement of Assets and Liabilities and details of Collateral Investments are disclosed in the SOI. At June 30, 2011, there were no outstanding securities on loan.

JUNE 30, 2011	JPMORGAN INSURANCE TRUST	15

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2011 (Unaudited) (continued)

The Portfolio bears the risk of loss associated with the Collateral Investments and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the Collateral Investments declines below the amount owed to a borrower, the Portfolio may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Portfolio may use leverage (borrow money) to repay the borrower for cash collateral posted, if the Advisor does not believe that it is prudent to sell the Collateral Investments to fund the payment of this liability.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, GS Bank has agreed to indemnify the Portfolio from losses resulting from a borrower’s failure to return a loaned security.

The Advisor waived fees associated with the Portfolio’s investment in JPMorgan Prime Money Market Fund in the amount of $441. This amount offsets the administration fees and shareholder servicing fees incurred by JPMorgan Prime Money Market Fund related to the Portfolio’s investment in such fund. A portion of the waiver is voluntary.

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Portfolio first learns of the dividend.

E. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a portfolio are charged directly to that portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. Each class of shares bears its pro-rata portion of expenses attributable to the Portfolio, except that each class separately bears expenses related specifically to that class, such as distribution fees.

F. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Portfolio’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid at least annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMIM acts as the investment advisor to the Portfolio. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIM supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual fee rate of 0.55%.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended June 30, 2011, the annualized effective rate was 0.09% of the Portfolio’s average daily net assets.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to the Distributor, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

16	JPMORGAN INSURANCE TRUST	JUNE 30, 2011

D. Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Portfolio, provides portfolio custody and accounting services for the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

E. Waivers and Reimbursements — The Advisor and Administrator have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Portfolio’s average daily net assets as shown in the table below:

Class 1	Class 2
0.80%	1.05%

The contractual expense limitation agreements were in effect for the six months ended June 30, 2011. The expense limitation percentages in the table above are in place until at least April 30, 2012.

The Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and the Distributor waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in the money market funds for the six months ended June 30, 2011 (excluding the waiver disclosed in Note 2.C. regarding cash collateral for securities lending invested in the JPMorgan Prime Money Market Fund) was $896.

F. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended June 30, 2011, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party broker/dealers. For the six months ended June 30, 2011, the Portfolio did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the six months ended June 30, 2011, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$41,846,429	$88,187,105	$—	$200,356

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2011, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$79,061,994	$10,682,320	$1,878,199	$8,804,121

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (“the Act”), net capital losses recognized by the Portfolio after December 31, 2010, may get carried forward indefinitely, and retain their character as short-term and/or long term losses. Prior to this Act, pre-enactment net capital losses incurred by the Portfolio were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses are used before pre-enactment net capital losses.

JUNE 30, 2011	JPMORGAN INSURANCE TRUST	17

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2011 (Unaudited) (continued)

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 15, 2011.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility at June 30, 2011, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

18	JPMORGAN INSURANCE TRUST	JUNE 30, 2011

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees (for Class 2 Shares) and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, January 1, 2011, and continued to hold your shares at the end of the reporting period, June 30, 2011.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2011	Ending Account Value, June 30, 2011	Expenses Paid During January 1, 2011 to June 30, 2011*	Annualized Expense Ratio
Class 1
Actual	$1,000.00	$1,041.90	$3.95	0.78%
Hypothetical	1,000.00	1,020.93	3.91	0.78
Class 2
Actual	1,000.00	1,040.40	5.21	1.03
Hypothetical	1,000.00	1,019.69	5.16	1.03

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

JUNE 30, 2011	JPMORGAN INSURANCE TRUST	19

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2011. All rights reserved. June 2011.	SAN-JPMITUSEP-611

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable to a semiannual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable to a semiannual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not applicable to a semiannual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable to a semiannual report.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Insurance Trust

By:	/s/ Patricia A. Maleski
Patricia A. Maleski
President and Principal Executive Officer
August 26, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Patricia A. Maleski
Patricia A. Maleski
President and Principal Executive Officer
August 26, 2011

By:	/s/ Joy C. Dowd
Joy C. Dowd
Treasurer and Principal Financial Officer
August 26, 2011